UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

April 30, 2019

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

TABLE OF CONTENTS

Disclosure of Fund Expenses	1

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	6
Performance Update	8
Consolidated Statement of Investments	10
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18

ALPS | Kotak India Growth Fund
Management Commentary	22
Performance Update	24
Consolidated Statement of Investments	26
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Financial Highlights	31

ALPS | Smith Funds
Management Commentary	35
Performance Update	38
Statements of Investments	42
Statements of Assets and Liabilities	53
Statements of Operations	54
Statements of Changes in Net Assets	55
Financial Highlights	57

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	65
Performance Update	67
Statement of Investments	70
Statement of Assets and Liabilities	72
Statement of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	75
ALPS | WMC Research Value Fund
Management Commentary	80
Performance Update	81
Statement of Investments	83
Statement of Assets and Liabilities	86
Statement of Operations	87
Statements of Changes in Net Assets	88
Financial Highlights	89

Clough China Fund
Management Commentary	93
Performance Update	95
Statement of Investments	97
Statement of Assets and Liabilities	100
Statement of Operations	101
Statements of Changes in Net Assets	102
Financial Highlights	103

RiverFront Global Allocation Series
Management Commentary	107
Performance Update	110
Statements of Investments	120
Statements of Assets and Liabilities	125
Statements of Operations	127
Statements of Changes in Net Assets	128
Financial Highlights	133

Notes to Financial Statements	155
Additional Information	184
Privacy Policy	185

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2018 and held until April 30, 2019.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2018 – April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | April 30, 2019

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019		Expense Ratio(a)	Expenses Paid During Period November 1, 2018 - April 30, 2019(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00		$960.70	1.37%	$6.66
Hypothetical (5% return before expenses)	$1,000.00		$1,018.00	1.37%	$6.85
Class A
Actual	$1,000.00		$960.70	1.41%	$6.85
Hypothetical (5% return before expenses)	$1,000.00		$1,017.80	1.41%	$7.05
Class C
Actual	$1,000.00		$956.50	2.04%	$9.90
Hypothetical (5% return before expenses)	$1,000.00		$1,014.68	2.04%	$10.19
Class I
Actual	$1,000.00		$961.40	1.13%	$5.50
Hypothetical (5% return before expenses)	$1,000.00		$1,019.19	1.13%	$5.66
ALPS | Kotak India Growth Fund(d)
Investor Class
Actual	$1,000.00		$1,173.00	1.90%	$10.24
Hypothetical (5% return before expenses)	$1,000.00		$1,015.37	1.90%	$9.49
Class A
Actual	$1,000.00		$1,172.30	2.00%	$10.77
Hypothetical (5% return before expenses)	$1,000.00		$1,014.88	2.00%	$9.99
Class C		$
Actual	$1,000.00		1,169.10	2.60%	$13.98
Hypothetical (5% return before expenses)	$1,000.00		$1,011.90	2.60%	$12.97
Class I
Actual	$1,000.00		$1,174.30	1.60%	$8.63
Hypothetical (5% return before expenses)	$1,000.00		$1,016.86	1.60%	$8.00
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00		$1,027.30	0.77%	$3.87
Hypothetical (5% return before expenses)	$1,000.00		$1,020.98	0.77%	$3.86
Class A
Actual	$1,000.00		$1,026.50	0.70%	$3.52
Hypothetical (5% return before expenses)	$1,000.00		$1,021.32	0.70%	$3.51
Class C
Actual	$1,000.00		$1,022.60	1.49%	$7.47
Hypothetical (5% return before expenses)	$1,000.00		$1,017.41	1.49%	$7.45
Class I
Actual	$1,000.00		$1,027.60	0.49%	$2.46
Hypothetical (5% return before expenses)	$1,000.00		$1,022.36	0.49%	$2.46
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00		$1,060.70	0.96%	$4.91
Hypothetical (5% return before expenses)	$1,000.00		$1,020.03	0.96%	$4.81
Class A
Actual	$1,000.00		$1,061.00	0.92%	$4.70
Hypothetical (5% return before expenses)	$1,000.00		$1,020.23	0.92%	$4.61
Class C
Actual	$1,000.00		$1,057.20	1.67%	$8.52
Hypothetical (5% return before expenses)	$1,000.00		$1,016.51	1.67%	$8.35
Class I
Actual	$1,000.00		$1,062.30	0.67%	$3.43
Hypothetical (5% return before expenses)	$1,000.00		$1,021.47	0.67%	$3.36

2 | April 30, 2019

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expense Ratio(a)	Expenses Paid During Period November 1, 2018 - April 30, 2019(b)
ALPS | Red Rocks Listed Private Equity Fund
Investor Class
Actual	$1,000.00	$1,100.40	1.40%	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00
Class A
Actual	$1,000.00	$1,100.30	1.37%	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	1.37%	$6.85
Class C
Actual	$1,000.00	$1,095.90	2.16%	$11.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	2.16%	$10.79
Class I
Actual	$1,000.00	$1,100.70	1.20%	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	1.20%	$6.01
Class R
Actual	$1,000.00	$1,098.90	1.60%	$8.33
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	1.60%	$8.00
ALPS | WMC Research Value Fund
Investor Class
Actual	$1,000.00	$1,077.20	1.15%	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class A
Actual	$1,000.00	$1,077.20	1.15%	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,073.70	1.90%	$9.77
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,077.60	0.90%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
Clough China Fund
Investor Class
Actual	$1,000.00	$1,161.20	1.95%	$10.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74
Class A
Actual	$1,000.00	$1,161.20	1.95%	$10.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74
Class C
Actual	$1,000.00	$1,157.20	2.70%	$14.44
Hypothetical (5% return before expenses)	$1,000.00	$1,011.41	2.70%	$13.47
Class I
Actual	$1,000.00	$1,163.20	1.70%	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	1.70%	$8.50

3 | April 30, 2019

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expense Ratio(a)	Expenses Paid During Period November 1, 2018 - April 30, 2019(b)
RiverFront Asset Allocation Aggressive
Investor Class
Actual	$1,000.00	$1,054.10	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class A
Actual	$1,000.00	$1,053.80	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class C
Actual	$1,000.00	$1,049.90	1.25%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,055.60	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
Investor Class II
Actual	$1,000.00	$1,053.90	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class L
Actual	$1,000.00	$1,054.80	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
RiverFront Asset Allocation Growth
Investor Class
Actual	$1,000.00	$1,053.60	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class A
Actual	$1,000.00	$1,054.40	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class C
Actual	$1,000.00	$1,049.50	1.25%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,054.70	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$1,055.60	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class A
Actual	$1,000.00	$1,056.00	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class C
Actual	$1,000.00	$1,051.90	1.25%	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,057.90	0.25%	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

4 | April 30, 2019

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expense Ratio(a)	Expenses Paid During Period November 1, 2018 - April 30, 2019(b)
RiverFront Asset Allocation Moderate
Investor Class
Actual	$1,000.00	$1,054.10	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class A
Actual	$1,000.00	$1,055.60	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class C
Actual	$1,000.00	$1,051.30	1.25%	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,056.30	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
RiverFront Asset Allocation Income & Growth
Investor Class
Actual	$1,000.00	$1,054.10	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class A
Actual	$1,000.00	$1,054.50	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51
Class C
Actual	$1,000.00	$1,049.50	1.25%	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Class I
Actual	$1,000.00	$1,055.20	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.

(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

5 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2019 (Unaudited)

The six months ending April 30, 2019 produced a modestly negative return for commodities. The Bloomberg Commodity Index Total Return (“BCOMTR”), the Fund’s benchmark, ended lower by -1.98% for the period. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (“I” Shares—“JCRIX” or the “Fund”) delivered a net negative return of -3.86% for the period (JCCSX was down -9.23% at MOP, JCRCX was down -5.28% at CDSC and JCRAX was down -3.93%). The Fund underperformed its benchmark, BCOMTR, by 188 basis points during the period.

From a macro perspective, the six month slice of time we are examining was quite volatile for many asset prices, including commodities, despite the relatively benign performance for the entire period. Negative price pressures across many commodities were felt during the latter stages of Q4 2018. Concerns mounted as global growth projections were revised downward. The US Federal Open Market Committee (“FOMC”) had been on a path to elevate US short term interest rates and to gradually reduce its large balance sheet of debt instruments. As a cross-section of asset prices began to accelerate to the downside in the wake of seasonal factors and growing negative sentiment, the FOMC pivoted by placing future rate hikes and security sales on hold. The significant shift in monetary stance taken by the FOMC at the end of the calendar year was seen as stimulative and directly supportive to credit markets while indirectly positive towards equities and commodities.

The Fund maintains a dynamic combination of commodity futures exposure and commodity equity (or producer) exposure. The composition of the fund changes from time to time in response to structural and value opportunities identified by the Fund’s Policy Committee. The Fund was fully invested at the end of April. Throughout the 4th quarter of 2018, the Fund held a historically low percentage in commodity equities, about 20%, versus about 80% in commodity futures. The disproportionate selling of commodity equities in Q4 into the end of the year eventually created a value opportunity for the Fund. Additionally, the more supportive monetary environment led by the FOMC described above encouraged us to increase our commodity equity exposure. Early into Q1 of 2019, we expanded our equity allocation to approximately 30% while reducing commodity futures exposure to about 70%. The Fund held a similar allocation mix at the end of April.

Industrial and precious metals were among the strongest performers during the six months ending in April 2019. Zinc and copper prices rebounded from losses suffered at the end of 2018. Zinc prices climbed by +17.6% while London Metal Exchange copper added +7.3%. Gold and platinum prices added similar percentage gains, gold up +5.5% and platinum up +5.6%. Nickel, one of the key components for producing stainless steel, added +4.9% in the period.

Nonetheless, it was not a complete “win” for metals in this six month period. Aluminum prices struggled, declining -9.7% at the end of April.

Energy prices swung significantly in both directions during the six month period. Crude oil and its derivative products, reformulated gasoline (RBOB) and heating oil, traded lower during most of Q4 2018. In early November a surprise relaxation of sanctions placed against Iranian crude oil by the Trump Administration resulted in waivers for existing customers to purchase Iranian crude. The Organization of Petroleum Exporting Countries (“OPEC”) had previously raised output to pre-emptively adjust for the removal of Iranian barrels from the market. Temporarily, supplies exceeded demand. OPEC convened in December 2018 to address the situation and cut production to counter-balance the unexpected Iranian flow. From low to high, crude oil prices fluctuated more than 25%. As the six month period came to a close, prices rebounded in response to OPEC’s production cuts and a more positive global growth outcome than initially expected for the first few weeks in 2019. Still, crude oil prices slipped modestly, down -3.5% for the period. Heating oil also fell by -5.3%. Conversely, RBOB rallied by +4.5% as the US transitioned out of the winter months, and the upcoming driving season came into focus.

Natural gas also had a volatile trading period in the six months ending in April 2019. After cash prices spiked to nearly $5/mmBTU in early November out of concern for supply levels and cold temperatures, prices for subsequent futures contracts fell significantly. The weather remained milder than feared and higher demand failed to materialize. For the period, natural gas prices fell by -18.0%.

Most agricultural prices suffered losses during the six months in focus. Orange juice and coffee were among the worst performers falling -31% and -23.5% respectively. Political and economic stress in Brazil and other South American countries led to currency declines. Producers boosted crop sales to take advantage of favorable foreign exchange rates, pressuring prices to the downside. Grain prices not only had to deal with South American currency issues, but they were also targeted in retaliation for specific tariffs directed by the US to China. Wheat fell -16.1%, corn prices faded by -6.3%, and soybeans slipped by -2.9%. Sugar and cotton prices also declined by -5.4% and -3.4% for the period, respectively.

Cocoa prices fought the general trend in agriculture, gaining +4.2%. Most cocoa comes from West African nations that were less impacted by the prevailing trade dispute. Protein prices, for cattle and lean hogs, ended slightly higher for the period. A deadly and devastating Asian swine flu took a toll on pig populations especially in China and some neighboring countries. In turn, cattle prices were bid up as well. Lean hogs were up +3.0% for the period and live cattle rose by just +1.8% for the six months ending in April. While the total price appreciation may seem insignificant, prices actually rallied by more than 40% in Q1 alone.

{The Fund’s top equity holdings at the end of April included Boliden AB (BOL SS) +30.3% (6 months ending Apr. 30, 2019), Fortescue Metals Group Ltd. (FMG AU) +90.8% (6 months ending Apr 30, 2019), Teck Resources Ltd. (TECK US) +15.2% (6 months ending Apr. 30, 2019), Yara International ASA (YAR NO) +4.9% (6 months ending

6 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2019 (Unaudited)

Apr. 30, 2019), Rio Tinto PLC (RIO US) +28.7% (6 months ending Apr. 30, 2019), Nutrien Ltd. (NTR US) +4.2% (6 months ending Apr. 30, 2019), South 32 Ltd. (S32 AU) -4.7% (6 months ending Apr. 30, 2019), Southern Copper Corp (SCCO US) +3.9% (6 months ending Apr. 30, 2019), Tyson Foods Inc. (TSN US) +26.8% (6 months ending Apr. 30, 2019), and AGCO Corp. (AGCO US) +26.9% (6 months ending Apr. 30, 2019).}

U.S. Treasury Inflation Protected Bonds (“TIPS”) and nominal US Treasuries are held by the fund to invest excess cash and as collateral for commodity futures-related investments held in the Fund’s Cayman Island subsidiary. Nominal yields on the benchmark 10 year note stood at 3.14% at the end of October 2018. Rates moved substantially lower, to 2.50%, by the end of April 2019. We continue to invest in TIPS and nominal US Treasuries with limited duration exposure. At the end of April, the Fund’s fixed income portfolio had a weighted average maturity of 0.7 years.

We believe that commodity fundamentals are poised to strengthen. On a relative basis, commodities appear inexpensive to other assets that have enjoyed long term appreciation. Consistent global growth trends seem to be intact for the near future despite some of the combative rhetoric revolving around global trade. That’s positive for commodity demand. The failure of many companies and sovereign countries to invest the necessary capital over many years to source, transport, and deliver vital commodities to market may take its toll in terms of future shortages and price spikes. Ultimately, profitable prices induce producers to engage in future projects. In our view, higher commodity prices are both necessary and likely.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

7 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-3.93%	-10.46%	0.84%	-7.32%	-1.78%	1.45%	1.45%
Class A (NAV)	-3.93%	-10.46%	0.84%	-7.32%	-1.78%	1.48%	1.45%
Class A (MOP)	-9.23%	-15.38%	-1.04%	-8.36%	-2.41%
Class C (NAV)	-4.35%	-11.12%	0.16%	-7.94%	-2.40%	2.05%	2.05%
Class C (CDSC)	-5.28%	-11.98%	0.16%	-7.94%	-2.40%
Class I	-3.86%	-10.25%	1.07%	-7.07%	-1.52%	1.13%	1.13%
TR/CC CRB Total Return Index [1]	-2.35%	-6.71%	1.26%	-9.11%	-3.18%
Bloomberg Commodity TR Index[1]	-1.98%	-8.03%	-0.66%	-9.43%	-4.30%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

8 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stocks	30.32%
Commodity Futures Related	69.29%
Master Limited Partnerships	0.29%
Cash, Cash Equivalents, & Other Net Assets	0.10%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

9 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (30.33%)
Argentina (0.14%)
Adecoagro SA(a)	50,405	$342,754
YPF SA, Sponsored ADR	42,204	571,020
		913,774

Australia (2.46%)
Alumina, Ltd.	310,907	490,950
Ausdrill, Ltd.	35,826	41,419
Beach Energy, Ltd.	278,659	418,419
BHP Group, Ltd.	5,330	140,526
BlueScope Steel, Ltd.	135,151	1,281,445
Costa Group Holdings, Ltd.	104,343	417,066
Fortescue Metals Group, Ltd.	754,498	3,802,966
GrainCorp, Ltd., Class A	85,256	540,911
Iluka Resources, Ltd.	100,615	612,823
Incitec Pivot, Ltd.	400,411	951,249
Independence Group NL	176,712	555,596
Mineral Resources, Ltd.	56,942	625,802
Nufarm, Ltd.	147,504	526,154
Oil Search, Ltd.	73,894	405,273
Orocobre, Ltd.(a)	61,058	143,333
OZ Minerals, Ltd.	133,936	940,405
Sandfire Resources NL	78,872	391,430
Santos, Ltd.	7,201	36,499
South32, Ltd.	906,966	2,135,482
Washington H Soul Pattinson & Co.,Ltd.	18,381	297,897
Whitehaven Coal, Ltd.	200,968	595,024
Woodside Petroleum, Ltd.	18,740	467,529
		15,818,198

Austria (0.15%)
OMV AG	6,908	369,968
voestalpine AG	18,655	599,038
		969,006

Brazil (0.55%)
BRF SA, ADR(a)	141,840	1,110,607
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	112,065	1,340,298
Gerdau SA, Sponsored ADR	147,971	529,736
Petroleo Brasileiro SA, Sponsored ADR	16,177	246,376
Vale SA, Sponsored ADR	23,249	297,122
		3,524,139

Canada (1.74%)
Cameco Corp.	50,010	552,110
Canadian Solar, Inc.(a)	19,387	387,352
Encana Corp.	138,190	957,657
First Quantum Minerals, Ltd.	4,500	47,529
Gran Tierra Energy, Inc.(a)	85,099	203,387
Hudbay Minerals, Inc.	239,100	1,591,977
Lundin Mining Corp.	193,400	1,037,953
Nutrien, Ltd.	40,325	2,184,809
Parex Resources, Inc.(a)	56,800	967,512

	Shares	Value (Note 2)
Canada (continued)
Teck Resources, Ltd., Class B	138,619	$3,278,340
		11,208,626

Chile (0.37%)
Antofagasta PLC	66,150	783,238
Geopark, Ltd.(a)	12,075	189,578
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	39,077	1,392,704
		2,365,520

China (0.46%)
China Petroleum & Chemical Corp., ADR	5,780	443,557
CNOOC, Ltd., Sponsored ADR	8,783	1,595,695
Daqo New Energy Corp., ADR(a)	5,342	197,921
JinkoSolar Holding Co., Ltd., ADR(a)	8,708	169,458
PetroChina Co., Ltd., ADR	8,809	557,522
		2,964,153

Colombia (0.02%)
Ecopetrol SA, Sponsored ADR	5,846	108,093

Denmark (0.16%)
FLSmidth & Co. A/S	9,925	498,017
Vestas Wind Systems A/S	6,114	552,954
		1,050,971

Faroe Islands (0.12%)
Bakkafrost P/F	14,649	752,193

Finland (0.12%)
Outokumpu OYJ	147,998	564,215
Outotec OYJ(a)	43,438	228,790
		793,005

France (0.13%)
TOTAL SA, Sponsored ADR	14,467	805,378

Germany (0.61%)
K+S AG	93,537	1,896,793
Nordex SE(a)	10,156	164,486
Salzgitter AG	10,429	343,546
thyssenkrupp AG	23,362	328,453
Wacker Chemie AG	13,602	1,190,579
		3,923,857

Great Britain (1.90%)
Anglo American PLC	27,004	697,715
BP PLC, Sponsored ADR	13,668	597,702
CNH Industrial N.V.	80,916	881,984
Ensco Rowan PLC, Class A	35,002	488,978
Kazakhmys PLC	104,547	881,506
Noble Corp. PLC(a)	46,618	122,605
Pentair PLC	46,328	1,806,329
Premier Oil PLC(a)	196,198	255,280
Rio Tinto PLC, Sponsored ADR	43,928	2,587,359

10 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
Great Britain (continued)
Severn Trent PLC	32,916	$873,902
Subsea 7 SA	68,014	864,025
TechnipFMC PLC	28,201	693,463
Tullow Oil PLC	22,057	64,802
United Utilities Group PLC	129,470	1,399,255
		12,214,905

India (0.04%)
Vedanta, Ltd., ADR	27,652	264,353

Israel (0.11%)
SolarEdge Technologies, Inc.(a)	16,094	712,964
Tower Semiconductor, Ltd.(a)	1	10
		712,974

Italy (0.06%)
Eni SpA, Sponsored ADR	10,981	372,585

Japan (2.05%)
Daido Steel Co., Ltd.	6,200	251,017
GS Yuasa Corp.	21,600	431,825
Hitachi Metals, Ltd.	48,800	561,181
Inpex Corp.	145,133	1,408,401
Japan Petroleum Exploration Co., Ltd.	19,200	416,593
JFE Holdings, Inc.	29,300	501,068
Kobe Steel, Ltd.	77,200	588,382
Kubota Corp.	112,400	1,698,185
Kurita Water Industries, Ltd.	23,216	601,476
Maruha Nichiro Corp.	5,600	176,956
Maruichi Steel Tube, Ltd.	16,300	449,221
Megmilk Snow Brand Co., Ltd.	7,100	156,347
Mitsubishi Materials Corp.	21,600	559,221
Morinaga Milk Industry Co., Ltd.	6,500	213,856
Nippon Steel & Sumitomo Metal Corp.	47,390	842,550
Nippon Suisan Kaisha, Ltd.	129,600	903,984
OSAKA Titanium Technologies Co., Ltd.	3,700	51,052
Pacific Metals Co., Ltd.	2,900	63,287
Sakata Seed Corp.	14,400	456,968
Sumitomo Forestry Co., Ltd.	28,759	394,228
Sumitomo Metal Mining Co., Ltd.	22,600	705,825
Toho Titanium Co., Ltd.	17,800	148,606
Toho Zinc Co., Ltd.	13,600	354,177
Tokyo Steel Manufacturing Co., Ltd.	73,400	625,971
UACJ Corp.	11,100	223,505
Yamato Kogyo Co., Ltd.	14,400	397,504
		13,181,386

Luxembourg (0.26%)
APERAM SA	14,100	433,319
ArcelorMittal	29,620	646,083
Tenaris SA, ADR	3,530	97,922
Ternium SA, Sponsored ADR	19,564	482,253
		1,659,577

	Shares	Value (Note 2)
Malaysia (0.08%)
Lynas Corp., Ltd.(a)	361,944	$505,202

Mexico (0.17%)
Grupo Mexico SAB de CV, Series B	367,700	1,079,374

Netherlands (0.39%)
Core Laboratories N.V.	5,200	329,628
Frank's International N.V.(a)	41,457	242,109
Fugro N.V.(a)	27,192	247,648
OCI N.V.(a)	15,679	454,587
Royal Dutch Shell PLC, Class A, Sponsored ADR	9,629	611,730
Royal Dutch Shell PLC, Class B	2,551	81,982
SBM Offshore N.V.	27,872	516,436
		2,484,120

Norway (1.77%)
Aker BP ASA	25,870	853,093
Aker Solutions ASA(a)(b)	35,369	181,489
DNO ASA	266,580	604,694
Equinor ASA	54,684	1,219,820
Leroy Seafood Group ASA	113,901	823,023
Mowi ASA	81,483	1,765,200
Norsk Hydro ASA	323,218	1,384,666
Petroleum Geo-Services ASA(a)	135,152	298,973
Salmar ASA	16,124	732,616
TGS NOPEC Geophysical Co. ASA	21,048	549,898
Yara International ASA	66,269	2,988,747
		11,402,219

Peru (0.33%)
Southern Copper Corp.	55,461	2,130,812

Russia (0.02%)
Evraz PLC	18,181	148,792

Singapore (0.18%)
Wilmar International, Ltd.	425,361	1,138,383

South Africa (0.24%)
Exxaro Resources, Ltd.	41,150	469,838
Kumba Iron Ore, Ltd.	15,133	453,461
Sasol, Ltd.	18,539	614,930
		1,538,229

South Korea (0.06%)
POSCO, Sponsored ADR	6,691	369,142

Spain (0.18%)
Acerinox SA	44,206	459,819
Repsol SA	21,441	363,850
Siemens Gamesa Renewable Energy SA	19,230	344,878
		1,168,547

11 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
Sweden (1.07%)
Boliden AB	141,262	$4,194,509
Epiroc AB(a)	59,249	612,631
Holmen AB, B Shares	19,366	407,216
Lundin Petroleum AB	12,829	419,837
SSAB AB, A Shares	190,388	718,279
Svenska Cellulosa AB SCA, Class B	59,859	522,001
		6,874,473

Switzerland (0.14%)
Ferrexpo PLC	135,944	367,483
Glencore PLC	140,100	556,019
		923,502

United States (14.25%)
AGCO Corp.	27,270	1,930,171
AK Steel Holding Corp.(a)	421,737	1,020,604
Alcoa Corp.(a)	48,563	1,295,661
Allegheny Technologies, Inc.(a)	2,903	72,343
American States Water Co.	7,091	504,666
American Water Works Co., Inc.	17,487	1,891,919
Anadarko Petroleum Corp.	14,106	1,027,622
Andersons, Inc.	13,546	442,954
Antero Resources Corp.(a)	81,284	589,309
Apache Corp.	39,030	1,284,477
Aqua America, Inc.	30,332	1,184,768
Archer-Daniels-Midland Co.	27,202	1,213,209
Archrock, Inc.	15,155	153,217
Baker Hughes a GE Co.	13,729	329,771
Bonanza Creek Energy, Inc.(a)	7,179	172,799
BP Prudhoe Bay Royalty Trust	14,369	292,409
Bunge, Ltd.	31,144	1,632,257
C&J Energy Services, Inc.(a)	13,273	186,486
Cabot Oil & Gas Corp.	4,882	126,395
California Resources Corp.(a)	8,428	177,662
California Water Service Group	8,661	436,428
Callon Petroleum Co.(a)	113,836	854,908
Cal-Maine Foods, Inc.	27,540	1,132,169
Carpenter Technology Corp.	11,547	573,539
Carrizo Oil & Gas, Inc.(a)	128,166	1,643,088
Centennial Resource Development, Inc., Class A(a)	45,282	476,819
Century Aluminum Co.(a)	121,103	1,018,476
CF Industries Holdings, Inc.	39,570	1,771,945
Chesapeake Energy Corp.(a)	571,785	1,663,894
Chevron Corp.	6,715	806,203
Cimarex Energy Co.	10,286	706,237
Cliffs Natural Resources, Inc.	117,744	1,176,263
CNX Resources Corp.(a)	13,252	118,738
Compass Minerals International, Inc.	20,574	1,180,742
Comstock Resources, Inc.(a)	12,264	74,810
Concho Resources, Inc.	4,641	535,479
ConocoPhillips	12,251	773,283
Consol Energy Inc(a)	11,728	397,579
Continental Resources, Inc.(a)	31,482	1,447,857
Darling Ingredients, Inc.(a)	78,920	1,721,245
Deere & Co.	10,428	1,727,190

	Shares	Value (Note 2)
United States (continued)
Devon Energy Corp.	26,377	$847,757
Diamond Offshore Drilling, Inc.(a)	28,341	275,191
Diamondback Energy, Inc.	7,387	785,903
Energy Recovery, Inc.(a)	41,392	402,744
Enphase Energy, Inc.(a)	79,510	798,280
EOG Resources, Inc.	11,730	1,126,667
EQT Corp.	7,871	160,962
Evoqua Water Technologies Corp.(a)	30,618	417,017
Exterran Corp.(a)	7,059	100,379
Extraction Oil & Gas, Inc.(a)	206,363	969,906
Exxon Mobil Corp.	4,908	394,014
FMC Corp.	15,542	1,228,751
Forum Energy Technologies, Inc.(a)	13,828	82,691
Freeport-McMoRan, Inc.	123,927	1,525,541
Fresh Del Monte Produce, Inc.	10,904	321,777
FTS International, Inc.(a)	24,872	257,425
Green Plains, Inc.	29,683	515,594
Gulfport Energy Corp.(a)	123,039	805,905
Halliburton Co.	8,067	228,538
Harsco Corp.(a)	20,191	457,124
Helix Energy Solutions Group, Inc.(a)	35,512	277,704
Helmerich & Payne, Inc.	4,326	253,158
Hess Corp.	16,810	1,077,857
Hi-Crush Partners LP	35,193	124,583
HighPoint Resources Corp.(a)	175,724	481,484
HollyFrontier Corp.	22,080	1,053,878
Hormel Foods Corp.	28,462	1,136,772
Ingredion, Inc.	15,572	1,475,447
Jagged Peak Energy, Inc.(a)	30,273	319,986
Keane Group, Inc.(a)	21,950	230,256
Kinder Morgan, Inc.	5,763	114,511
Kosmos Energy, Ltd.	112,562	753,040
Laredo Petroleum, Inc.(a)	223,890	676,148
Livent Corp.(a)	9,553	102,981
Marathon Oil Corp.	16,915	288,232
Marathon Petroleum Corp.	24,420	1,486,445
Matador Resources Co.(a)	43,675	859,961
McDermott International, Inc.(a)	19,167	155,061
Mosaic Co.	22,356	583,715
Murphy Oil Corp.	11,090	302,092
Nabors Industries, Ltd.	154,032	539,112
National Oilwell Varco, Inc.	3,499	91,464
Noble Energy, Inc.	28,251	764,472
Northern Oil and Gas, Inc.(a)	129,966	344,410
Oasis Petroleum, Inc.(a)	190,816	1,163,978
Occidental Petroleum Corp.	9,455	556,710
Oceaneering International, Inc.(a)	38,173	732,922
Oil States International, Inc.(a)	20,908	403,943
Parsley Energy, Inc., Class A(a)	27,066	540,237
Patterson-UTI Energy, Inc.	40,555	551,142
PDC Energy, Inc.(a)	20,568	894,502
Phillips 66	8,398	791,679
Pilgrim's Pride Corp.(a)	68,429	1,841,424
Pioneer Natural Resources Co.	3,059	509,201
PotlatchDeltic Corp. REIT	20,325	785,765
ProPetro Holding Corp.(a)	16,783	371,408
QEP Resources, Inc.(a)	56,900	427,888

12 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Range Resources Corp.	19,049	$172,203
Rayonier, Inc. REIT	30,563	971,598
Renewable Energy Group, Inc.(a)	17,030	410,764
Rexnord Corp.(a)	48,783	1,395,194
Ring Energy, Inc.(a)	27,902	144,532
RPC, Inc.	70,765	728,172
Sanderson Farms, Inc.	6,358	964,064
Schlumberger, Ltd.	8,909	380,236
Schnitzer Steel Industries, Inc., Class A	18,302	434,123
Select Energy Services, Inc.(a)	14,537	167,466
SJW Group	7,589	470,973
SM Energy Co.	37,331	594,683
Solaris Oilfield Infrastructure, Inc.	12,185	207,023
Southwestern Energy Co.(a)	26,093	103,067
SRC Energy, Inc.(a)	155,442	955,968
Steel Dynamics, Inc.	34,114	1,080,732
SunCoke Energy, Inc.(a)	10,819	93,152
SunPower Corp.(a)	10,322	74,525
Sunrun, Inc.(a)	44,691	679,750
Superior Energy Services, Inc.(a)	76,267	273,799
Tellurian, Inc.(a)	65,751	624,635
TPI Composites, Inc.(a)	13,921	430,855
Transocean, Ltd.(a)	19,984	157,074
Tyson Foods, Inc., Class A	26,580	1,993,766
Unit Corp.(a)	29,449	399,328
United States Steel Corp.	81,374	1,269,434
US Silica Holdings, Inc.	14,303	226,273
Valero Energy Corp.	15,840	1,436,054
W&T Offshore, Inc.(a)	148,846	949,637
Walter Energy, Inc.(a)	68,768	103
Warrior Met Coal, Inc.	54,616	1,693,096
Whiting Petroleum Corp.(a)	29,386	804,883
Williams Cos., Inc.	1,855	52,552
WPX Energy, Inc.(a)	55,137	765,853
		91,636,892

TOTAL COMMON STOCKS
(Cost $194,393,735)		195,002,380

MASTER LIMITED PARTNERSHIPS (0.29%)
United States (0.29%)
Alliance Resource Partners LP	22,642	436,311
Buckeye Partners LP	977	32,690
Energy Transfer LP	4,974	75,207
Enterprise Products Partners LP	10,676	305,654
Magellan Midstream Partners LP	2,054	127,369
MPLX LP	1,555	50,164
Plains All American Pipeline LP	3,090	71,534
Viper Energy Partners LP	23,630	794,440
		1,893,369

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $2,221,084)		1,893,369

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (64.08%)
U.S. Treasury Bonds (64.08%)
United States Treasury Inflation Indexed Bonds, 0.125%, 4/15/20(c)	$192,646,125	$191,675,370
United States Treasury Notes
0.875%, 5/15/19(c)	$11,500,000	$11,493,225
1.625%, 7/31/19(c)	88,400,000	88,219,198
1.000%, 11/30/19	14,900,000	14,777,191
1.375%, 1/15/20	40,000,000	39,709,375
1.250%, 2/29/20	36,500,000	36,153,535
2.375%, 4/30/20	30,000,000	29,993,555
		412,021,449
TOTAL GOVERNMENT BONDS
(Cost $412,034,655)		412,021,449

Value (Note 2)
TOTAL INVESTMENTS (94.70%)
(Cost $608,649,474)	$608,917,198
Other Assets In Excess Of Liabilities (5.30%)	34,112,040
NET ASSETS - 100.00%	$643,029,238

(a)	Non-Income Producing Security.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019 the aggregate market value of those securities was $181,489 representing 0.028% of net assets.

(c)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $18,406,272.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

13 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/Fair Value (Note 2)	Unrealized Appreciation
Coffee 'C' Future	Morgan Stanley	Long	371	07/19/19	$12,959,494	$190,833
Coffee Robusta Future	Morgan Stanley	Short	(559)	07/25/19	(7,865,130)	33,267
Copper Future	Morgan Stanley	Short	(439)	07/29/19	(31,871,400)	287,222
LME Copper Future	Morgan Stanley	Long	209	05/13/19	33,506,619	72,534
LME Zinc Future	Morgan Stanley	Long	12	05/13/19	874,500	4,390
Low Sulphur Gasoil G Future	Morgan Stanley	Long	192	05/10/19	12,249,600	346,499
Natural Gas Future	Morgan Stanley	Short	(381)	06/26/19	(9,970,770)	600,824
NY Harbour ULSD Future	Morgan Stanley	Short	(142)	05/31/19	(12,392,596)	139,426
Platinum Future	Morgan Stanley	Long	225	07/29/19	10,031,625	296,397
WTI Crude Future	Morgan Stanley	Short	(841)	05/21/19	(53,748,310)	110,773
					$(46,226,368)	$2,082,165

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/Fair Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Morgan Stanley	Long	895	05/31/19	$64,493,700	$(1,071,842)
Gold 100 Oz Future	Morgan Stanley	Long	100	06/26/19	12,857,000	(285,350)
Hard Red Winter Wheat Future	Morgan Stanley	Long	70	07/12/19	1,379,000	(61,423)
LME Nickel Future	Morgan Stanley	Long	52	05/13/19	3,790,020	(243,357)
Natural Gas Future	Morgan Stanley	Long	326	05/29/19	8,394,500	(611,089)
Silver Future	Morgan Stanley	Long	217	07/29/19	16,257,640	(61,475)
Soybean Future	Morgan Stanley	Long	345	07/12/19	14,731,500	(319,977)
Soybean Meal Future	Morgan Stanley	Long	130	07/12/19	3,901,300	(49,901)
Sugar #11	Morgan Stanley	Long	240	06/28/19	3,316,992	(82,898)
Wheat Future	Morgan Stanley	Long	64	07/12/19	1,372,000	(32,183)
					$130,493,652	$(2,819,495)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund	Termination Date	Value	Unrealized Appreciation
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index **	$116,660,540	USB3MTA + 30 bps*	6/28/2019	$116,660,904	$364
Societe Generale	CRB 3m Fwd TR Index **	61,816,039	USB3MTA + 28 bps*	11/29/2019	61,816,042	3
UBS	CRB 3m Fwd TR Index **	76,217,526	USB3MTA + 25 bps*	11/29/2019	76,217,529	3
Citigroup	CRB 3m Fwd TR Index **	106,639,441	USB3MTA + 24 bps*	9/30/2019	106,639,443	2
		$361,333,546			$361,333,918	$372

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.

**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

14 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	April 30, 2019 (Unaudited)

ASSETS
Investments, at value	$608,917,198
Cash	35,340,247
Foreign currency, at value (Cost $29,909)	29,991
Unrealized appreciation on total return swap contracts	372
Receivable for investments sold	18,201
Receivable for shares sold	626,358
Receivable due from broker for total return swap contracts	628,147
Dividends and interest receivable	1,085,217
Prepaid expenses and other assets	22,870
Total Assets	646,668,601
LIABILITIES
Payable for investments purchased	18,246
Payable for variation margin on futures contracts	45,333
Payable due to broker for futures contracts	154,855
Payable for shares redeemed	2,650,571
Payable for foreign capital gains tax	140
Investment advisory fees payable	456,038
Administration and transfer agency fees payable	196,106
Distribution and services fees payable	31,368
Trustees' fees and expenses payable	84
Professional fees payable	30,441
Accrued expenses and other liabilities	56,181
Total Liabilities	3,639,363
NET ASSETS	$643,029,238
NET ASSETS CONSIST OF
Paid-in capital	$735,193,582
Total distributable earnings	(92,164,344)
NET ASSETS	$643,029,238
INVESTMENTS, AT COST	$608,649,474
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.03
Net Assets	$43,180,409
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,146,380
Class A:
Net Asset Value, offering and redemption price per share	$7.03
Net Assets	$425,166
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	60,511
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.44
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.70
Net Assets	$8,886,570
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,325,695
Class I:
Net Asset Value, offering and redemption price per share	$7.07
Net Assets	$590,537,093
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	83,519,186

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

15 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$2,068,886
Foreign taxes withheld on dividends	(95,239)
Interest and other income, net of premium amortization and accretion of discount	2,838,616
Total Investment Income	4,812,263
EXPENSES
Investment advisory fees	2,674,658
Investment advisory fees - subsidiary (Note 8)	489,260
Administrative fees	361,526
Transfer agency fees	322,141
Distribution and service fees
Investor Class	74,556
Class A	480
Class C	43,676
Professional fees	28,679
Reports to shareholders and printing fees	34,246
State registration fees	44,116
Insurance fees	2,670
Custody fees	30,448
Trustees' fees and expenses	13,933
Repayment of previously waived fees
Class A	10
Class C	193
Miscellaneous expenses	13,004
Total Expenses	4,133,596
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(489,260)
Net Expenses	3,644,336
Net Investment Income	1,167,927
Net realized loss on investments	(8,744,971)
Net realized loss on futures contracts	(11,055,385)
Net realized loss on total return swap contracts	(20,396,816)
Net realized gain on foreign currency transactions	32,748
Net Realized Loss	(40,164,424)
Net change in unrealized appreciation on investments	11,042,507
Net change in unrealized depreciation on futures contracts	(3,269,201)
Net change in unrealized depreciation on total return swap contracts	(698)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	9,197
Net Change in Unrealized Appreciation	7,781,805
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(32,382,619)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,214,692)

See Notes to Financial Statements.

16 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
OPERATIONS
Net investment income	$1,167,927	$5,467,922
Net realized gain/(loss)	(40,164,424)	13,492,839
Net change in unrealized appreciation/(depreciation)	7,781,805	(19,616,650)
Net Decrease in Net Assets Resulting from Operations	(31,214,692)	(655,889)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(1,405,470)	(1,159,806)
Class A(b)	(5,288)	–
Class C	(261,410)	(187,271)
Class I	(17,784,130)	(11,870,472)
Net Decrease in Net Assets from Distributions	(19,456,298)	(13,217,549)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	10,120,361	18,832,619
Class A(b)	239,272	195,323
Class C	1,912,903	4,136,291
Class I	163,730,977	322,824,182
Dividends reinvested
Investor Class(a)	1,325,215	1,099,833
Class A(b)	5,288	–
Class C	180,839	111,922
Class I	14,260,972	10,390,433
Shares redeemed, net of redemption fees
Investor Class(a)	(13,263,761)	(18,297,033)
Class A(b)	(7)	–
Class C	(2,032,155)	(2,104,665)
Class I	(188,402,915)	(155,888,526)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(11,923,011)	181,300,379

Net increase/(decrease) in net assets	(62,594,001)	167,426,941

NET ASSETS
Beginning of period	705,623,239	538,196,298
End of period	$643,029,238	$705,623,239

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

17 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period(c)	$7.54		$7.64		$7.29		$7.15		$9.56		$10.87		$10.40
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.00	(e)(f)	0.05		(0.01	)(f)	(0.03	)(f)	(0.09	)(f)	0.00	(e)(f)	(0.06	)(f)
Net realized and unrealized gain/(loss)	(0.30)		0.04		0.36		0.17		(2.32)		(1.31)		0.53
Total from investment operations	(0.30)		0.09		0.35		0.14		(2.41)		(1.31)		0.47
DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)		(0.00	)(e)	–		–		–		–
Total distributions	(0.21)		(0.19)		(0.00	)(e)	–		–		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)
Net increase/(decrease) in net asset value	(0.51)		(0.10)		0.35		0.14		(2.41)		(1.31)		0.47
Net asset value, end of period	$7.03		$7.54		$7.64		$7.29		$7.15		$9.56		$10.87
TOTAL RETURN(g)	(3.93)%		1.23%		4.85%		1.96%		(25.21)%		(12.05)%		4.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$43,180		$48,728		$47,845		$29,468		$30,085		$39,971		$112,562
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.37	%(h)(i)	1.40	%(i)	1.38%		1.41%		1.47%		1.46	%(h)	1.50%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.37	%(h)	1.40%		1.38%		1.41%		1.45%		1.45	%(h)	1.45%
Ratio of net investment income/(loss) to average net assets	0.14	%(h)	0.66%		(0.10)%		(0.48)%		(1.12)%		0.09	%(h)	(0.60)%
Portfolio turnover rate(j)	55%		42%		66%		50%		52%		12%		28%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(d)	Calculated using the average shares method.

(e)	Less than $0.005 or ($0.005) per share.

(f)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(g)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(h)	Annualized.

(i)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.53% and 1.56% for the six months ended April 30, 2019 and year ended October 31, 2018, respectively.

(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		(0.00	)(c)
Net realized and unrealized loss	(0.31)		(0.62)
Total from investment operations	(0.30)		(0.62)

DISTRIBUTIONS:
From net investment income	(0.21)		–
Total distributions	(0.21)		–

Net (decrease) in net asset value	(0.51)		(0.62)
Net asset value, end of period	$7.03		$7.54
TOTAL RETURN(d)	(3.93)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$425		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.41	%(e)(f)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.41	%(e)	1.45	%(e)
Ratio of net investment income/(loss) to average net assets	0.27	%(e)	(0.10	%)(e)
Portfolio turnover rate(g)	55%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.56% and 1.64% for the six months ended April 30, 2019 and year ended October 31, 2018, respectively.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

19 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$7.22		$7.36		$7.07		$6.98		$9.39		$10.71		$10.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.02	)(d)	(0.00	)(d)(e)	(0.06	)(d)	(0.08	)(d)	(0.14	)(d)	(0.04	)(d)	(0.12	)(d)
Net realized and unrealized gain/(loss)	(0.30)		0.04		0.35		0.17		(2.27)		(1.28)		0.52
Total from investment operations	(0.32)		0.04		0.29		0.09		(2.41)		(1.32)		0.40
DISTRIBUTIONS:
From net investment income	(0.20)		(0.18)		–		–		–		–		–
Total distributions	(0.20)		(0.18)		–		–		–		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	–		–		–		0.00	(e)	0.00	(e)	0.00	(e)
Net increase/(decrease) in net asset value	(0.52)		(0.14)		0.29		0.09		(2.41)		(1.32)		0.40
Net asset value, end of period	$6.70		$7.22		$7.36		$7.07		$6.98		$9.39		$10.71
TOTAL RETURN(f)	(4.35)%		0.62%		4.10%		1.29%		(25.67)%		(12.32)%		3.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,887		$9,510		$7,642		$7,260		$8,335		$12,534		$13,996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.04	%(g)(h)	2.05	%(h)	2.05%		2.05%		2.07%		2.07	%(g)	2.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.04	%(g)	2.05%		2.05%		2.05%		2.05%		2.05	%(g)	2.05%
Ratio of net investment loss to average net assets	(0.51	)%(g)	(0.04)%		(0.81)%		(1.13)%		(1.74)%		(0.82	)%(g)	(1.16)%
Portfolio turnover rate(i)	55%		42%		66%		50%		52%		12%		28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 2.19% and 2.21% for the six months ended April 30, 2019 and year ended October 31, 2018, respectively.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20 | April 30, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period(b)	$7.58		$7.67		$7.31	$7.15	$9.57	$10.87		$10.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.01		0.07		0.01	(0.02)	(0.06)	(0.01)		(0.03)
Net realized and unrealized gain/(loss)	(0.31)		0.03		0.36	0.18	(2.31)	(1.29)		0.53
Total from investment operations	(0.30)		0.10		0.37	0.16	(2.37)	(1.30)		0.50
DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)		(0.01)	–	(0.05)	–		–
Total distributions	(0.21)		(0.19)		(0.01)	–	(0.05)	–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	(0.51)		(0.09)		0.36	0.16	(2.42)	(1.30)		0.50
Net asset value, end of period	$7.07		$7.58		$7.67	$7.31	$7.15	$9.57		$10.87
TOTAL RETURN(e)	(3.86)%		1.42%		5.03%	2.24%	(24.88)%	(11.96)%		4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$590,537		$647,195		$482,710	$463,741	$362,389	$393,618		$266,293
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.13	%(f)(g)	1.13	%(g)	1.15%	1.15%	1.17%	1.16	%(f)	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.13	%(f)	1.13%		1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income/(loss) to average net assets	0.40	%(f)	0.90%		0.08%	(0.22)%	(0.73)%	(0.12	)%(f)	(0.26)%
Portfolio turnover rate(h)	55%		42%		66%	50%	52%	12%		28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be 1.28% and 1.29% for the six months ended April 30, 2019 and year ended October 31, 2018, respectively.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21 | April 30, 2019

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2019 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 12-month period ended 31st Oct 2018 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of -16.98% at Net Asset Value, Class C, INFCX, delivered -18.32% with CDSC, and Class I, INDIX, delivered -16.66%. The fund underperformed the benchmark Nifty 500 Index (“NSE500”) which returned -16.51% during the period for Class A and C Shares. The performance numbers do not include any sales charges.

The period between November 2018 and April 2019 saw periods of volatility both in global as well as Indian equities mainly led by US-China conflicts over trade, slowdown in Indian markets along with difficult liquidity conditions in the after-math of the default of one of the leading infrastructure financing company in India in September, 2018 and political uncertainty in the after-math of the ruling political party, the Bhartiya Janata Party, losing three key state assembly elections in December, 2018.

Global commodity prices especially crude (-13%) softened in this period which helped India’s current account deficit and consequently on the currency which appreciated by 4% over this period. Global as well as domestic bond yields declined in this period; 10-year US bond yields declined by 56 bps while that for India declined by 61 bps. The US Federal Reserve increased the Fed funds rate once in this period (December 2018), as expected by markets.

The Indian central bank, had cut the repo rate by 50 bps in this period as inflation remained under control while GDP growth witnessed steady slowdown. The Monetary Policy Committee of the Indian central bank also retained the stance as neutral. The committee also revised down the inflation trajectory by around 30-40 bps through FY2020 led by expectations of a benign food inflation and moderation in inflation expectations and core inflation given the grim growth outlook. Given the benign inflation outlook, the committees focus remained on addressing tepid growth as indicated by cyclical slowdown witnessed in the domestic high frequency indicators and deteriorating global outlook.

The interim union budget for FY2020 was announced on Feb 1, 2019 in which the government announced several measures to boost (1) the income of small and marginal farmers and (2) net income of a section of individual taxpayers. These measures will cost the government Rs1 tn on an annual basis assuming they are retained in the FY2020 final budget by the next government. The government has set a Gross Fiscal Deficit target of 3.4% of GDP for FY2020. It expects 14% growth in overall revenues, 15% increase in direct tax revenues, 12% growth in indirect tax revenues and ₹900 bn of divestment revenues. On the expenditure side, it expects overall expenditure to increase 13%. The government announced (1) a new scheme (PM-KISAN) which entails direct payment of ₹6,000 per annum to 120 mn small and marginal farmers, (2) rebate for individual taxpayers with taxable income below ₹0.5 mn, which would entail savings up to ₹12,500 (average ₹6,000) for 30 mn individual tax payers assuming this is implemented in the FY2020 final budget and (3) several benefits to homeowners.

Real GDP growth moderated to 6.6% in 3QFY19 (Oct - Dec 2018) compared to 7% in 2QFY19 (July - Sept 2018) on the back of moderation in both private and government consumption. Nominal GDP growth also slowed to 11% from 11.9% in 2QFY19. Real Gross Value Added (“GVA”) growth softened to 6.3% from 6.8% in 2QFY19 due to a slowdown in agriculture (2.7% from 4.2% in 2QFY19) and in services (7.2% from 7.4% in 2QFY19). Within services, while growth in financial, real estate and professional services stayed firm at 7.3%, growth in public administration, defence and other services moderated to 7.6% (8.7% in 2QFY19). Positives emerged from an improvement in industrial growth to 7.1% (6.7% in 2QFY19). Within industry, construction exhibited a robust growth of 9.6% (8.5% in 2QFY19) and mining expanded by 1.3% after contracting by 2.1% in 2QFY19. Growth in manufacturing and electricity, however, moderated to 6.7% and 8.2% respectively. The decline in manufacturing is consistent with the moderation observed in manufacturing India Industrial Production (3.4% from 5.7% in 2QFY19).

Portfolio Composition

As of 30th April 2019, Financials remains the largest sector (33.17% wt.), followed by Fast Moving Consumer Goods (13.04%) and Information Technology (12.98%). The top 5 holdings in the portfolio are HDFC Bank Ltd, Infosys Ltd, ICICI Bank Ltd, Reliance Industries Ltd and Housing Development Finance Co. Large active deviations in the portfolio are in Fast Moving Consumer Goods (+3.0% deviation from benchmark), Cement & Cement Products (+2.9% deviation), Oil & Gas (-2.4% deviation) and Metal & Metal Products (-1.6%). In terms of market capitalization focus, as of 30th April, the fund is invested 70.69% in large caps, 18.15% in midcaps and 4.58% in small-caps.

During the period, some of the names within our preferred sectors where we initiated new positions are HDFC Asset Management Co. Ltd, and Mahindra Lifespace Developers Ltd. As of 30th April 2019, some of the stocks where we have exited completely include Yes Bank Ltd, Thermax Ltd, Finolex Cables Ltd and Tata Motors DVR.

Outlook

The most significant event during the period, India’s general elections 2019 results were on expected lines and yet were a surprise. We were expecting continuity and that played out, however the mandate was much larger than we expected. This, as we have earlier outlined, gives the government much more leeway in policy making. Additionally, this mandate despite the current fiscal tightness, gives them some more fiscal space to support the economy. The recent sharp correction in the oil prices comes as an additional booster for India macro.

We have a strong and a stable government which can drive positive policy changes, monetary policy stance has been changed to accommodative, oil prices have fallen sharply, and now even the US Fed is now dovish. All this augurs well for the macro. From an equity market perspective, investors have to be cognizant of the near term

22 | April 30, 2019

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2019 (Unaudited)

headwinds in the economy and earnings. The GDP slowed down to 5.8% growth for Jan-March 2019 quarter and high frequency indicators like auto sales, cement sales, credit growth etc. point to continued slower growth in the current quarter.

We think that the formation of stable government could result in the improvement in risk appetite. Given the under-performance of mid and small caps in last 12 to 18 months, the relative valuation differential with large caps has been bridged and the starting point of investing in mid / small cap space is more reasonable. Previous episodes of prolonged underperformance of mid and small caps have been followed by robust gains in subsequent periods.

Political stability, lower interest rates, better economic growth with stable macro-economic conditions and improvement in earnings growth are few potential catalysts for uptick in the mid-market segment. Some of these catalysts are falling in place while some others we think are likely to improve in coming quarters, and from a bottom up perspective there are many high growth-high quality stocks which are now trading at reasonable valuations.

Mr. Nitin Tejpal Jain

Fund Manager

NSE500 is an Index of India comprised of the top 500 companies listed on the NSE.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra (UK) Limited, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

23 | April 30, 2019

ALPS | Kotak India Growth Fund

Performance Update	April 30, 2019 (Unaudited)

Performance of $10, 000 Initial Investment (as of April 30,2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	17.30%	-2.76%	11.17%	11.60%	6.92%	2.87%	2.00%
Class A (NAV)	17.23%	-2.91%	11.11%	11.57%	6.90%	3.16%	2.00%
Class A (MOP)	10.80%	-8.22%	9.03%	10.32%	6.16%
Class C (NAV)	16.91%	-3.44%	10.33%	10.85%	6.19%	3.51%	2.60%
Class C (CDSC)	15.91%	-4.34%	10.33%	10.85%	6.19%
Class I	17.43%	-2.55%	11.43%	11.96%	7.26%	2.48%	1.60%
Nifty 500 Index[1]	17.41%	-2.29%	11.53%	10.18%	5.50%
MSCI India Index Total Return[2]	18.79%	3.11%	11.71%	8.23%	4.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

24 | April 30, 2019

ALPS | Kotak India Growth Fund

Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.
^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets)†

HDFC Bank, Ltd.	5.51%
Reliance Industries, Ltd.	4.40%
Housing Development Finance Corp., Ltd.	4.06%
ITC, Ltd.	4.05%
Infosys, Ltd.	4.02%
Axis Bank, Ltd.	3.96%
ICICI Bank, Ltd.	3.88%
HDFC Bank, Ltd.	3.49%
Tata Consultancy Services, Ltd.	3.31%
Larsen & Toubro, Ltd.	2.70%
Top Ten Holdings	39.38%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

25 | April 30, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (94.43%)
Consumer Discretionary (8.23%)
Auto Components (1.43%)
Motherson Sumi Systems, Ltd.	54,310	$114,487
MRF, Ltd.	365	277,602
		392,089

Automobiles (2.90%)
Mahindra & Mahindra, Ltd.	13,540	125,660
Maruti Suzuki India, Ltd.	4,825	462,329
TVS Motor Co., Ltd.	29,395	208,051
		796,040
Hotels, Restaurants & Leisure (1.19%)
Jubilant Foodworks, Ltd.	17,079	326,400

Household Durables (1.24%)
Crompton Greaves Consumer Electricals, Ltd.	99,032	338,282

Textiles, Apparel & Luxury Goods (1.47%)
Titan Co., Ltd.	24,224	403,418

TOTAL CONSUMER DISCRETIONARY		2,256,229

Consumer Staples (7.85%)
Food Products (1.19%)
Britannia Industries, Ltd.	7,847	326,644

Personal Products (2.61%)
Colgate-Palmolive India, Ltd.	14,263	247,992
Emami, Ltd.	42,422	235,902
Godrej Consumer Products, Ltd.	24,721	231,537
		715,431

Tobacco (4.05%)
ITC, Ltd.	256,155	1,110,267

TOTAL CONSUMER STAPLES		2,152,342

Energy (7.25%)
Oil, Gas & Consumable Fuels (7.25%)
Hindustan Petroleum Corp., Ltd.	91,686	385,474
Petronet LNG, Ltd.	114,406	397,082
Reliance Industries, Ltd.	60,273	1,207,478
		1,990,034

TOTAL ENERGY		1,990,034

Financials (33.12%)
Banks (23.34%)
AU Small Finance Bank, Ltd.(a)(b)	32,462	300,846
Axis Bank, Ltd.(c)	98,629	1,087,271
HDFC Bank, Ltd., ADR	13,175	1,510,514

	Shares	Value (Note 2)
Banks (continued)
HDFC Bank, Ltd.	28,821	$957,438
ICICI Bank, Ltd., Sponsored ADR	92,945	1,064,220
ICICI Bank, Ltd.	65,824	383,658
IndusInd Bank, Ltd.	15,957	368,755
RBL Bank, Ltd.(a)(b)	31,400	306,409
State Bank of India(c)	94,762	422,334
		6,401,445

Capital Markets (0.58%)
HDFC Asset Management Co., Ltd.(a)(b)	6,500	158,457

Consumer Finance (3.72%)
Bajaj Finance, Ltd.	11,200	498,671
Bharat Financial Inclusion, Ltd.(c)	36,043	522,451
		1,021,122

Insurance (1.42%)
ICICI Prudential Life Insurance Co., Ltd.(a)(b)	73,476	390,455

Thrifts & Mortgage Finance (4.06%)
Housing Development Finance Corp., Ltd.	38,780	1,112,555

TOTAL FINANCIALS		9,084,034

Health Care (4.85%)
Health Care Providers & Services (0.50%)
HealthCare Global Enterprises, Ltd.(c)	48,339	137,052

Pharmaceuticals (4.35%)
Aurobindo Pharma, Ltd.	23,394	275,550
Cadila Healthcare, Ltd.	39,579	185,269
Cipla, Ltd.	22,500	182,764
Lupin, Ltd.	24,182	303,111
Sun Pharmaceutical Industries, Ltd.	37,534	247,113
		1,193,807

TOTAL HEALTH CARE		1,330,859

Industrials (8.28%)
Airlines (0.51%)
InterGlobe Aviation, Ltd.(a)(b)	6,413	139,794

Building Products (2.06%)
Astral Poly Technik, Ltd.	8,024	142,246
Kajaria Ceramics, Ltd.	34,896	298,573
Somany Ceramics, Ltd.	20,143	123,173
		563,992

Construction & Engineering (2.70%)
Larsen & Toubro, Ltd.	38,241	741,666

26 | April 30, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
Electrical Equipment (1.89%)
Amara Raja Batteries, Ltd.	23,331	$222,077
V-Guard Industries, Ltd.	94,749	296,794
		518,871

Machinery (0.60%)
Timken India, Ltd.	20,718	163,978

Professional Services (0.52%)
TeamLease Services, Ltd.(c)	3,354	143,135

TOTAL INDUSTRIALS		2,271,436

Information Technology (13.03%)
IT Services (13.03%)
HCL Technologies, Ltd.	34,186	581,833
Infosys, Ltd., Sponsored ADR	102,490	1,102,792
Infosys, Ltd.	43,615	469,776
Tata Consultancy Services, Ltd.	27,914	907,330
Tech Mahindra, Ltd.	42,612	512,543
		3,574,274

TOTAL INFORMATION TECHNOLOGY		3,574,274

Materials (10.20%)
Chemicals (3.19%)
Berger Paints India, Ltd.	69,473	318,592
Bodal Chemicals, Ltd.	78,808	136,916
Gulf Oil Lubricants India, Ltd.	11,307	139,895
SH Kelkar & Co., Ltd.(a)(b)	52,908	113,937
Supreme Industries, Ltd.	10,150	166,717
		876,057

Construction Materials (5.37%)
Century Textiles & Industries, Ltd.	13,453	177,460
JK Cement, Ltd.	20,890	271,420
Odisha Cement, Ltd.	15,024	248,050
Ramco Cements, Ltd.	37,945	422,560
Shree Cement, Ltd.	1,243	353,626
		1,473,116

Metals & Mining (1.64%)
Jindal Steel & Power, Ltd.(c)	130,205	333,547
Vedanta, Ltd., ADR	12,105	115,724
		449,271

TOTAL MATERIALS		2,798,444

Real Estate (1.62%)
Real Estate Management & Development (1.62%)
Brigade Enterprises, Ltd.	73,616	235,344
	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Mahindra Lifespace Developers, Ltd.	38,100	$208,156
		443,500

TOTAL REAL ESTATE		443,500

TOTAL COMMON STOCKS
(Cost $22,867,289)		25,901,152

TOTAL INVESTMENTS (94.43%)
(Cost $22,867,289)		$25,901,152

Other Assets In Excess Of Liabilities (5.57%)		1,528,940

NET ASSETS (100.00%)		$27,430,092

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, the aggregate market value of those securities was $1,409,896, representing 5.14% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019 the aggregate market value of those securities was $1,409,896 representing 5.14% of net assets.

(c)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

27 | April 30, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	April 30, 2019 (Unaudited)

ASSETS
Investments, at value	$25,901,152
Cash	1,551,494
Foreign currency, at value (Cost $1,863)	1,855
Receivable for shares sold	109,454
Receivable due from advisor	6,480
Prepaid expenses and other assets	32,890
Total Assets	27,603,325
LIABILITIES
Payable for shares redeemed	2,641
Payable for foreign capital gains tax	92,386
Administration and transfer agency fees payable	30,646
Distribution and services fees payable	4,930
Trustees' fees and expenses payable	1,984
Professional fees payable	23,268
Accrued expenses and other liabilities	17,378
Total Liabilities	173,233
NET ASSETS	$27,430,092
NET ASSETS CONSIST OF
Paid-in capital	$24,348,967
Total distributable earnings	3,081,125
NET ASSETS	$27,430,092
INVESTMENTS, AT COST	$22,867,289
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.88
Net Assets	$5,534,273
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	429,841
Class A:
Net Asset Value, offering and redemption price per share	$12.86
Net Assets	$9,886
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	769
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.61
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.10
Net Assets	$2,299,547
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	190,074
Class I:
Net Asset Value, offering and redemption price per share	$13.27
Net Assets	$19,586,386
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,475,548

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

28 | April 30, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$57,276
Foreign taxes withheld on dividends	(242)
Total Investment Income	57,034

EXPENSES
Investment advisory fees	134,340
Administrative fees	75,300
Transfer agency fees	1,695
Distribution and service fees
Investor Class	8,773
Class A	18
Class C	10,865
Professional fees	21,628
Reports to shareholders and printing fees	3,091
State registration fees	29,906
Insurance fees	262
Franchise tax expenses	9,540
Custody fees	41,253
Trustees' fees and expenses	2,364
Miscellaneous expenses	17,386
Total Expenses	356,421
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(44,700)
Class A	(71)
Class C	(16,812)
Class I	(102,971)
Net Expenses	191,867
Net Investment Loss	(134,833)
Net realized gain on investments	773,238
Net realized loss on foreign currency transactions	(16,663)
Net Realized Gain	756,575
Net change in unrealized appreciation on investments	2,786,859
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,734
Net change in unrealized foreign capital gains tax	(92,386)
Net Change in Unrealized Appreciation	2,696,207
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,452,782
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,317,949

See Notes to Financial Statements.

29 | April 30, 2019

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
OPERATIONS
Net investment loss	$(134,833)	$(225,099)
Net realized gain	756,575	1,417,150
Net change in unrealized appreciation/(depreciation)	2,696,207	(5,903,633)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,317,949	(4,711,582)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(389,048)	(271,374)
Class A(b)	(573)	–
Class C	(144,449)	(64,292)
Class I	(895,310)	(548,207)
Net Decrease in Net Assets from Distributions	(1,429,380)	(883,873)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	391,515	1,570,314
Class A(b)	–	10,000
Class C	43,000	488,963
Class I	7,421,152	6,764,498
Dividends reinvested
Investor Class(a)	326,938	241,801
Class A(b)	573	–
Class C	142,713	63,360
Class I	720,664	486,210
Shares redeemed, net of redemption fees
Investor Class(a)	(1,522,623)	(3,961,693)
Class C	(102,062)	(170,932)
Class I	(3,480,335)	(9,865,999)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	3,941,535	(4,373,478)

Net increase/(decrease) in net assets	5,830,104	(9,968,933)

NET ASSETS
Beginning of period	21,599,988	31,568,921
End of period	$27,430,092	$21,599,988

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

30 | April 30, 2019

ALPS | Kotak India Growth Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)
Net asset value, beginning of period(c)	$11.73		$14.53	$12.32	$12.57	$13.20	$9.99
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.08)		(0.13)	(0.10)	(0.09)	(0.14)	0.01
Net realized and unrealized gain/(loss)	2.03		(2.26)	2.45	1.45	0.06	3.20
Total from investment operations	1.95		(2.39)	2.35	1.36	(0.08)	3.21
DISTRIBUTIONS:
From net investment income	–		–	–	–	(0.17)	–
From net realized gains	(0.80)		(0.41)	(0.14)	(1.61)	(0.38)	–
Total distributions	(0.80)		(0.41)	(0.14)	(1.61)	(0.55)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	1.15		(2.80)	2.21	(0.25)	(0.63)	3.21
Net asset value, end of period	$12.88		$11.73	$14.53	$12.32	$12.57	$13.20
TOTAL RETURN(f)	17.30%		(16.91)%	19.45%	13.31%	(0.65)%	32.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,534		$5,821	$9,538	$5,772	$5,906	$5,536
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.45	%(g)	2.80%	2.95%	3.83%	3.51%	4.92	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(g)	1.93%	1.90%	1.90%	1.96%	1.90	%(g)
Ratio of net investment income/(loss) to average net assets	(1.37	)%(g)	(0.91)%	(0.74)%	(0.86)%	(1.03)%	0.19	%(g)
Portfolio turnover rate(h)	38%		24%	30%	23%	58%	28%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31 | April 30, 2019

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.72		$13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.04)
Net realized and unrealized gain/(loss)	2.03		(2.14)
Total from investment operations	1.94		(2.18)

DISTRIBUTIONS:
From net realized gains	(0.80)		–
Total distributions	(0.80)		–

Net increase/(decrease) in net asset value	1.14		(2.18)
Net asset value, end of period	$12.86		$11.72
TOTAL RETURN(b)	17.23%		(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10		$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.55	%(c)	3.16	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(c)	2.00	%(c)
Ratio of net investment loss to average net assets	(1.48	%)(c)	(0.79	%)(c)
Portfolio turnover rate(d)	38%		24%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32 | April 30, 2019

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)
Net asset value, beginning of period(b)	$11.10		$13.87	$11.85	$12.23	$12.88	$9.77
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.12)		(0.21)	(0.18)	(0.16)	(0.21)	(0.03)
Net realized and unrealized gain/(loss)	1.92		(2.15)	2.34	1.39	0.05	3.14
Total from investment operations	1.80		(2.36)	2.16	1.23	(0.16)	3.11
DISTRIBUTIONS:
From net investment income	–		–	–	–	(0.11)	–
From net realized gains	(0.80)		(0.41)	(0.14)	(1.61)	(0.38)	–
Total distributions	(0.80)		(0.41)	(0.14)	(1.61)	(0.49)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	–	–	0.00 (d)	–	0.00	(d)
Net increase/(decrease) in net asset value	1.00		(2.77)	2.02	(0.38)	(0.65)	3.11
Net asset value, end of period	$12.10		$11.10	$13.87	$11.85	$12.23	$12.88
TOTAL RETURN(e)	16.91%		(17.52)%	18.60%	12.51%	(1.34)%	31.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,300		$2,024	$2,140	$1,925	$1,965	$1,497
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.15	%(f)	3.51%	3.69%	4.54%	4.11%	5.57	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60	%(f)	2.60%	2.60%	2.60%	2.60%	2.60	%(f)
Ratio of net investment loss to average net assets	(2.08	)%(f)	(1.57)%	(1.48)%	(1.56)%	(1.67)%	(0.50	)%(f)
Portfolio turnover rate(g)	38%		24%	30%	23%	58%	28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33 | April 30, 2019

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)
Net asset value, beginning of period(b)	$12.05		$14.87	$12.58	$12.76	$13.29	$10.04
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.07)		(0.08)	(0.06)	(0.06)	(0.09)	0.03
Net realized and unrealized gain/(loss)	2.09		(2.33)	2.48	1.49	0.06	3.22
Total from investment operations	2.02		(2.41)	2.42	1.43	(0.03)	3.25
DISTRIBUTIONS:
From net investment income	–		–	–	–	(0.13)	–
From net realized gains	(0.80)		(0.41)	(0.14)	(1.61)	(0.38)	–
Total distributions	(0.80)		(0.41)	(0.14)	(1.61)	(0.51)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (d)	0.01	0.00 (d)	0.01	0.00	(d)
Net increase/(decrease) in net asset value	1.22		(2.82)	2.29	(0.18)	(0.53)	3.25
Net asset value, end of period	$13.27		$12.05	$14.87	$12.58	$12.76	$13.29
TOTAL RETURN(e)	17.43%		(16.66)%	19.68%	13.70%	(0.23)%	32.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,586		$13,746	$19,891	$9,772	$8,567	$8,955
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.12	%(f)	2.48%	2.65%	3.54%	3.10%	4.49	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60	%(f)	1.60%	1.60%	1.60%	1.60%	1.60	%(f)
Ratio of net investment income/(loss) to average net assets	(1.07	)%(f)	(0.57)%	(0.45)%	(0.56)%	(0.67)%	0.50	%(f)
Portfolio turnover rate(g)	38%		24%	30%	23%	58%	28%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | April 30, 2019

ALPS | Smith Funds

Management Commentary	April 30, 2019 (Unaudited)

Dear Shareholder,

The ALPS | Smith Capital Investors Funds were launched on June 29, 2018 and this is the semi-annual report for the Funds for the period ending April 30, 2019. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships and investing excellence. Our ultimate goal is to provide shareholders with a consistent, risk-adjusted return with a keen focus on capital preservation.

General Commentary

We launched the two strategies under our core belief that the fixed income markets would experience greater volatility and uncertainty and thus active management could serve investors over the long-term. With the potential for difficult markets ahead, our focus on achieving risk-adjusted returns with a lens towards capital preservation becomes more important. We continue to believe the fixed income markets will experience ups and downs similar to what we saw in 2018 and 2019 and that markets will experience greater uncertainty and the potential for more severe outcomes. We expect greater volatility in interest rates and significant changes in the shape of the yield curve. With greater uncertainty comes significant dispersion and differentiation, especially in the credit markets. Active management focusing on resiliency and the ability to adapt to the volatility will be required. Our underlying concerns around passive management and closet indexing (active managers looking like the index) are more amplified after the interest rate moves we saw in 2018. Additionally, many managers, with generic over-weight in credit, saw significant volatility in 2018 and were dealt a friendly reminder about the importance of security selection and security avoidance – both crucial components of active management. We are definitively moving into a bond picker’s market.

The core of our thesis around heightened volatility in 2019 rests on the view that we are coming off a period of money being priced below its natural rate. This artificial rate environment created capital market distortions and, in many cases, poor investment of capital in the economy. The mispricing of money also resulted in behaviors and actions by individuals that created some unhealthy imbalances in the markets. We believe we will continue to contend with these imbalances and the re-pricing of risk throughout 2019, and into the future.

The intended and unintended consequences of the great monetary experiment, Quantitative Easing (QE), are still widely felt in the economy and markets—some positive and some very negative. We believe that as money is repriced to a natural/neutral rate, the residual outcome is (and will be) a significant repricing of the excesses created by the cheap money.

Many of us were raised with the mantra to ‘not fight the Fed’. We believe this is a healthy reminder and one that should be heeded again. Central Banks around the globe are scrambling to reverse the great monetary policy experiment to prepare for the next rescue. The importance of reversing course is increased by the recent tension in global relationships. The Fed has raised rates nine times while starting the reduction of its balance sheet. Other Central Banks are following suit. We think that these ongoing changes will bring heightened volatility and uncertainty but, most importantly, new valuations and repricing of risk. With the Fed moving to a more neutral position post the volatility marked in Q4 2018 and Q1 2019, we feel even more validated in our view around uncertainty and volatility on the horizon.

At the beginning of 2019, we formulated a list of 7 themes that we felt demand focus. While these are by no means our only focus, they highlight sources of volatility and uncertainty. Here’s the list of our 7 themes and focuses for 2019:

1.	Interest Rates - A Topic That Needs No Introduction
2.	The Fed – All I Need Is a Little Help from My Friends
3.	Credit – The Year of Dispersion and Differentiation
4.	Curves: Credit and Rates - “The Earth Is Flat” …and So Is The Curve
5.	CEO/CFO, Board behaviors – Can Firms Deliver and De-Lever? Adapt or Face the Consequences as Firms Search for the Perfect Capital Structure
6.	The Trump, Pelosi and Schumer Reports – Please Tweet Me to Less Volatility
7.	Active Verse Passive in Fixed Income - I Am so Passive I Am Starting to Feel Bashfully Complacent

We are confident that there will be other themes that emerge as time passes. Our goal is to provide our partners and investors greater detail and depth around these themes while highlighting our thought process and research. Our primary goal at Smith Capital Investors centers around a purpose-based, thriving culture that is focused on serving our clients, investors, and partners. We welcome the opportunity to work closely with you.

Performance Commentary as of 4/30/19

ALPS/Smith Total Return Bond Fund

The ALPS l Smith Total Return Bond Fund I Shares outperformed the Bloomberg Barclays US Aggregate Index by 74 basis points (bps) for the six months ended April 30, 2019, and 272 bps since the inception of the fund on June 29, 2018. The outperformance was achieved by focusing on active portfolio sector and duration positioning, security selection, and bottom-up fundamental credit analysis.

The semi-annual period was marked by extreme outcomes and market volatility. Both US Treasury interest rates and risk asset spreads underwent what we have described as a mini-cycle. The fourth quarter of 2018 saw Treasuries initially sell off sharply (lower price, higher yield), followed by a persistent rally (higher price, lower yield) and then a flight-to-quality move after Federal Reserve Chairman Powell’s September misstep, stating that the Federal Reserve was a long way from neutral. The Fed reversed course in January with “The Powell Pivot” indicating that the Fed is “listening to the market” and essentially going to softly land the plane and continue supporting the economy. This created a sideways movement from Treasuries and a return to risk from both the equity and credit markets. Risk assets and corporate credit spreads underwent a similar mini-cycle with a strong sell-off in late Q4 2018, culminating in small pockets of extreme liquidity-driven price action in niche areas of the fixed income markets. This time period was also marked by several equity measures reaching bear market levels in late December. Risk assets quickly reversed course in Q1 2019 partially due to the “Powell Pivot” referenced above. This supportive

35 | April 30, 2019

ALPS | Smith Funds

Management Commentary	April 30, 2019 (Unaudited)

stance for the economy and by proxy, risk assets, along with the relaxation of the liquidity overhangs in the market, created very sharp recoveries in risk assets and credit spreads. The US High Yield Index saw spreads tighten by over 110 bps in the first three weeks of the year while US Investment Grade Index spreads recovered over 20 bps during the same time period (generating over 4% and 1% of excess returns respectively in less than 15 trading days into the new year). Trade wars, slowing global economic growth, and international flows into the US Fixed Income market aided both the risk asset as well as US Treasury rallies in the first quarter of 2019. We ended the six-month period in another wave of fear, this time around a global growth slowdown (rates rally) and again a short- term movement to “all clear” (Treasury yields moved higher, prices lower) as the United States proved that the foundation remains intact.

ALPS/Smith Short Duration Bond Fund

The ALPS l Smith Short Duration Bond Fund I Shares outperformed the Bloomberg Barclays 1-3 year US Government/Credit Index by 24 bps in the six months ended April 30, 2019, and 29 bps since the inception of the fund on June 29, 2018. During the period the allocation to corporate and securitized assets allowed the Fund to outperform the index. The Fund maintained its’ focus on capital preservation as both Treasury interest rates and credit spreads marked extreme volatility due to fear and a risk-off move in the first half followed by a return to risk in the second half. Overall the Fund remained short duration and credit spread duration positioning given the flat curve, the assumptions around the US economy, the path of the Federal Funds Rate, and corporate health that is now being priced in the market.

Portfolio Positioning

In the short-term, we believe both Funds can benefit from increased insurance provide by US Treasuries given the heightened volatility. However, with valuations implying a Federal Funds Rate cut vs a hike, we believe the market is underestimating both the potential Fed path forward, as well as, structural longer-term inflation pressures.

We opportunistically increased our credit exposure, especially early in the first quarter of 2019, as the large sell-off in credit spreads in late Q4 2018 resulted in attractive risk-adjusted return profiles. Specifically, we purchased bonds of companies focused on reducing leverage and debtholder friendly activity. This increase of our weighting to corporate credit was focused on specific names as we still believe there are potential problems lurking with over-levered corporations in general. We have observed a large bifurcation in management behavior around the focus on debt levels. We view an increased focus on deleveraging as a positive for both debt and equity holders and a hallmark of stories we are attracted to in the current environment. Additionally, short duration high yield continues to be a focus. We believe this area of the market has much less forecasting error embedded in its analysis.

Within the securitized allocation in the Fund we continue to allocate money to agency mortgage-backed Collateralized Mortgage Obligation (CMOs). We find select CMOs provide much better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield.

Macro Commentary

Though the market jumps between all clear and fears around a global slowing, the foundation within the United States remains intact. We are simply in an adjustment period as growth settles down to a 2% pace from a 3% pace. This adjustment to growth, as well as low rates and tight credit spreads, ultimately increases market volatility. The consumer is strong: The Fed is on hold; we have full employment and higher wages. The Fed is ‘listening’ to the market and committed to transparent communication. A modest reprieve in rising mortgage rates is helping to stabilize housing. We believe combining these positives can keep the consumer’s and thus the economy’s momentum intact.

We believe volatility will be with us for the remainder of 2019 as we are coming off a period of money being priced below its natural rate and the market will continue to contend with imbalances and the re- pricing of risk. With flat curves within both the interest rate as well as credit space, there are consequences for moving out the curve with limited yield pickup. Treasuries will continue to contend with conflicting signals: domestic inflation will start to stir as we enter the end of 2019, but global growth fears will remain ever-present.

Our expectations around what could go right have largely played out so far this year. Year-to-date returns in the equity markets look more like annual expectations. The swift recovery in credit is a welcome development for many – especially issuers and those feeling offsides in November and December. Energy prices have moved significantly higher and global risk assets have been some of the best performers. The return environment looks much more challenging going forward and we believe that volatility will not remain in slumber.

It is our belief that complacency will NOT be an investor’s friend in this environment. It’s time to know your fixed-income manager, know how they invest and how they think about preserving capital.

Thank you for the confidence you have placed with us as shareholders of the Funds. We look forward to continuing to build a relationship with you and serving as an investment manager to seek to meet your income needs.

Sincerely,

R. Gibson Smith	Eric C. Bernum
Portfolio Manager	Portfolio Manager

36 | April 30, 2019

ALPS | Smith Funds

Management Commentary	April 30, 2019 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

37 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	3 Month	6 Month	Since Inception^	Total Expense Ratio	What You Pay*
Class I	1.34%	2.76%	3.27%	1.71%	0.50%
Investor (NAV)	1.29%	2.73%	2.99%	2.70%	0.80%
Class A (NAV)	1.21%	2.65%	2.93%	4.19%	0.80%
Class A (MOP)	-4.39%	-2.99%	-2.71%
Class C (NAV)	0.99%	2.26%	2.35%	3.55%	1.49%
Class C (CDSC)	-0.01%	1.26%	1.35%
Bloomberg Barclays U.S. Government/Credit Bond Index¹	2.11%	5.74%	4.88%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	1.04%	2.52%	2.98%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

38 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2019 (Unaudited)

[1]	The Barclays U.S. Government/Credit Bond Index is a Unmanaged Index that tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year
[2]	Bloomberg Barclays 1-3 Year Gov/Credit Bond Index is a unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	52.66%
Government Bond	38.42%
Collateralized Mortgage Obligations	3.21%
Municipal Bond	0.90%
Commercial Mortgage-Backed Securities	0.42%
Mortgage-Backed Securities	0.12%
Cash, Cash Equivalents, and Other Net Assets	4.27%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	38.42%
Banks	13.74%
Diversified Financial Services	4.06%
Oil & Gas	4.03%
Mortgage Securities	3.74%
Pipelines	3.43%
Food	3.22%
Pharmaceuticals	3.13%
Auto Manufacturers	2.53%
Media	2.46%
Healthcare-Services	2.02%
Aerospace/Defense	1.74%
Insurance	1.51%
Trucking & Leasing	1.43%
Shipbuilding	1.25%
Computers	1.22%
Electronics	1.16%
REITS	1.13%
Semiconductors	0.88%
Electric	0.88%
Beverages	0.79%
Financing & Development	0.69%
Telecommunications	0.62%
Chemicals	0.55%
Transportation	0.52%
States & Territories	0.21%
Healthcare-Products	0.19%
Lodging	0.12%
Auto Parts & Equipment	0.06%
Cash, Cash Equivalents, and Other Nets Assets	4.27%
Total	100.00%

39 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	3 Month	6 Month	Since Inception^	Total Expense Ratio	What You Pay*
Class I	2.64%	6.23%	7.39%	2.19%	0.68%
Investor (NAV)	2.57%	6.07%	7.13%	2.88%	0.98%
Class A (NAV)	2.59%	6.10%	7.20%	3.87%	0.98%
Class A (MOP)	-3.04%	0.31%	1.32%
Class C (NAV)	2.39%	5.72%	6.56%	4.70%	1.68%
Class C (CDSC)	1.39%	4.72%	5.56%
Bloomberg Barclays U.S. Aggregate Bond Index¹	1.89%	5.49%	4.67%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	1.04%	2.52%	2.98%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

40 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2019 (Unaudited)

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	Bloomberg Barclays 1-3 Year Gov/Credit Bond Index is a unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	47.33%
Government Bond	30.33%
Collateralized Mortgage Obligations	21.21%
Cash, Cash Equivalents, and Other Net Assets	1.13%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	30.32%
Mortgage Securities	21.21%
Banks	8.43%
Food	4.44%
Pipelines	4.27%
Oil & Gas	3.28%
Telecommunications	2.73%
Pharmaceuticals	2.68%
Healthcare-Services	2.21%
Media	2.10%
Auto Manufacturers	2.02%
Electronics	1.88%
Diversified Finan Serv	1.80%
Beverages	1.59%
Trucking & Leasing	1.44%
Insurance	1.39%
Aerospace/Defense	1.30%
Shipbuilding	1.13%
REITS	0.89%
Commercial Services	0.86%
Semiconductors	0.80%
Electric	0.65%
Computers	0.37%
Chemicals	0.37%
Water	0.27%
Metal Fabricate/Hardware	0.20%
Lodging	0.10%
Biotechnology	0.09%
Auto Parts & Equipment	0.05%
Cash, Cash Equivalents, and Other Net Assets	1.13%
Total	100.00%

41 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (3.21%)
Fannie Mae
Series 1992-8, Class FA,
1M US L + 0.83%, 01/25/2022(a)	$1,935	$1,946
Series 1992-73, Class FC,
1M US L + 0.75%, 05/25/2022(a)	4,394	4,426
Series 1992-91, Class F,
1M US L + 0.50%, 05/25/2022(a)	15,394	15,241
Series 1992-89, Class FB,
1M US L + 0.50%, 06/25/2022(a)	3,329	3,342
Series 1992-180, Class F,
1M US L + 1.15%, 10/25/2022(a)	22,469	22,776
Series 1992-62, Class FA,
1M US L + 0.90%, 10/25/2022(a)	61,992	61,865
Series 1992-52, Class FD,
1M US L + 0.02%, 09/25/2022(a)	24,177	24,188
Series 1993-97, Class FA,
1M US L + 1.25%, 05/25/2023(a)	7,019	7,151
Series 1993-27, Class FC,
1M US L + 0.90%, 08/25/2023(a)	9,458	9,576
Series 1993-189, Class FB,
10Y US TI + -0.65%, 10/25/2023(a)	17,039	16,785
Series 1994-3, Class FA,
1M US L + 0.65%, 03/25/2024(a)	14,675	14,757
Series 1994-22, Class F,
1M US L + 1.20%, 01/25/2024(a)	180,028	181,182
Series 1994-75, Class K,
7.000%, 04/25/2024	56,993	61,340
Series 1990-8, Class G,
6.000%, 01/25/2020	3,723	3,733
Series 2011-104, Class DA,
2.000%, 10/25/2021	71,474	70,793
Series 2003-49, Class YC,
4.000%, 06/25/2023	57,931	58,877
Series 2004-95, Class AK,
5.500%, 01/25/2025	49,600	51,458
Series 2006-22, Class CE,
4.500%, 08/25/2023	32,248	32,966
Series 2011-63, Class MV,
3.500%, 07/25/2024	41,296	41,225
Series 2011-66, Class QE,
2.000%, 07/25/2021	1,600	1,588
Series 2009-81, Class GC,
3.500%, 12/25/2019	7,856	7,841
Series 2009-81, Class GE,
3.500%, 12/25/2019	20,346	20,293
Series 2010-112, Class GA,
2.000%, 06/25/2021	11,860	11,787
Series 2010-95, Class BK,
1.500%, 02/25/2020	10,763	10,693
Series 2010-145, Class MA,
2.000%, 12/25/2020	1,694	1,683

Freddie Mac
Series 1991-1069, Class J,
6.950%, 04/15/2021	12,820	13,173
	Principal Amount	Value (Note 2)
Series 1991-1155, Class KZ,
7.000%, 10/15/2021	$17,933	$18,397
Series 1993-1534, Class J,
1M US L + 0.90%, 06/15/2023(a)	45,106	45,636
Series 1993-1584, Class L,
6.500%, 09/15/2023	22,528	23,807
Series 1993-21, Class F,
1M US L + 0.50%, 10/25/2023(a)	51,577	52,010
Series 1993-1636, Class F,
1M US L + 0.65%, 11/15/2023(a)	16,842	16,694
Series 1993-1632, Class FB,
1M US L + 1.20%, 11/15/2023(a)	49,081	49,167
Series 1993-1628, Class LZ,
6.500%, 12/15/2023	14,603	15,385
Series 1994-1673, Class FB,
10Y US TI + -0.50%, 02/15/2024(a)	18,652	18,649
Series 1994-1707, Class F,
1M US L + 0.70%, 03/15/2024(a)	17,376	17,540
Series 1994-1744, Class FD,
1M US L + 1.98%, 08/15/2024(a)	24,578	24,984
Series 1997-1983, Class Z,
6.500%, 12/15/2023	32,091	34,007
Series 2011-3872, Class ND,
2.000%, 12/15/2021	31,715	31,486
Series 2010-3737, Class NA,
3.500%, 06/15/2025	46,636	47,154
Series 2004-2877, Class AL,
5.000%, 10/15/2024	12,765	13,228
Series 2007-3288, Class HB,
4.500%, 03/15/2022	51	51
Series 2009-3575, Class EB,
4.000%, 09/15/2024	25,947	27,018

Ginnie Mae
Series 2008-46, Class AE,
4.250%, 05/16/2023	133	133

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,176,833)		1,186,031

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.42%)
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2010-K008, Class A1,
2.746%, 12/25/2019	21,934	21,914
Series 2011-K013, Class A1,
2.902%, 08/25/2020	45,615	45,617
Series 2017-J15L, Class AFL,
1M US L + 0.35%, 08/25/2025(a)	65,733	65,938

42 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2010-K006, Class A2,
4.251%, 01/25/2020	$19,846	$19,946

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $152,147)		153,415

MORTGAGE-BACKED SECURITIES (0.12%)
Fannie Mae
Series 2010,
3.810%, 12/01/2020	42,720	43,509

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $42,836)		43,509

CORPORATE BONDS (52.66%)
Aerospace & Defense (2.98%)
BAE Systems Holdings, Inc.
6.375%, 06/01/2019(b)	420,000	421,109
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025(b)	446,000	461,164
Rockwell Collins, Inc.
1.950%, 07/15/2019	222,000	221,638
Total Aerospace & Defense		1,103,911
Auto Parts Manufacturing (0.06%)
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	22,000	22,454

Automobiles Manufacturing (2.54%)
Ford Motor Credit Co. LLC
2.597%, 11/04/2019	100,000	99,908
5.875%, 08/02/2021	250,000	261,711
3M US L + 0.93%, 11/04/2019(a)	275,000	275,409
General Motors Financial Co., Inc.
3M US L + 0.93%, 04/13/2020(a)	297,000	297,956
Total Automobiles Manufacturing		934,984
Banks (10.18%)
AIB Group PLC
3M US L + 1.874%, 04/10/2025(a)(b)	500,000	505,752
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	450,000	455,037
Citizens Bank NA
3M US L + 0.57%, 05/26/2020(a)	252,000	252,508
Citizens Financial Group, Inc.
4.150%, 09/28/2022(b)	100,000	102,161
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	254,786
Credit Suisse AG
5.400%, 01/14/2020	133,000	135,232
Danske Bank A/S
5.000%, 01/12/2022(b)	450,000	462,991
5.375%, 01/12/2024(b)	250,000	262,333
Discover Bank
7.000%, 04/15/2020	250,000	259,528
	Principal Amount	Value (Note 2)
First Tennessee Bank NA
2.950%, 12/01/2019	$313,000	$313,073
SVB Financial Group
5.375%, 09/15/2020	300,000	310,173
US Bank NA
3.450%, 11/16/2021	250,000	255,726
Wells Fargo & Co.
2.625%, 07/22/2022	200,000	198,410
Total Banks		3,767,710
Cable & Satellite (1.76%)
Charter Communications Operating LLC / Charter Communications Operating Capital
3M US L + 1.65%, 02/01/2024(a)	150,000	150,962
Comcast Corp.
3M US L + 0.33%, 10/01/2020(a)	200,000	200,436
Sky, Ltd.
2.625%, 09/16/2019(b)	200,000	199,812
Time Warner Cable LLC
5.000%, 02/01/2020	100,000	101,425
Total Cable & Satellite		652,635
Casinos & Gaming (0.12%)
MGM Resorts International
5.250%, 03/31/2020	45,000	45,928

Chemicals (0.55%)
DowDuPont, Inc.
3.766%, 11/15/2020	100,000	101,634
International Flavors & Fragrances, Inc.
3.400%, 09/25/2020	100,000	100,647
Total Chemicals		202,281
Commercial Finance (0.88%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.750%, 05/15/2019	135,000	135,037
GATX Corp.
2.500%, 07/30/2019	190,000	189,777
Total Commercial Finance		324,814
Consumer Finance (1.58%)
Capital One Bank USA NA
8.800%, 07/15/2019	70,000	70,831
Synchrony Financial
4.375%, 03/19/2024	500,000	511,322
Total Consumer Finance		582,153
Diversified Banks (2.14%)
Bank of America Corp.
Series GMTN
3M US L + 0.66%, 07/21/2021(a)	345,000	342,952
3M US L + 0.96%, 07/23/2024(a)	40,000	40,301
JPMorgan Chase & Co.
4.950%, 03/25/2020	179,000	182,628
3M US L + 0.935%, 04/25/2023(a)	225,000	224,048
Total Diversified Banks		789,929

43 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Electrical Equipment Manufacturing (1.16%)
Trimble, Inc.
4.750%, 12/01/2024	$318,000	$327,670
Tyco Electronics Group SA
3M US L + 0.45%, 06/05/2020(a)	100,000	100,192
Total Electrical Equipment Manufacturing		427,862
Entertainment Content (0.69%)
Fox Corp.
3.666%, 01/25/2022(b)	250,000	255,281

Exploration & Production (2.83%)
Antero Resources Corp.
5.375%, 11/01/2021	230,000	232,588
Encana Corp.
6.500%, 05/15/2019	505,000	505,647
EQT Corp.
8.125%, 06/01/2019	110,000	110,425
Marathon Oil Corp.
2.700%, 06/01/2020	200,000	199,548
Total Exploration & Production		1,048,208
Financial Services (3.52%)
Ameriprise Financial, Inc.
3.000%, 03/22/2022	250,000	251,077
Goldman Sachs Group, Inc.
Series GMTN
5.375%, 03/15/2020	150,000	153,307
Series D
6.000%, 06/15/2020	70,000	72,408
Morgan Stanley
2.750%, 05/19/2022	75,000	74,659
Series GMTN
5.500%, 01/26/2020	212,000	216,175
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	200,000	200,757
USAA Capital Corp.
2.125%, 06/03/2019(b)	330,000	329,855
Total Financial Services		1,298,238
Food & Beverage (3.18%)
Campbell Soup Co.
3M US L + 0.63%, 03/15/2021(a)	75,000	74,728
Conagra Brands, Inc.
3M US L + 0.75%, 10/22/2020(a)	100,000	100,042
Molson Coors Brewing Co.
2.250%, 03/15/2020	295,000	293,560
Wm Wrigley Jr Co.
2.900%, 10/21/2019(b)	707,000	707,282
Total Food & Beverage		1,175,612
Hardware (1.22%)
Dell, Inc.
5.875%, 06/15/2019	448,000	449,680

Health Care Facilities & Services (3.31%)
Cigna Corp.
3.400%, 09/17/2021(b)	100,000	101,146
3M US L + 0.65%, 09/17/2021(a)(b)	300,000	300,100
	Principal Amount	Value (Note 2)
Express Scripts, Inc.
7.250%, 06/15/2019	$75,000	$75,370
HCA Healthcare, Inc.
6.250%, 02/15/2021	100,000	105,125
HCA, Inc.
4.750%, 05/01/2023	225,000	235,326
6.500%, 02/15/2020	200,000	205,318
Quest Diagnostics, Inc.
2.500%, 03/30/2020	200,000	199,339
Total Health Care Facilities & Services		1,221,724
Integrated Oils (1.20%)
Cenovus Energy, Inc.
5.700%, 10/15/2019	436,538	441,608

Life Insurance (1.51%)
CNO Financial Group, Inc.
4.500%, 05/30/2020	550,000	558,250

Medical Equipment & Devices Manufacturing (0.19%)
Zimmer Biomet Holdings, Inc.
4.625%, 11/30/2019	70,000	70,677

Pharmaceuticals (1.84%)
AbbVie, Inc.
2.500%, 05/14/2020	150,000	149,540
Elanco Animal Health, Inc.
3.912%, 08/27/2021(b)	218,000	221,816
4.272%, 08/28/2023(b)	100,000	103,968
Takeda Pharmaceutical Co., Ltd.
3.800%, 11/26/2020(b)	200,000	202,849
Total Pharmaceuticals		678,173
Pipeline (3.43%)
Enable Midstream Partners LP
2.400%, 05/15/2019	192,000	191,967
Energy Transfer Operating LP
7.500%, 10/15/2020	330,000	351,129
Kinder Morgan, Inc.
3.050%, 12/01/2019	75,000	75,056
Midwest Connector Capital Co. LLC
3.625%, 04/01/2022(b)	200,000	203,251
ONEOK Partners LP
3.800%, 03/15/2020	110,000	110,619
Plains All American Pipeline LP / PAA Finance Corp.
5.750%, 01/15/2020	329,000	334,935
Total Pipeline		1,266,957
Power Generation (0.60%)
Emera US Finance LP
2.150%, 06/15/2019	221,000	220,764

Railroad (0.52%)
Canadian Pacific Railway Co.
7.250%, 05/15/2019	190,000	190,301

44 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Real Estate (1.13%)
Reckson Operating Partnership LP
7.750%, 03/15/2020	$400,000	$415,972

Semiconductors (0.88%)
Microchip Technology, Inc.
3.922%, 06/01/2021(b)	320,000	324,737

Supermarkets & Pharmacies (0.83%)
Kroger Co.
6.150%, 01/15/2020	300,000	306,921

Transportation & Logistics (0.92%)
Penske Truck Leasing Co. Lp / PTL Finance Corp.
3.050%, 01/09/2020(b)	305,000	304,900
3.375%, 02/01/2022(b)	33,000	33,188
Total Transportation & Logistics		338,088
Utilities (0.28%)
Exelon Corp.
5.150%, 12/01/2020	100,000	103,035

Wireless Telecommunications Services (0.33%)
AT&T, Inc.
3M US L + 0.75%, 06/01/2021(a)	66,000	66,462
Sprint Communications, Inc.
7.000%, 08/15/2020	55,000	57,200
Total Wireless Telecommunications Services		123,662
Wireline Telecommunications Services (0.30%)
CenturyLink, Inc.
Series V
5.625%, 04/01/2020	105,000	107,232

TOTAL CORPORATE BONDS
(Cost $19,298,322)		19,449,781

GOVERNMENT BONDS (38.42%)
Sovereigns (38.42%)
U.S. Treasury Note
1.625%, 08/31/2019	185,000	184,476
2.500%, 02/28/2021	2,050,000	2,058,008
2.625%, 07/31/2020	4,139,000	4,153,551
2.625%, 07/15/2021	914,000	921,105
2.875%, 10/31/2020	6,818,000	6,873,929
Total Sovereigns		14,191,069

TOTAL GOVERNMENT BONDS
(Cost $14,126,602)		14,191,069

MUNICIPAL BONDS (0.90%)
Financing & Development (0.69%)
New Jersey Economic Development
Authority
4.197%, 06/15/2019	255,000	255,341
	Principal Amount	Value (Note 2)
States & Territories (0.21%)
State of Illinois
5.463%, 02/01/2020	$75,000	$76,318

TOTAL MUNICIPAL BONDS
(Cost $331,478)		331,659

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.35%)
Money Market Fund (0.35%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	2.326%	129,252	129,252

TOTAL SHORT TERM INVESTMENTS
(Cost $129,252)			129,252

TOTAL INVESTMENTS (96.08%)
(Cost $35,257,470)			$35,484,716

Other Assets In Excess Of Liabilities (3.92%)			1,448,026

NET ASSETS (100.00%)			$36,932,742

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of April 30, 2019 was 2.48%

3M US L - 3 Month LIBOR as of April 30, 2019 was 2.58%

10Y US TI - 10 Year Treasury Yield as of April 30, 2019 was 2.51%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, the aggregate market value of those securities was $5,503,695, representing 14.90% of net assets.

See Notes to Financial Statements.

45 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (21.21%)
Fannie Mae
Series 2011-104, Class KH,
2.000%, 03/25/2039	$25,507	$25,204
Series 2012-96, Class CB,
1.500%, 04/25/2039	48,860	47,709
Series 2012-70, Class WC,
3.000%, 07/25/2042	100,000	97,825
Series 2012-94, Class KF,
1M US L + 0.35%, 05/25/2038(a)	61,014	61,096
Series 2012-128, Class NP,
2.500%, 11/25/2042	24,999	23,423
Series 2012-149, Class KB,
3.000%, 01/25/2043	103,000	100,298
Series 2012-131, Class FG,
1M US L + 0.35%, 09/25/2042(a)	34,525	33,883
Series 2012-129, Class HT,
2.000%, 12/25/2032	81,672	74,502
Series 2012-139, Class GB,
2.500%, 12/25/2042	210,538	170,668
Series 2012-152, Class PB,
3.500%, 01/25/2043	55,000	55,877
Series 2012-144, Class JT,
2.500%, 06/25/2042	30,877	29,446
Series 2013-13, Class WA,
2.500%, 07/25/2042	161,483	151,916
Series 2013-17, Class YM,
4.000%, 03/25/2033	36,566	37,753
Series 2013-40, Class KD,
1.750%, 04/25/2042	135,627	128,169
Series 2013-53, Class CV,
3.500%, 05/25/2030	103,458	105,110
Series 2013-52, Class GM,
5.000%, 06/25/2043	89,000	100,217
Series 2013-56, Class HB,
2.500%, 06/25/2043	40,000	39,394
Series 2013-72, Class YA,
3.000%, 06/25/2033	55,022	54,363
Series 2014-3, Class BM,
2.500%, 06/25/2043	50,000	47,542
Series 2014-26, Class YW,
3.500%, 04/25/2044	50,538	51,497
Series 2016-33, Class LE,
2.500%, 11/25/2033	105,503	104,520
Series 2016-85, Class BA,
2.500%, 11/25/2046	65,751	59,299
Series 2001-52, Class XZ,
6.500%, 10/25/2031	70,178	78,963
Series 2001-63, Class TC,
6.000%, 12/25/2031	42,880	47,263
Series 2001-68, Class PH,
6.000%, 12/25/2031	39,130	42,856
Series 2002-23, Class FA,
1M US L + 0.90%, 04/25/2032(a)	81,961	83,896
Series 2002-44, Class FJ,
1M US L + 1.00%, 04/25/2032(a)	105,212	105,003
	Principal Amount	Value (Note 2)
Series 2002-63, Class EZ,
6.000%, 10/25/2032	$20,727	$22,694
Series 2002-60, Class FV,
1M US L + 1.00%, 04/25/2032(a)	63,417	64,204
Series 2003-22, Class BZ,
6.000%, 04/25/2033	34,918	38,030
Series 2003-30, Class JQ,
5.500%, 04/25/2033	62,731	69,093
Series 2003-42, Class JH,
5.500%, 05/25/2033	111,463	120,650
Series 2003-46, Class PJ,
5.500%, 06/25/2033	47,856	52,302
Series 2003-76, Class EZ,
5.000%, 08/25/2033	61,821	67,112
Series 2003-64, Class ZC,
5.000%, 07/25/2033	27,954	30,074
Series 2003-64, Class JK,
3.500%, 07/25/2033	53,360	54,622
Series 2003-94, Class CE,
5.000%, 10/25/2033	30,738	32,413
Series 2003-71, Class HD,
5.500%, 08/25/2033	89,000	98,831
Series 2003-128, Class MF,
1M US L + 0.60%, 01/25/2034(a)	80,469	80,277
Series 2003-131, Class CH,
5.500%, 01/25/2034	25,103	27,047
Series 2004-36, Class CB,
5.000%, 05/25/2034	138,000	151,077
Series 2004-68, Class LC,
5.000%, 09/25/2029	26,083	27,683
Series 2004-92, Class TB,
5.500%, 12/25/2034	84,256	93,595
Series 2005-3, Class CH,
5.250%, 02/25/2035	56,108	61,208
Series 2005-3, Class CP,
5.500%, 10/25/2034	1,614	1,619
Series 2005-17, Class EX,
5.250%, 03/25/2035	25,000	28,298
Series 2005-48, Class TD,
5.500%, 06/25/2035	126,000	138,929
Series 2005-29, Class ZA,
5.500%, 04/25/2035	64,223	70,939
Series 2005-68, Class BC,
5.250%, 06/25/2035	6,708	6,740
Series 2005-68, Class PG,
5.500%, 08/25/2035	78,396	85,035
Series 2005-62, Class JC,
5.000%, 05/25/2035	26,066	26,804
Series 2005-62, Class JE,
5.000%, 06/25/2035	13,943	14,381
Series 2005-59, Class DF,
1M US L + 0.20%, 05/25/2035(a)	12,170	12,173
Series 2005-70, Class KP,
5.000%, 06/25/2035	40,000	43,948
Series 2005-79, Class DB,
5.500%, 09/25/2035	83,143	92,315

46 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2005-84, Class XM,
5.750%, 10/25/2035	$75,534	$82,259
Series 2005-99, Class ZA,
5.500%, 12/25/2035	93,962	110,408
Series 2005-110, Class MP,
5.500%, 12/25/2035	20,554	22,113
Series 2005-122, Class PY,
6.000%, 01/25/2036	280,000	321,169
Series 2006-46, Class UD,
5.500%, 06/25/2036	28,000	32,400
Series 2006-71, Class ZH,
6.000%, 07/25/2036	11,765	13,136
Series 2009-68, Class FD,
1M US L + 1.25%, 09/25/2039(a)	52,769	52,802
Series 2007-30, Class MB,
4.250%, 04/25/2037	73,066	76,706
Series 2008-18, Class FA,
1M US L + 0.90%, 03/25/2038(a)	101,215	101,888
Series 2008-46, Class LA,
5.500%, 06/25/2038	26,377	28,105
Series 2009-3, Class JK,
5.000%, 01/25/2049	59,502	59,857
Series 2010-9, Class ME,
5.000%, 02/25/2040	146,000	163,897
Series 2010-45, Class WD,
5.000%, 05/25/2040	120,000	142,676
Series 2010-64, Class DM,
5.000%, 06/25/2040	89,594	95,374
Series 2010-58, Class FY,
1M US L + 0.73%, 06/25/2040(a)	74,660	75,732
Series 2010-68, Class WB,
4.500%, 07/25/2040	35,000	40,735

Freddie Mac
Series 1990-165, Class K,
6.500%, 09/15/2021	173	174
Series 2002-2430, Class WF,
6.500%, 03/15/2032	18,863	21,292
Series 1994-1665, Class KZ,
6.500%, 01/15/2024	12,983	13,770
Series 1996-1863, Class Z,
6.500%, 07/15/2026	27,441	28,988
Series 1998-2035, Class PC,
6.950%, 03/15/2028	11,752	12,869
Series 1998-2060, Class Z,
6.500%, 05/15/2028	26,055	28,620
Series 1999-2137, Class TH,
6.500%, 03/15/2029	13,807	15,175
Series 1999-2141, Class FD,
1M US L + 0.35%, 04/15/2029(a)	70,100	68,445
Series 1999-2154, Class PL,
6.500%, 05/15/2029	17,260	19,098
Series 2000-2224, Class CB,
8.000%, 03/15/2030	11,124	12,912
Series 2001-2279, Class Z,
6.000%, 01/15/2031	29,484	31,824
	Principal Amount	Value (Note 2)
Series 2001-2274, Class ZM,
6.500%, 01/15/2031	$22,261	$24,534
Series 2002-2433, Class FA,
1M US L + 0.95%, 02/15/2032(a)	74,904	76,823
Series 2010-3704, Class DC,
4.000%, 11/15/2036	59,756	60,881
Series 2011-3799, Class GK,
2.750%, 01/15/2021	1,140	1,138
Series 2011-3790, Class AP,
4.500%, 01/15/2037	9,440	9,589
Series 2011-3807, Class WF,
1M US L + 0.55%, 08/15/2038(a)	64,365	64,669
Series 2011-3857, Class ZP,
5.000%, 05/15/2041	164,682	189,947
Series 2011-3959, Class MB,
4.500%, 11/15/2041	44,199	48,020
Series 2011-3970, Class HA,
3.000%, 02/15/2026	44,024	44,233
Series 2012-4001, Class FM,
1M US L + 0.50%, 02/15/2042(a)	34,089	33,644
Series 2012-3997, Class EB,
3.500%, 12/15/2041	94,654	96,173
Series 2012-3997, Class EC,
3.500%, 02/15/2042	89,000	91,658
Series 2012-4020, Class PG,
2.500%, 03/15/2027	40,983	40,736
Series 2012-4037, Class CA,
3.000%, 04/15/2027	74,528	75,156
Series 2012-4068, Class PE,
3.000%, 06/15/2042	224,000	217,194
Series 2012-4075, Class PB,
3.000%, 07/15/2042	42,000	42,290
Series 2012-4102, Class DA,
3.000%, 08/15/2041	217,285	210,436
Series 2012-4116, Class UA,
2.500%, 01/15/2042	98,833	89,055
Series 2013-4160, Class HB,
2.500%, 12/15/2032	55,823	53,368
Series 2013-4176, Class YD,
3.000%, 03/15/2043	50,000	48,611
Series 2016-4594, Class JD,
3.000%, 12/15/2042	31,000	29,625
Series 2016-4604, Class CG,
2.500%, 06/15/2046	43,973	41,816
Series 2018-4767, Class Z,
3.000%, 12/15/2047	32,103	28,381
Series 2018-4796, Class A,
3.000%, 10/15/2047	73,277	72,987
Series 2010-3735, Class AL,
1.500%, 10/15/2020	24,357	24,127
Series 2002-2470, Class EF,
1M US L + 1.00%, 03/15/2032(a)	135,536	137,033
Series 2002-2513, Class AF,
1M US L + 1.00%, 02/15/2032(a)	92,854	93,855
Series 2002-2535, Class AW,
5.500%, 12/15/2032	25,030	27,590

47 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2003-2557, Class HL,
5.300%, 01/15/2033	$63,754	$69,730
Series 2003-2557, Class WF,
1M US L + 0.40%, 01/15/2033(a)	60,758	59,134
Series 2003-2568, Class D,
5.500%, 02/15/2033	31,158	33,818
Series 2003-2587, Class FW,
1M US L + 0.47%, 03/15/2033(a)	88,323	86,987
Series 2003-2624, Class QH,
5.000%, 06/15/2033	15,636	16,831
Series 2003-2631, Class DB,
5.000%, 06/15/2033	80,000	89,925
Series 2003-2626, Class ZX,
5.000%, 06/15/2033	166,367	194,192
Series 2003-2647, Class A,
3.250%, 04/15/2032	75,597	77,185
Series 2003-2717, Class LH,
5.500%, 12/15/2033	13,732	14,859
Series 2004-2768, Class PW,
4.250%, 03/15/2034	53,216	55,915
Series 2004-2802, Class OH,
6.000%, 05/15/2034	17,851	19,322
Series 2005-2953, Class PG,
5.500%, 03/15/2035	41,658	46,085
Series 2005-2996, Class GX,
5.500%, 06/15/2035	43,000	48,909
Series 2005-3033, Class WY,
5.500%, 09/15/2035	69,427	76,818
Series 2005-3059, Class ZM,
5.000%, 02/15/2035	85,361	92,178
Series 2006-3123, Class HT,
5.000%, 03/15/2026	25,288	26,484
Series 2006-3148, Class CY,
6.000%, 04/15/2036	42,074	47,246
Series 2006-3237, Class CD,
5.500%, 09/15/2036	94,000	103,306
Series 2006-3237, Class CE,
5.500%, 11/15/2036	59,000	68,857
Series 2006-3249, Class CB,
4.250%, 12/15/2036	73,902	78,576
Series 2007-3279, Class FB,
1M US L + 0.32%, 02/15/2037(a)	90,340	89,083
Series 2007-3361, Class AF,
1M US L + 0.35%, 11/15/2036(a)	61,952	60,848
Series 2009-3549, Class FA,
1M US L + 1.20%, 07/15/2039(a)	36,933	37,769
Series 2010-3620, Class EL,
4.000%, 01/15/2030	71,812	74,766

Ginnie Mae
Series 2009-69, Class PH,
5.500%, 08/16/2039	82,000	98,078
Series 2004-1, Class TE,
5.000%, 06/20/2033	59,828	65,104
Series 2004-26, Class ED,
5.500%, 04/16/2034	71,905	78,495
	Principal Amount	Value (Note 2)
Series 2004-87, Class BC,
4.500%, 10/20/2034	$33,052	$34,460
Series 2005-3, Class QB,
5.000%, 01/16/2035	270,339	288,294
Series 2005-13, Class AE,
5.000%, 09/20/2034	26,085	26,880
Series 2005-13, Class BE,
5.000%, 09/20/2034	28,546	29,229
Series 2005-13, Class BG,
5.000%, 02/20/2035	63,000	68,744
Series 2005-45, Class BF,
1M US L + 0.30%, 06/20/2035(a)	53,926	52,912
Series 2009-15, Class FM,
1M US L + 1.04%, 03/20/2039(a)	81,255	83,287
Series 2009-55, Class FN,
1M US L + 1.00%, 07/20/2039(a)	59,522	61,049
Series 2009-24, Class WB,
5.000%, 03/20/2039	144,000	157,464
Series 2011-H02, Class BA,
4.450%, 02/20/2061(a)	56,846	57,542
Series 2009-52, Class PA,
5.000%, 04/16/2039	18,188	18,230
Series 2008-58, Class PE,
5.500%, 07/16/2038	29,000	32,455
Series 2008-76, Class QE,
5.750%, 09/20/2038	58,000	68,402
Series 2012-84, Class YC,
2.500%, 07/20/2042	20,000	18,914
Series 2007-7, Class PG,
5.000%, 02/16/2037	32,751	35,373
Series 2007-40, Class FY,
1M US L + 0.33%, 07/16/2037(a)	61,231	60,374
Series 2008-47, Class ML,
5.250%, 06/16/2038	43,000	47,246
Series 2008-49, Class PB,
4.750%, 06/20/2038	66,038	69,898
Series 2011-97, Class WA,
6.130%, 11/20/2038(a)	55,753	62,485
Series 2016-H19, Class FE,
1M US L + 0.37%, 06/20/2061(a)	4,255	4,253
Series 2017-56, Class AZ,
3.000%, 04/20/2047	101,929	94,609
Series 2010-14, Class A,
4.500%, 06/16/2039	32,495	33,726
Series 2010-24, Class MQ,
4.250%, 12/20/2038	927	923
Series 2010-111, Class FA,
1M US L + 0.35%, 09/20/2040(a)	83,258	81,772
Series 2010-130, Class PE,
3.500%, 08/16/2039	56,960	57,458
Series 2010-151, Class DQ,
4.000%, 03/20/2038	64,821	65,101
Series 2011-66, Class UA,
4.000%, 05/16/2041	144,466	151,071
Series 2011-111, Class CD,
4.000%, 12/20/2039	87,824	88,366

48 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2012-12, Class NA,
2.500%, 05/20/2038	$19,894	$19,843
Series 2012-17, Class KX,
3.500%, 07/20/2039	22,000	22,244
Series 2012-31, Class QJ,
3.000%, 12/20/2039	17,502	17,474
Series 2012-68, Class GE,
3.000%, 05/20/2042	25,000	25,284
Series 2013-22, Class GB,
2.500%, 08/20/2042	70,000	62,383
Series 2013-69, Class NA,
2.000%, 09/20/2042	208,498	188,547
Series 2013-99, Class MF,
1M US L + 0.30%, 07/20/2043(a)	95,197	94,698
Series 2014-53, Class JM,
7.125%, 04/20/2039(a)	563,385	630,997
Series 2016-120, Class KA,
2.000%, 09/20/2046	33,036	33,155
Series 2019-13, Class WG,
4.000%, 12/20/2048	284,186	287,740
Series 2005-49, Class B,
06/20/2035	49,463	54,991
Series 2008-60, Class JN,
07/20/2038	79,544	87,434

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $12,047,887)		12,401,585

CORPORATE BONDS (47.33%)
Aerospace & Defense (2.63%)
BAE Systems Holdings, Inc.
6.375%, 06/01/2019(b)	534,000	535,410
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025(b)	641,000	662,794
Precision Castparts Corp.
3.250%, 06/15/2025	115,000	117,562
Rockwell Collins, Inc.
1.950%, 07/15/2019	222,000	221,638
Total Aerospace & Defense		1,537,404
Auto Parts Manufacturing (0.05%)
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	27,000	27,557

Automobiles Manufacturing (2.01%)
Ford Motor Credit Co. LLC
2.597%, 11/04/2019	100,000	99,908
5.875%, 08/02/2021	350,000	366,396
3M US L + 0.93%, 11/04/2019(a)	425,000	425,632
General Motors Financial Co., Inc.
3M US L + 0.93%, 04/13/2020(a)	286,000	286,920
Total Automobiles Manufacturing		1,178,856
Banks (4.92%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	300,000	303,358

	Principal Amount	Value (Note 2)
Citizens Financial Group, Inc.
4.150%, 09/28/2022(b)	$419,000	$428,057
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	254,786
Credit Suisse AG
5.400%, 01/14/2020	257,000	261,312
Danske Bank A/S
5.000%, 01/12/2022(b)	450,000	462,992
5.375%, 01/12/2024(b)	250,000	262,333
SVB Financial Group
5.375%, 09/15/2020	430,000	444,581
UniCredit SpA
7.296%, 04/02/2034(a)(b)	250,000	255,299
Wells Fargo & Co.
2.625%, 07/22/2022	200,000	198,410
Total Banks		2,871,128
Biotechnology (0.09%)
Celgene Corp.
3.250%, 08/15/2022	55,000	55,476

Cable & Satellite (1.40%)
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, 07/23/2025	155,000	164,548
3M US L + 1.65%, 02/01/2024(a)	300,000	301,924
Cox Communications, Inc.
4.700%, 12/15/2042(b)	375,000	347,511
Total Cable & Satellite		813,983
Casinos & Gaming (0.10%)
MGM Resorts International
5.250%, 03/31/2020	55,000	56,134

Chemicals (0.37%)
DowDuPont, Inc.
4.725%, 11/15/2028	200,000	218,249

Commercial Finance (0.72%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.750%, 05/15/2019	165,000	165,045
GATX Corp.
2.500%, 07/30/2019	260,000	259,695
Total Commercial Finance		424,740
Communications Equipment (0.37%)
Apple, Inc.
3.000%, 11/13/2027	220,000	218,344

Consumer Finance (1.13%)
Ally Financial, Inc.
3.750%, 11/18/2019	100,000	100,375
Capital One Bank USA NA
8.800%, 07/15/2019	35,000	35,415

49 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Synchrony Financial
5.150%, 03/19/2029	$500,000	$517,461
Total Consumer Finance		653,251
Diversified Banks (1.55%)
Bank of America Corp.
3M US L + 1.04%, 12/20/2028(a)	450,000	442,310
Citigroup, Inc.
4.400%, 06/10/2025	250,000	261,095
JPMorgan Chase & Co.
3M US L + 0.935%, 04/25/2023(a)	100,000	99,577
Royal Bank of Scotland Group PLC
6.400%, 10/21/2019	100,000	101,609
Total Diversified Banks		904,591
Electrical Equipment Manufacturing (1.88%)
Amphenol Corp.
4.350%, 06/01/2029	250,000	266,599
Trimble, Inc.
4.750%, 12/01/2024	808,000	832,570
Total Electrical Equipment Manufacturing		1,099,169
Entertainment Content (0.70%)
Fox Corp.
4.030%, 01/25/2024(b)	250,000	260,064
Warner Media LLC
3.800%, 02/15/2027	150,000	151,015
Total Entertainment Content		411,079
Exploration & Production (2.10%)
Antero Resources Corp.
5.375%, 11/01/2021	330,000	333,713
Encana Corp.
6.500%, 05/15/2019	485,000	485,622
EQT Corp.
8.125%, 06/01/2019	110,000	110,425
Marathon Oil Corp.
2.700%, 06/01/2020	300,000	299,322
Total Exploration & Production		1,229,082
Financial Services (2.37%)
Bank of New York Mellon Corp.
3M US L + 1.05%, 10/30/2023(a)	264,000	268,210
E*TRADE Financial Corp.
4.500%, 06/20/2028	130,000	133,008
Goldman Sachs Group, Inc.
3M US L + 0.99%, 07/24/2023(a)	100,000	99,177
3M US L + 1.158%, 04/23/2029(a)	460,000	457,237
Morgan Stanley
2.750%, 05/19/2022	75,000	74,659
Series GMTN
5.500%, 01/26/2020	248,000	252,885
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	100,000	100,379
Total Financial Services		1,385,555
Food & Beverage (4.18%)
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 01/23/2049	700,000	778,299

	Principal Amount	Value (Note 2)
Campbell Soup Co.
3.800%, 08/02/2042	$300,000	$246,622
4.150%, 03/15/2028	50,000	50,262
Mars, Inc.
3.600%, 04/01/2034(b)	500,000	500,076
3.950%, 04/01/2049(b)	250,000	247,519
Molson Coors Brewing Co.
1.450%, 07/15/2019	50,000	49,875
2.250%, 03/15/2020	100,000	99,512
Wm Wrigley Jr Co.
2.900%, 10/21/2019(b)	473,000	473,188
Total Food & Beverage		2,445,353
Health Care Facilities & Services (4.18%)
Cigna Corp.
4.900%, 12/15/2048(b)	450,000	455,967
3M US L + 0.65%, 09/17/2021(a)(b)	120,000	120,040
Express Scripts Holding Co.
4.500%, 02/25/2026	450,000	470,757
Express Scripts, Inc.
7.250%, 06/15/2019	100,000	100,494
HCA Healthcare, Inc.
6.250%, 02/15/2021	200,000	210,250
HCA, Inc.
4.500%, 02/15/2027	180,000	185,055
5.250%, 04/15/2025	550,000	589,827
6.500%, 02/15/2020	300,000	307,977
Total Health Care Facilities & Services		2,440,367
Integrated Oils (1.18%)
Cenovus Energy, Inc.
5.700%, 10/15/2019	682,692	690,620

Life Insurance (1.39%)
CNO Financial Group, Inc.
4.500%, 05/30/2020	800,000	812,000

Pharmaceuticals (0.71%)
AbbVie, Inc.
3.600%, 05/14/2025	100,000	100,702
Elanco Animal Health, Inc.
4.272%, 08/28/2023(b)	100,000	103,968
4.900%, 08/28/2028(b)	200,000	212,104
Total Pharmaceuticals		416,774
Pipeline (4.28%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
5.250%, 01/15/2025	300,000	315,119
Enable Midstream Partners LP
2.400%, 05/15/2019	277,000	276,953
Energy Transfer LP
4.250%, 03/15/2023	150,000	154,049
Energy Transfer Operating LP
6.250%, 04/15/2049	400,000	442,768
7.500%, 10/15/2020	220,000	234,086

50 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Principal Amount	Value (Note 2)
Kinder Morgan, Inc.
3.050%, 12/01/2019	$90,000	$90,068
Midwest Connector Capital Co. LLC
3.900%, 04/01/2024(b)	300,000	307,336
ONEOK Partners LP
3.800%, 03/15/2020	165,000	165,928
5.000%, 09/15/2023	55,000	58,387
Plains All American Pipeline LP / PAA Finance Corp.
5.750%, 01/15/2020	441,000	448,956
Total Pipeline		2,493,650
Power Generation (0.03%)
Exelon Generation Co. LLC
5.200%, 10/01/2019	20,000	20,166

Real Estate (0.89%)
American Tower Corp.
5.900%, 11/01/2021	100,000	107,170
Reckson Operating Partnership LP
7.750%, 03/15/2020	400,000	415,972
Total Real Estate		523,142
Retail - Consumer Staples (0.26%)
Sysco Corp.
3.300%, 07/15/2026	155,000	154,233

Semiconductors (0.80%)
Microchip Technology, Inc.
3.922%, 06/01/2021(b)	460,000	466,810

Software & Services (0.86%)
IHS Markit, Ltd.
4.250%, 05/01/2029	500,000	500,860

Supermarkets & Pharmacies (1.59%)
Kroger Co.
2.650%, 10/15/2026	255,000	237,199
4.500%, 01/15/2029	250,000	260,270
6.150%, 01/15/2020	176,000	180,060
Series GMTN
1.500%, 09/30/2019	249,000	247,773
Total Supermarkets & Pharmacies		925,302
Transportation & Logistics (0.99%)
Penske Truck Leasing Co. Lp / PTL Finance Corp.
2.500%, 06/15/2019(b)	204,000	203,869
3.050%, 01/09/2020(b)	330,000	329,892
3.375%, 02/01/2022(b)	47,000	47,268
Total Transportation & Logistics		581,029
Utilities (0.88%)
American Water Capital Corp.
3.750%, 09/01/2028	150,000	155,019
Exelon Corp.
3.950%, 06/15/2025	100,000	104,057
5.150%, 12/01/2020	100,000	103,035

	Principal Amount	Value (Note 2)
Oklahoma Gas & Electric Co.
3.800%, 08/15/2028	$150,000	$152,596
Total Utilities		514,707
Wireless Telecommunications Services (2.36%)
AT&T, Inc.
4.350%, 03/01/2029	250,000	258,697
4.800%, 06/15/2044	240,000	240,663
4.850%, 03/01/2039	250,000	256,161
3M US L + 0.75%, 06/01/2021(a)	100,000	100,701
Sprint Capital Corp.
6.900%, 05/01/2019	100,000	100,000
Sprint Communications, Inc.
7.000%, 08/15/2020	355,000	369,200
Verizon Communications, Inc.
4.016%, 12/03/2029(b)	56,000	58,519
Total Wireless Telecommunications Services		1,383,941
Wireline Telecommunications Services (0.36%)
CenturyLink, Inc.
Series V
5.625%, 04/01/2020	205,000	209,356

TOTAL CORPORATE BONDS
(Cost $27,175,571)		27,662,908

GOVERNMENT BONDS (30.33%)
Sovereigns (30.33%)
U.S. Treasury Bond
2.625%, 02/15/2029	2,358,000	2,382,639
3.125%, 11/15/2028	1,764,000	1,857,299
3.125%, 05/15/2048	1,091,000	1,131,678
U.S. Treasury Note
1.625%, 08/31/2019	4,375,000	4,362,609
1.625%, 12/31/2019	450,000	447,539
2.625%, 07/31/2020	1,045,000	1,048,674
2.875%, 10/31/2020	2,026,000	2,042,620
2.875%, 10/15/2021	1,855,000	1,882,608
2.875%, 10/31/2023	1,552,000	1,591,770
2.875%, 07/31/2025	955,000	983,333
Total Sovereigns		17,730,769
TOTAL GOVERNMENT BONDS
(Cost $17,521,082)		17,730,769

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.89%)
Money Market Fund (1.89%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	2.326%	1,107,217	1,107,217

TOTAL SHORT TERM INVESTMENTS
(Cost $1,107,217)			1,107,217

51 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2019 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS (100.76%)
(Cost $57,851,757)	$58,902,479

Liabilities In Excess Of Other Assets (-0.76%)	(445,524)

NET ASSETS (100.00%)	$58,456,955

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2019 was 2.58%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, the aggregate market value of those securities was $6,741,017, representing 11.53% of net assets.

See Notes to Financial Statements.

52 | April 30, 2019

ALPS | Smith Funds

Statements of Assets and Liabilities	April 30, 2019 (Unaudited)

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
ASSETS
Investments, at value	$35,484,716	$58,902,479
Receivable for investments sold	1,004,561	7,567,696
Receivable for shares sold	1,433,745	1,128,141
Interest receivable	267,434	436,427
Prepaid expenses and other assets	11,947	12,133
Total Assets	38,202,403	68,046,876
LIABILITIES
Payable for investments purchased	1,208,604	9,507,262
Payable for shares redeemed	1,500	5,279
Investment advisory fees payable	3,619	14,160
Administration and transfer agency fees payable	11,902	17,944
Distribution and services fees payable	497	1,015
Professional fees payable	36,806	37,086
Custody fees payable	244	443
Accrued expenses and other liabilities	6,489	6,732
Total Liabilities	1,269,661	9,589,921
NET ASSETS	$36,932,742	$58,456,955
NET ASSETS CONSIST OF
Paid-in capital	$36,606,856	$57,035,616
Total distributable earnings	325,886	1,421,339
NET ASSETS	$36,932,742	$58,456,955
INVESTMENTS, AT COST	$35,257,470	$57,851,757

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.13	$10.52
Net Assets	$432,185	$2,115,974
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	42,673	201,169
Class A:
Net Asset Value, offering and redemption price per share	$10.12	$10.52
Net Assets	$169,105	$1,641,738
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	16,703	156,115
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.71	$11.13
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.12	$10.51
Net Assets	$378,413	$127,768
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	37,382	12,157
Class I:
Net Asset Value, offering and redemption price per share	$10.13	$10.51
Net Assets	$35,953,039	$54,571,475
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,547,888	5,191,486

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

53 | April 30, 2019

ALPS | Smith Funds

Statements of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

	ALPS | Smith Short Duration Bond Fund(a)	ALPS | Smith Total Return Bond Fund(a)
INVESTMENT INCOME
Interest	$388,398	$563,140
Total Investment Income	388,398	563,140

EXPENSES
Investment advisory fees	44,456	86,512
Administrative fees	17,907	27,686
Transfer agency fees	139	575
Distribution and service fees
Investor Class	653	1,792
Class A	155	407
Class C	1,855	616
Professional fees	16,325	16,408
Reports to shareholders and printing fees	2,242	2,262
State registration fees	5,794	5,675
Insurance fees	45	42
Custody fees	3,142	4,335
Trustees' fees and expenses	282	295
Miscellaneous expenses	6,617	6,615
Total Expenses	99,612	153,220
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(767)	(1,575)
Class A	(225)	(429)
Class C	(600)	(217)
Class I	(35,394)	(40,940)
Net Expenses	62,626	110,059
Net Investment Income	325,772	453,081
Net realized gain on investments	102,488	414,426
Net Realized Gain	102,488	414,426
Net change in unrealized appreciation on investments	262,504	1,080,589
Net Change in Unrealized Appreciation	262,504	1,080,589
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	364,992	1,495,015
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$690,764	$1,948,096

(a)	The Fund commenced operations on July 2, 2018.

See Notes to Financial Statements.

54 | April 30, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
OPERATIONS
Net investment income	$325,772	$67,054
Net realized gain	102,488	13,253
Net change in unrealized appreciation/(depreciation)	262,504	(35,258)
Net Increase in Net Assets Resulting from Operations	690,764	45,049

DISTRIBUTIONS
From distributable earnings
Investor Class	(5,621)	(1,963)
Class A	(1,813)	(522)
Class C	(3,162)	(756)
Class I	(330,714)	(65,377)
Net Decrease in Net Assets from Distributions	(341,310)	(68,617)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	178,200	489,983
Class A	54,758	110,000
Class C	–	370,324
Class I	25,529,316	13,575,852
Dividends reinvested
Investor Class	5,448	1,963
Class A	1,813	522
Class C	2,737	612
Class I	195,018	57,800
Shares redeemed
Investor Class	(249,508)	(106)
Class I	(3,707,100)	(10,776)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	22,010,682	14,596,174

Net increase in net assets	22,360,136	14,572,606

NET ASSETS
Beginning of period	14,572,606	–
End of period	$36,932,742	$14,572,606

See Notes to Financial Statements.

55 | April 30, 2019

ALPS | Smith Total Return Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
OPERATIONS
Net investment income	$453,081	$67,159
Net realized gain	414,426	5,213
Net change in unrealized appreciation/(depreciation)	1,080,589	(29,867)
Net Increase in Net Assets Resulting from Operations	1,948,096	42,505

DISTRIBUTIONS
From distributable earnings
Investor Class	(17,015)	(1,152)
Class A	(5,354)	(709)
Class C	(1,233)	(471)
Class I	(476,237)	(67,091)
Net Decrease in Net Assets from Distributions	(499,839)	(69,423)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	1,897,722	344,001
Class A	2,544,887	135,000
Class C	–	120,000
Class I	46,069,912	10,469,043
Dividends reinvested
Investor Class	16,771	1,152
Class A	4,808	709
Class C	1,233	471
Class I	321,730	65,897
Shares redeemed
Investor Class	(197,307)	–
Class A	(1,051,775)	–
Class I	(3,696,278)	(12,360)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	45,911,703	11,123,913

Net increase in net assets	47,359,960	11,096,995

NET ASSETS
Beginning of period	11,096,995	–
End of period	$58,456,955	$11,096,995

See Notes to Financial Statements.

56 | April 30, 2019

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.07
Net realized and unrealized gain/(loss)	0.15		(0.04)
Total from investment operations	0.27		0.03

DISTRIBUTIONS:
From net investment income	(0.11)		(0.05)
From net realized gains	(0.01)		–
Total distributions	(0.12)		(0.05)

Net increase/(decrease) in net asset value	0.15		(0.02)
Net asset value, end of period	$10.13		$9.98
TOTAL RETURN(b)	2.73%		0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$432		$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.09	%(c)	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.77	%(c)	0.89	%(c)
Ratio of net investment income to average net assets	2.39	%(c)	1.93	%(c)
Portfolio turnover rate(d)	274%		266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

57 | April 30, 2019

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.06
Net realized and unrealized gain/(loss)	0.15		(0.03)
Total from investment operations	0.27		0.03

DISTRIBUTIONS:
From net investment income	(0.12)		(0.05)
From net realized gains	(0.01)		–
Total distributions	(0.13)		(0.05)

Net increase/(decrease) in net asset value	0.14		(0.02)
Net asset value, end of period	$10.12		$9.98
TOTAL RETURN(b)	2.65%		0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$169		$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.01	%(c)	4.28	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.70	%(c)	0.89	%(c)
Ratio of net investment income to average net assets	2.47	%(c)	1.86	%(c)
Portfolio turnover rate(d)	274%		266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

58 | April 30, 2019

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.05
Net realized and unrealized gain/(loss)	0.15		(0.04)
Total from investment operations	0.23		0.01

DISTRIBUTIONS:
From net investment income	(0.08)		(0.03)
From net realized gains	(0.01)		–
Total distributions	(0.09)		(0.03)

Net increase/(decrease) in net asset value	0.14		(0.02)
Net asset value, end of period	$10.12		$9.98
TOTAL RETURN(b)	2.26%		0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$378		$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.81	%(c)	3.54	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49	%(c)	1.48	%(c)
Ratio of net investment income to average net assets	1.67	%(c)	1.35	%(c)
Portfolio turnover rate(d)	274%		266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

59 | April 30, 2019

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.99		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.08
Net realized and unrealized gain/(loss)	0.14		(0.03)
Total from investment operations	0.27		0.05

DISTRIBUTIONS:
From net investment income	(0.13)		(0.06)
From net realized gains	(0.01)		–
Total distributions	(0.14)		(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01		0.00	(b)
Net increase/(decrease) in net asset value	0.14		(0.01)
Net asset value, end of period	$10.13		$9.99
TOTAL RETURN(c)	2.76%		0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,953		$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.79	%(d)	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49	%(d)	0.49	%(d)
Ratio of net investment income to average net assets	2.69	%(d)	2.36	%(d)
Portfolio turnover rate(e)	274%		266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

60 | April 30, 2019

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.05		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.07
Net realized and unrealized gain	0.48		0.03
Total from investment operations	0.61		0.10

DISTRIBUTIONS:
From net investment income	(0.12)		(0.05)
From net realized gains	(0.02)		–
Total distributions	(0.14)		(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	–
Net increase in net asset value	0.47		0.05
Net asset value, end of period	$10.52		$10.05
TOTAL RETURN(c)	6.07%		1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,116		$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.21	%(d)	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.96	%(d)	1.07	%(d)
Ratio of net investment income to average net assets	2.60	%(d)	2.20	%(d)
Portfolio turnover rate(e)	436%		345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

61 | April 30, 2019

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.05		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.07
Net realized and unrealized gain	0.47		0.03
Total from investment operations	0.61		0.10

DISTRIBUTIONS:
From net investment income	(0.12)		(0.05)
From net realized gains	(0.02)		–
Total distributions	(0.14)		(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	–
Net increase in net asset value	0.47		0.05
Net asset value, end of period	$10.52		$10.05
TOTAL RETURN(c)	6.10%		1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,642		$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.19	%(d)	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.92	%(d)	1.07	%(d)
Ratio of net investment income to average net assets	2.71	%(d)	2.10	%(d)
Portfolio turnover rate(e)	436%		345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

62 | April 30, 2019

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.04		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.05
Net realized and unrealized gain	0.49		0.03
Total from investment operations	0.58		0.08

DISTRIBUTIONS:
From net investment income	(0.09)		(0.04)
From net realized gains	(0.02)		–
Total distributions	(0.11)		(0.04)

Net increase in net asset value	0.47		0.04
Net asset value, end of period	$10.51		$10.04
TOTAL RETURN(b)	5.72%		0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$128		$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.02	%(c)	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.67	%(c)	1.67	%(c)
Ratio of net investment income to average net assets	1.85	%(c)	1.49	%(c)
Portfolio turnover rate(d)	436%		345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

63 | April 30, 2019

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.04		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.09
Net realized and unrealized gain	0.48		0.02
Total from investment operations	0.63		0.11

DISTRIBUTIONS:
From net investment income	(0.14)		(0.07)
From net realized gains	(0.02)		–
Total distributions	(0.16)		(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	–
Net increase in net asset value	0.47		0.04
Net asset value, end of period	$10.51		$10.04
TOTAL RETURN(c)	6.23%		1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$54,571		$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.94	%(d)	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.67	%(d)	0.67	%(d)
Ratio of net investment income to average net assets	2.86	%(d)	2.64	%(d)
Portfolio turnover rate(e)	436%		345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

64 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2019 (Unaudited)

ALPS | Red Rocks Listed Private Equity Fund Portfolio Review – 4/30/2019

Global Equity Markets

Following a turbulent six-month period, equity markets have witnessed a sharp recovery and are approaching prior year’s highs. Domestically, the Federal Reserve ceased rate hikes and has signaled a willingness to delay future increases, clearly to the benefit of the stock market. On a more negative note, the inversion of the yield curve may have signaled what could be the beginning of the end of this long bull market, as historically these inversions have predated recessions by 1-2 years.

Global markets have seen a similar mixed bag. In Europe, slow growth and Brexit uncertainty drive headlines, while the stock market has shown a nice recovery from Q4 woes. Likewise, Chinese trade tensions continue to effect uncertainty and could continue to supply volatility until a deal is reached.

Global Private Markets

We continue to see solid growth in private markets, as underlying fundamentals are not tied to the ebbs and flows of the public market. Calendar year 2018 saw another strong year in private equity fundraising, just slightly reduced from the 2017 peak.

Private company valuations continue to be favorable relative to public valuations; this comparison has only widened with the market recovery.

As global growth slows and uncertainty grows, we see the overall private equity market in a very strong position should volatility continue. Debt levels are sharply lower than pre-financial crisis levels, and valuations are much lower than public market equivalents.

Portfolio Review

The ALPS | Red Rocks Listed Private Equity Fund Investor shares (LPEFX) outperformed its benchmark for the six-month period as global markets recovered following a volatile fourth quarter.

For the six months ending 4/30/2019, the fund returned 10.04%, compared with 9.16% and 9.51% for the MSCI World Index (the fund’s primary benchmark) and the Global Listed Private Equity Index, respectively.

Over longer investment periods as of 4/30/2019, the fund continues to outperform its primary benchmark with 10-year annualized returns of 14.55% compared to 12.20% for the MSCI World Index.

We added 4 and exited 11 names, ending the period with 38 holdings. We continue to pursue a research-driven, valuation- oriented investment process that we have honed over the last decade, building a portfolio through deliberate research with the objective of providing attractive risk-adjusted returns.

We have recently positioned the portfolio to take advantage of a tailwind in the alternative asset management space as these companies switch their legal structures from partnerships into traditional corporate structures (C-corps), a change made more inviting by the passage of the recent tax bill. This conversion opens up these companies to an influx of long-only investors as well as potential inclusion into various equity indices. Alongside this move, we have also increased our allocation to our fund-of-fund managers to help lower our volatility for which we believe will provide better risk-adjusted returns given our current outlook.

Net detractors to performance included:

•	Onex Corporation
•	Schouw & CO
•	Riverstone Energy LTD

Net contributors to performance included:

•	3I Group PLC
•	The Blackstone Group LP
•	Intermediate Capital Group

Outlook

We consider the current environment to be quite favorable for the private equity market. Volatility provides our managers with opportunity to deploy capital at lower costs, while simultaneously they are able to weather out the storm before exiting a position. With interest rates stabilizing, they will continue to conservatively deploy leverage at low rates and enhance returns on safer investments.

A common theme we have seen lately in the private markets is a shift away from high priced growth assets and into margin enhancing, less cyclical strategies. We agree with this approach against the current backdrop of higher valuations and slower growth. We expect to see more of these larger deals in the future, with a focus on efficiency and non-cyclicality. We are also witnessing a transition in the alternative asset management companies as mentioned previously, which we believe will offer a short-term tailwind to the space as more long-only investors realize their value.

Despite slower global growth and heightened volatility, we think recession risk remains low. Employment conditions remain healthy and balance sheets remain strong. In this environment, we expect well-managed, conservative businesses will continue to perform well. With the secular growth of private capital, we believe that private equity will continue to offer higher risk-adjusted returns than public markets. Currently, the lower valuations offer safer investments, and as more money pours into the private arena, we expect valuations to converge over time providing a healthy return from the current level. Furthermore, the investment model of buying companies, improving them, and selling them has inherent advantages to investing in public markets such as alignment of interests, a patient investment outlook, and a long-term focus on value creation.

There remain a number of potential risks that may affect the portfolio including the uncertainty surrounding a “no-deal” BREXIT, the current political climate in the U.S. and Europe, potential and ongoing trade conflicts, and a strong dollar. However, these risks are not limited to our style of investing and we are actively managing these possibilities to mitigate potential risks.

65 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2019 (Unaudited)

In closing, we continue to believe that the fund can provide attractive risk-adjusted returns for investors over longer investment horizons.

We appreciate your continued interest in the fund and listed private equity.

Andrew Drummond	Kirk McCown, CFA	Wyck Brown, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

66 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	10.04%	3.34%	12.20%	6.68%	14.55%	3.01%	1.80%	1.80%
Class A (NAV)	10.03%	3.33%	12.19%	6.68%	14.55%	3.01%	1.82%	1.82%
Class A (MOP)	3.91%	-2.34%	10.07%	5.47%	13.90%	2.50%
Class C (NAV)	9.59%	2.55%	11.37%	5.92%	13.68%	2.23%	2.46%	2.46%
Class C (CDSC)	8.59%	1.56%	11.37%	5.92%	13.68%	2.23%
Class I	10.07%	3.63%	12.49%	6.99%	14.86%	3.31%	1.49%	1.49%
Class R	9.89%	3.25%	12.02%	6.53%	14.34%	2.79%	1.91%	1.91%
MSCI World Index[1]	9.16%	7.08%	12.02%	7.91%	12.20%	5.60%
Red Rocks Global Listed Private Equity Index[2]	9.51%	2.81%	12.78%	7.37%	14.97%	3.73%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

67 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class C shares.

[1]	MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.
^	Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2020, and Acquired Fund Fees and Expenses of 0.34%. Please see the current prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

68 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	April 30, 2019 (Unaudited)

Top Ten Holdings (as a % of Net Assets)†

IAC/InterActiveCorp	5.04%
HarbourVest Global Private Equity, Ltd.	4.80%
Blackstone Group LP	4.54%
KKR & Co. LP	4.28%
3i Group PLC	4.14%
AURELIUS Equity Opportunities SE & Co. KGaA	4.01%
Berkshire Hathaway, Inc.	4.00%
Pantheon International PLC Fund	3.95%
Ares Capital Corp.	3.67%
Intermediate Capital Group PLC	3.55%
Top Ten Holdings	41.98%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

69 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS (17.42%)
HarbourVest Global Private Equity, Ltd.(a)	500,500	$9,855,054
HBM Healthcare Investments AG, Class A	30,366	4,976,742
HgCapital Trust PLC	207,072	5,859,480
ICG Enterprise Trust PLC	170,767	1,959,587
NB Private Equity Partners, Ltd.	206,721	2,978,687
Pantheon International PLC Fund(a)	287,650	8,112,774
3i Infrastructure PLC	531,000	1,996,587

TOTAL CLOSED-END FUNDS
(Cost $28,591,910)		35,738,911

COMMON STOCKS (77.58%)
Communications (10.87%)
Internet (5.04%)
IAC/InterActiveCorp(a)	46,000	10,342,640

Media (5.83%)
Liberty Media Corp.-Liberty
Formula One, Class A(a)	114,300	4,315,968
Liberty Media Corp.-Liberty
SiriusXM, Class A(a)	104,000	4,153,760
Naspers, Ltd., Class N	13,600	3,498,607
		11,968,335

TOTAL COMMUNICATIONS		22,310,975

Diversified (2.41%)
Holding Companies-Diversified Operations (2.41%)
Schouw & Co. AB	69,500	4,945,527

TOTAL DIVERSIFIED		4,945,527

Financials (55.68%)
Diversified Financial Services (26.63%)
Berkshire Hathaway, Inc., Class B(a)	37,900	8,213,309
Blackstone Group LP	236,000	9,312,560
Cannae Holdings, Inc.(a)	165,800	4,256,086
Carlyle Group LP	179,000	3,750,050
Compass Diversified Holdings	154,000	2,547,160
EXOR N.V.	53,300	3,554,188
Intermediate Capital Group PLC	471,300	7,283,231
KKR & Co. LP, Class A	359,100	8,779,995
Partners Group Holding AG	9,200	6,939,235
		54,635,814

Investment Companies (19.84%)
3i Group PLC	607,500	8,500,406
Ares Capital Corp.	418,500	7,533,000
AURELIUS Equity Opportunities SE & Co. KGaA	165,000	8,218,576
Eurazeo SE	48,501	3,806,592
FS KKR Capital Corp.	952,000	6,026,160

	Shares	Value (Note 2)
Investment Companies (continued)
Investor AB, B Shares	97,600	$4,654,711
New Mountain Finance Corp.	140,000	1,968,400
		40,707,845

Private Equity (5.89%)
Brederode SA	43,722	3,039,380
Onex Corp.	33,400	1,937,385
Princess Private Equity Holding, Ltd.	202,000	2,271,297
Standard Life Private Equity	983,999	4,850,253
		12,098,315

Real Estate (3.32%)
Brookfield Asset Management, Inc., Class A	141,300	6,809,247

TOTAL FINANCIALS		114,251,221

Industrials (7.75%)
Commercial Services (1.20%)
Brookfield Business Partners LP	63,500	2,451,934

Miscellaneous Manufacturers (6.55%)
Aalberts NV	83,700	3,293,166
Colfax Corp.(a)	209,000	6,305,530
Danaher Corp.	29,000	3,840,760
		13,439,456

TOTAL INDUSTRIALS		15,891,390

Utilities (0.87%)
Electric (0.87%)
Brookfield Infrastructure Partners LP	43,000	1,779,340

TOTAL UTILITIES		1,779,340

TOTAL COMMON STOCKS
(Cost $135,193,232)		159,178,453

70 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	April 30, 2019 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (3.93%)
Money Market Fund (3.93%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	8,066,856	$8,066,856

TOTAL MONEY MARKET FUND			8,066,856

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,066,856)			8,066,856

TOTAL INVESTMENTS (98.93%)
(Cost $171,851,998)			$202,984,220

Other Assets In Excess Of Liabilities (1.07%)			2,202,182

NET ASSETS (100.00%)			$205,186,402

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

71 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	April 30, 2019 (Unaudited)

ASSETS
Investments, at value	$202,984,220
Foreign currency, at value (Cost $87,928)	87,928
Receivable for investments sold	824,731
Receivable for shares sold	1,619,765
Dividends receivable	744,329
Prepaid expenses and other assets	30,009
Total Assets	206,290,982
LIABILITIES
Payable for investments purchased	695,827
Payable for shares redeemed	95,763
Investment advisory fees payable	139,390
Administration and transfer agency fees payable	95,325
Distribution and services fees payable	35,007
Professional fees payable	20,799
Custody fees payable	3,512
Accrued expenses and other liabilities	18,957
Total Liabilities	1,104,580
NET ASSETS	$205,186,402
NET ASSETS CONSIST OF
Paid-in capital	$174,857,317
Total distributable earnings	30,329,085
NET ASSETS	$205,186,402
INVESTMENTS, AT COST	$171,851,998
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.15
Net Assets	$33,941,929
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,744,106
Class A:
Net Asset Value, offering and redemption price per share	$7.12
Net Assets	$16,786
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,356
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.53
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.75
Net Assets	$17,616,710
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,608,774
Class I:
Net Asset Value, offering and redemption price per share	$7.26
Net Assets	$148,175,607
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,400,742
Class R:
Net Asset Value, offering and redemption price per share	$5.99
Net Assets	$5,435,370
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	907,514

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

72 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$1,974,522
Foreign taxes withheld on dividends	(61,039)
Total Investment Income	1,913,483

EXPENSES
Investment advisory fees	858,793
Administrative fees	88,876
Transfer agency fees	127,497
Distribution and service fees
Investor Class	47,084
Class A	18
Class C	85,644
Class R	12,001
Professional fees	18,232
Reports to shareholders and printing fees	17,803
State registration fees	42,503
Insurance fees	1,017
Custody fees	21,660
Trustees' fees and expenses	3,796
Miscellaneous expenses	8,879
Total Expenses	1,333,803
Net Investment Income	579,680
Net realized gain on investments	7,602,697
Net realized gain on foreign currency transactions	477
Net Realized Gain	7,603,174
Net change in unrealized appreciation on investments	9,173,896
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,782
Net Change in Unrealized Appreciation	9,177,678
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,780,852
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,360,532

See Notes to Financial Statements.

73 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
OPERATIONS
Net investment income	$579,680	$2,431,165
Net realized gain	7,603,174	10,111,854
Net change in unrealized appreciation/(depreciation)	9,177,678	(24,093,588)
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,360,532	(11,550,569)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(1,333,142)	(6,193,061)
Class A(b)	(412)	–
Class C	(664,995)	(2,314,637)
Class I	(6,912,181)	(16,927,864)
Class R	(229,316)	(598,880)
Net Decrease in Net Assets from Distributions	(9,140,046)	(26,034,442)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	4,182,748	12,212,424
Class A(b)	5,681	10,000
Class C	417,842	4,958,534
Class I	29,817,902	92,888,080
Class R	775,401	1,900,543
Dividends reinvested
Investor Class(a)	1,062,470	5,142,819
Class A(b)	412	–
Class C	509,907	1,683,239
Class I	5,348,424	13,931,101
Class R	228,754	590,986
Shares redeemed, net of redemption fees
Investor Class(a)	(8,562,659)	(29,194,838)
Class A(b)	(7)	–
Class C	(2,984,001)	(3,446,709)
Class I	(66,661,285)	(45,851,923)
Class R	(525,404)	(1,217,147)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(36,383,815)	53,607,109

Net increase/(decrease) in net assets	(28,163,329)	16,022,098

NET ASSETS
Beginning of period	233,349,731	217,327,633
End of period	$205,186,402	$233,349,731

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

74 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$6.79		$8.05	$6.29	$6.76	$6.61	$7.00		$6.05
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.02		0.06	0.12	0.06	0.05	0.02		0.03
Net realized and unrealized gain/(loss)	0.62		(0.37)	1.74	(0.04)	0.34	(0.41)		1.37
Total from investment operations	0.64		(0.31)	1.86	0.02	0.39	(0.39)		1.40
DISTRIBUTIONS:
From net investment income	(0.05)		(0.70)	(0.10)	(0.22)	(0.22)	–		(0.45)
From net realized gains	(0.23)		(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.28)		(0.95)	(0.10)	(0.49)	(0.24)	–		(0.45)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	0.36		(1.26)	1.76	(0.47)	0.15	(0.39)		0.95
Net asset value, end of period	$7.15		$6.79	$8.05	$6.29	$6.76	$6.61		$7.00
TOTAL RETURN(e)	10.04%		(4.23)%	29.97%	0.76%	6.01%	(5.57)%		23.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$33,942		$35,775	$55,538	$128,920	$193,561	$203,996		$205,727
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.40	%(g)	1.40%	1.38%	1.47%	1.47%	1.59	%(g)	1.64%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.40	%(g)	1.40%	1.38%	1.47%	1.47%	1.59	%(g)	1.64%
Ratio of net investment income to average net assets(f)	0.51	%(g)	0.86%	1.63%	1.07%	0.72%	0.71	%(g)	0.46%
Portfolio turnover rate(h)	16%		29%	31%	30%	37%	11%		40%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

75 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$6.79		$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02		0.01
Net realized and unrealized gain/(loss)	0.61		(0.45)
Total from investment operations	0.63		(0.44)

DISTRIBUTIONS:
From net investment income	(0.07)		–
From net realized gains	(0.23)		–
Total distributions	(0.30)		–

Net increase/(decrease) in net asset value	0.33		(0.44)
Net asset value, end of period	$7.12		$6.79
TOTAL RETURN(b)	10.03%		(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17		$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.37	%(d)	1.48	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.37	%(d)	1.48	%(d)
Ratio of net investment income to average net assets	0.57	%(d)	0.37	%(d)
Portfolio turnover rate(e)	16%		29%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

76 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$6.41		$7.66	$6.04	$6.53	$6.43	$6.83		$5.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)		0.01	0.06	0.03	0.00 (c)	(0.00	)(c)	(0.00	)(c)
Net realized and unrealized gain/(loss)	0.59		(0.34)	1.65	(0.03)	0.32	(0.40)		1.33
Total from investment operations	0.58		(0.33)	1.71	–	0.32	(0.40)		1.33
DISTRIBUTIONS:
From net investment income	(0.01)		(0.67)	(0.09)	(0.22)	(0.20)	–		(0.42)
From net realized gains	(0.23)		(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.24)		(0.92)	(0.09)	(0.49)	(0.22)	–		(0.42)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)
Net increase/(decrease) in net asset value	0.34		(1.25)	1.62	(0.49)	0.10	(0.40)		0.91
Net asset value, end of period	$6.75		$6.41	$7.66	$6.04	$6.53	$6.43		$6.83
TOTAL RETURN(d)	9.59%		(4.88)%	28.79%	0.34%	5.14%	(5.86)%		22.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,617		$18,847	$18,981	$14,784	$19,300	$17,193		$12,200
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.16	%(f)	2.12%	2.13%	2.16%	2.12%	2.15	%(f)	2.20%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.16	%(f)	2.12%	2.13%	2.16%	2.12%	2.15	%(f)	2.20%
Ratio of net investment income/(loss) to average net assets(e)	(0.27	)%(f)	0.15%	0.83%	0.49%	0.06%	(0.13	)%(f)	(0.04)%
Portfolio turnover rate(g)	16%		29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

77 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$6.92		$8.18	$6.39	$6.83	$6.67	$7.05		$6.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02		0.09	0.13	0.09	0.07	0.03		0.06
Net realized and unrealized gain/(loss)	0.63		(0.37)	1.76	(0.03)	0.34	(0.41)		1.37
Total from investment operations	0.65		(0.28)	1.89	0.06	0.41	(0.38)		1.43
DISTRIBUTIONS:
From net investment income	(0.08)		(0.73)	(0.10)	(0.23)	(0.23)	–		(0.46)
From net realized gains	(0.23)		(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.31)		(0.98)	(0.10)	(0.50)	(0.25)	–		(0.46)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	0.34		(1.26)	1.79	(0.44)	0.16	(0.38)		0.97
Net asset value, end of period	$7.26		$6.92	$8.18	$6.39	$6.83	$6.67		$7.05
TOTAL RETURN(d)	10.07%		(3.87)%	30.09%	1.27%	6.30%	(5.39)%		24.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$148,176		$174,034	$138,572	$180,892	$287,741	$249,375		$202,076
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.20	%(f)	1.15%	1.16%	1.18%	1.16%	1.25	%(f)	1.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.20	%(f)	1.15%	1.16%	1.18%	1.16%	1.25	%(f)	1.25%
Ratio of net investment income to average net assets(e)	0.69	%(f)	1.15%	1.85%	1.48%	1.02%	0.85	%(f)	0.91%
Portfolio turnover rate(g)	16%		29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

78 | April 30, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class R
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$5.75		$6.97	$5.48	$5.96	$5.87	$6.21		$5.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.04	0.09	0.06	0.03	0.01		0.02
Net realized and unrealized gain/(loss)	0.51		(0.30)	1.50	(0.05)	0.31	(0.36)		1.22
Total from investment operations	0.52		(0.26)	1.59	0.01	0.34	(0.35)		1.24
DISTRIBUTIONS:
From net investment income	(0.05)		(0.71)	(0.10)	(0.22)	(0.23)	–		(0.44)
From net realized gains	(0.23)		(0.25)	–	(0.27)	(0.02)	–		–
Total distributions	(0.28)		(0.96)	(0.10)	(0.49)	(0.25)	–		(0.44)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–	0.00 (c)	0.01		–
Net increase/(decrease) in net asset value	0.24		(1.22)	1.49	(0.48)	0.09	(0.34)		0.80
Net asset value, end of period	$5.99		$5.75	$6.97	$5.48	$5.96	$5.87		$6.21
TOTAL RETURN(d)	9.89%		(4.31)%	29.51%	0.67%	5.87%	(5.48)%		23.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,435		$4,684	$4,236	$2,852	$3,068	$872		$540
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.60	%(f)	1.57%	1.56%	1.63%	1.60%	1.63	%(f)	1.72%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60	%(f)	1.57%	1.56%	1.63%	1.60%	1.63	%(f)	1.72%
Ratio of net investment income to average net assets(e)	0.29	%(f)	0.70%	1.43%	1.05%	0.52%	0.46	%(f)	0.36%
Portfolio turnover rate(g)	16%		29%	31%	30%	37%	11%		40%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

79 | April 30, 2019

ALPS | WMC Research Value Fund
Management Commentary	April 30, 2019 (Unaudited)

Market Commentary

US equities rose 9.8% over the six-month period ended 30 April 2019, as measured by the S&P 500 Index. Volatility was elevated at the end of 2018, as markets contended with moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. Despite rising corporate headwinds and a challenging macro environment, third-quarter earnings were relatively solid.

In the first quarter of 2019, US equities rallied to their largest quarterly gain since 1998, buoyed by a dovish shift in Federal Reserve (Fed) policy and guidance, optimism for a US-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. The Fed also announced that balance-sheet normalization will begin to slow in May and conclude in September. Fourth-quarter earnings and forward guidance from US companies were encouraging relative to the market’s subdued expectations.

US equities rose 4.0% in April. Market sentiment was bolstered by better-than-expected US corporate earnings, solid economic indicators, expectations for a US-China trade deal, and a favorable monetary policy backdrop.

Fund Review

The fund outperformed its benchmark, the Russell 1000 Value Index, on a gross of fee basis, posting positive relative results in seven of the eleven sectors during the period. Stock selection in the financials, information technology and energy sectors drove relative outperformance, while weaker selection in consumer staples and utilities partially offset these gains.

Top relative contributors during the period included Wells Fargo (not held, financials), Pfizer (not held, health care), CVS Health (not held, health care), Marvell Technology (overweight, information technology), and American Tower (out-of-benchmark position, real estate). Not holding Wells Fargo, an American multinational financial services company, was the largest relative contributor during the period. Wells Fargo stock fell as the bank lowered its forecast for 2019’s net interest income following the Fed’s decision to halt its rate hikes. Pfizer and CVS Health shares were impacted by concerns about proposals in Congress, including replacing private health insurance with a government plan, which weighed on the healthcare sector. Furthermore, CVS reported 2019 guidance below consensus expectations driven, in part, by ongoing pharmacy reimbursement pressures and fewer benefits from generics. Marvell Technology’s shares have trended upward amid investors’ increasing confidence in the company’s secular growth potential. The company is a beneficiary of 5G network infrastructure spending, which should drive revenue growth in the second half of 2019 and accelerate into 2020. American Tower reported strong fourth quarter 2018 results due to increased use of mobile data which drove demand for tower space. The company has experienced favorable supply/demand dynamics which has allowed them to boost prices and increase margins.

Top relative detractors during the period included Altria (consumer staples), British-American Tobacco (consumer staples), and Cisco Systems (not held, information technology). Altria and British-American Tobacco, both producers and marketers of tobacco, cigarettes and related products were negatively impacted by a worsening US tobacco outlook, following the news that the FDA may be considering a ban on menthol cigarettes. Both stocks were eliminated during the period as a menthol ban could be a headwind for both companies as they derive a sizeable portion of revenue from menthol products. Not holding Cisco Systems, a US based multinational technology conglomerate, weighed on relative returns. The company has had positive earnings reports signaling a positive outlook suggesting product strength amid a challenging geopolitical environment.

Strategy and Outlook

Our US macro team expects the US economy to continue outpacing its developed market peers but to slow as fiscal stimulus fades. US consumers remain in solid shape, but we think the pace of consumption will moderate as consumer confidence has come down from recent highs. We are closely monitoring US/China trade tensions and how different scenarios could impact holdings in our opportunity set. We also worry that with the first Democratic primary debate just months away, the market may soon price in the significantly less business-friendly policies being proposed by some contenders.

Looking ahead, our Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. We continue to identify themes and opportunities that will shape future investment decisions.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Wellington Management Company, LLP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

80 | April 30, 2019

ALPS | WMC Research Value Fund
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	7.72%	5.90%	8.93%	6.70%	12.30%	9.56%	1.53%	1.15%
Class A (NAV)	7.72%	5.90%	8.93%	6.70%	12.30%	9.56%	1.57%	1.15%
Class A (MOP)	1.76%	0.03%	6.90%	5.51%	11.67%	9.43%
Class C (NAV)	7.37%	5.20%	8.12%	5.90%	11.48%	8.75%	2.28%	1.90%
Class C (CDSC)	6.41%	4.26%	8.12%	5.90%	11.48%	8.75%
Class I	7.76%	6.11%	9.18%	6.95%	12.59%	9.81%	1.28%	0.90%
Russell 1000® Value Index[1]	7.90%	9.06%	10.97%	8.27%	13.76%	–
S&P 500® Total Return Index[2]	9.76%	13.49%	14.87%	11.63%	15.32%	–

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

81 | April 30, 2019

ALPS | WMC Research Value Fund
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor Class shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date August 10, 1971 for Investor Class, November 2, 1998 for Class I, June 30, 2010 for Class C and June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Bank of America Corp.	4.68%
Verizon Communications, Inc.	3.76%
JPMorgan Chase & Co.	3.64%
Exxon Mobil Corp.	3.33%
Procter & Gamble Co.	2.49%
Comcast Corp.	2.47%
McDonald's Corp.	2.24%
Abbott Laboratories	2.07%
Intel Corp.	1.83%
Chevron Corp.	1.52%
Top Ten Holdings	28.03%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

82 | April 30, 2019

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2019 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (99.02%)
Communication Services (7.78%)
Media & Entertainment (4.02%)
Charter Communications, Inc., Class A(a)	755	$280,248
Cinemark Holdings, Inc.	4,752	199,822
Comcast Corp., Class A	49,087	2,136,757
Electronic Arts, Inc.(a)	600	56,790
Liberty Media Corp.-Liberty Formula One, Class C(a)	4,908	190,479
New York Times Co., Class A	4,230	140,225
Viacom, Inc., Class B	8,180	236,484
Walt Disney Co.	1,774	242,985
		3,483,790
Telecommunication Services (3.76%)
Verizon Communications, Inc.	56,921	3,255,312
TOTAL COMMUNICATION SERVICES		6,739,102

Consumer Discretionary (5.48%)
Consumer Durables & Apparel (0.87%)
NIKE, Inc., Class B	4,003	351,584
Tapestry, Inc.	7,074	228,278
Under Armour, Inc., Class A(a)	7,577	174,953
		754,815
Consumer Services (3.07%)
Houghton Mifflin Harcourt Co.(a)	9,262	66,038
Hyatt Hotels Corp., Class A	6,341	486,545
McDonald's Corp.	9,825	1,941,125
MGM Resorts International	6,085	162,044
		2,655,752
Retailing (1.54%)
Expedia Group, Inc.	2,038	264,614
Lowe's Cos., Inc.	2,728	308,646
Ross Stores, Inc.	1,476	144,146
TJX Cos., Inc.	11,272	618,607
		1,336,013
TOTAL CONSUMER DISCRETIONARY		4,746,580

Consumer Staples (6.63%)
Food & Staples Retailing (1.10%)
Wal-Mart Stores, Inc.	9,259	952,195

Food, Beverage & Tobacco (3.04%)
Coca-Cola Co.	22,756	1,116,409
Mondelez International, Inc., Class A	10,999	559,299
Philip Morris International, Inc.	11,090	959,951
		2,635,659
		Value
	Shares	(Note 2)
Household & Personal Products (2.49%)
Procter & Gamble Co.	20,287	$2,160,160

TOTAL CONSUMER STAPLES		5,748,014

Energy (9.35%)
Energy (9.35%)
Baker Hughes a GE Co.	11,338	272,339
Chevron Corp.	10,979	1,318,139
Concho Resources, Inc.	2,285	263,643
Diamondback Energy, Inc.	1,878	199,800
Encana Corp.	46,015	318,884
Exxon Mobil Corp.	35,920	2,883,658
Halliburton Co.	9,049	256,358
Marathon Petroleum Corp.	11,568	704,144
Noble Energy, Inc.	15,708	425,058
ONEOK, Inc.	4,301	292,167
Targa Resources Corp.	4,499	180,635
TransCanada Corp.	20,741	990,590
		8,105,415

TOTAL ENERGY		8,105,415

Financials (22.85%)
Banks (10.20%)
Bank of America Corp.	132,502	4,051,911
JPMorgan Chase & Co.	27,196	3,156,096
KeyCorp	17,755	311,600
MGIC Investment Corp.(a)	16,171	236,743
Sterling Bancorp	13,726	294,011
SVB Financial Group(a)	1,226	308,609
Zions Bancorp NA	9,655	476,281
		8,835,251
Diversified Financials (5.76%)
American Express Co.	3,944	462,355
AXA Equitable Holdings, Inc.	11,845	268,763
Berkshire Hathaway, Inc., Class B(a)	4,004	867,707
Blucora, Inc.(a)	6,745	236,075
Hamilton Lane, Inc., Class A	5,578	272,541
Northern Trust Corp.	6,246	615,543
OneMain Holdings, Inc.	7,738	262,860
Raymond James Financial, Inc.	6,654	609,307
TD Ameritrade Holding Corp.	20,631	1,084,778
Voya Financial, Inc.	5,754	315,837
		4,995,766
Insurance (6.89%)
Alleghany Corp.	556	365,225
American International Group, Inc.	18,796	894,126
Assurant, Inc.	6,045	574,275
Assured Guaranty, Ltd.	18,123	864,467
Athene Holding, Ltd., Class A(a)	11,049	498,973

83 | April 30, 2019

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2019 (Unaudited)

		Value
	Shares	(Note 2)
Insurance (continued)
Hartford Financial Services Group, Inc.	14,596	$763,517
Marsh & McLennan Cos., Inc.	7,336	691,711
MetLife, Inc.	8,977	414,109
Progressive Corp.	4,343	339,406
Prudential Financial, Inc.	5,352	565,760
		5,971,569

TOTAL FINANCIALS		19,802,586

Health Care (13.75%)
Health Care Equipment & Services (7.26%)
Abbott Laboratories	22,547	1,793,839
Anthem, Inc.	4,356	1,145,759
Baxter International, Inc.	7,659	584,382
Boston Scientific Corp.(a)	11,313	419,939
Danaher Corp.	8,021	1,062,301
HCA Healthcare, Inc.	3,104	394,922
Medtronic PLC	4,077	362,078
NuVasive, Inc.(a)	2,827	171,316
UnitedHealth Group, Inc.	1,545	360,093
		6,294,629
Pharmaceuticals, Biotechnology & Life Sciences (6.49%)
Allergan PLC	6,983	1,026,501
Alnylam Pharmaceuticals, Inc.(a)	930	83,086
Amneal Pharmaceuticals, Inc.(a)	2,707	34,839
AstraZeneca PLC, Sponsored ADR	26,793	1,009,024
Bluebird Bio, Inc.(a)	1,219	172,891
Bristol-Myers Squibb Co.	17,881	830,215
Elanco Animal Health, Inc.(a)	2,680	84,420
Eli Lilly & Co.	3,348	391,850
GlycoMimetics, Inc.(a)	2,843	34,599
Mylan NV(a)	12,628	340,830
Nektar Therapeutics(a)	2,230	71,405
Teva Pharmaceutical Industries, Ltd., Sponsored ADR(a)	22,759	346,392
Thermo Fisher Scientific, Inc.	4,300	1,193,035
		5,619,087

TOTAL HEALTH CARE		11,913,716

Industrials (8.24%)
Capital Goods (5.62%)
AGCO Corp.	2,624	185,727
AMETEK, Inc.	3,349	295,281
Boeing Co.	677	255,696
Caterpillar, Inc.	1,263	176,087
Deere & Co.	1,302	215,650
Dycom Industries, Inc.(a)	1,813	89,907
Fortive Corp.	1,329	114,746
General Electric Co.	47,780	485,923
Granite Construction, Inc.	1,732	77,749
		Value
	Shares	(Note 2)
Capital Goods (continued)
Greenbrier Cos., Inc.	4,176	$148,373
Harris Corp.	1,899	319,982
Illinois Tool Works, Inc.	2,250	350,168
Ingersoll-Rand PLC	2,496	306,035
Lockheed Martin Corp.	3,313	1,104,322
Raytheon Co.	3,253	577,700
Triton International, Ltd.	4,995	164,585
		4,867,931
Commercial & Professional Services (1.40%)
Equifax, Inc.	1,694	213,359
IHS Markit, Ltd.(a)	3,936	225,375
TransUnion	1,391	96,883
Waste Management, Inc.	6,290	675,169
		1,210,786
Transportation (1.22%)
JetBlue Airways Corp.(a)	7,367	136,658
Kirby Corp.(a)	1,532	125,195
Norfolk Southern Corp.	3,900	795,678
		1,057,531

TOTAL INDUSTRIALS		7,136,248

Information Technology (9.73%)
Semiconductors & Semiconductor Equipment (4.87%)
First Solar, Inc.(a)	3,195	196,588
Intel Corp.	31,091	1,586,885
KLA-Tencor Corp.	2,187	278,799
Marvell Technology Group, Ltd.	24,829	621,222
Micron Technology, Inc.(a)	6,485	272,759
Teradyne, Inc.	9,406	460,894
Texas Instruments, Inc.	4,179	492,411
Xilinx, Inc.	2,578	309,721
		4,219,279
Software & Services (4.14%)
Autodesk, Inc.(a)	937	166,983
CACI International, Inc., Class A(a)	1,083	211,120
Ceridian HCM Holding, Inc.(a)	1,652	87,804
FleetCor Technologies, Inc.(a)	1,015	264,864
Genpact, Ltd.	10,329	374,943
Global Payments, Inc.	2,524	368,681
Guidewire Software, Inc.(a)	1,665	177,322
Leidos Holdings, Inc.	3,923	288,262
Microsoft Corp.	6,292	821,735
SS&C Technologies Holdings, Inc.	1,909	129,163
Total System Services, Inc.	1,877	191,904
Visa, Inc., Class A	1,933	317,843
WEX, Inc.(a)	905	190,322
		3,590,946

84 | April 30, 2019

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2019 (Unaudited)

		Value
	Shares	(Note 2)
Technology Hardware & Equipment (0.72%)
Flex, Ltd.(a)	24,230	$267,499
Western Digital Corp.	6,892	352,319
		619,818

TOTAL INFORMATION TECHNOLOGY		8,430,043

Materials (3.94%)
Materials (3.94%)
Alcoa Corp.(a)	3,595	95,915
Ardagh Group SA	4,566	63,376
Ball Corp.	7,909	474,065
Cabot Corp.	9,183	416,724
Celanese Corp., Series A	2,301	248,255
FMC Corp.	4,044	319,719
Freeport-McMoRan, Inc.	12,880	158,553
International Paper Co.	6,454	302,112
Linde PLC	2,607	469,938
Livent Corp.(a)	2,783	30,001
PPG Industries, Inc.	4,974	584,445
Southern Copper Corp.	2,212	84,985
Steel Dynamics, Inc.	3,668	116,202
Vulcan Materials Co.	394	49,687
		3,413,977

TOTAL MATERIALS		3,413,977

Real Estate (4.66%)
Real Estate (4.66%)
Alexandria Real Estate Equities, Inc.	4,548	647,589
American Tower Corp.	6,463	1,262,224
Camden Property Trust	5,951	598,968
Douglas Emmett, Inc.	14,520	598,079
Equinix, Inc.	1,484	674,775
Host Hotels & Resorts, Inc.	13,170	253,391
		4,035,026

TOTAL REAL ESTATE		4,035,026

Utilities (6.61%)
Utilities (6.61%)
Avangrid, Inc.	14,314	733,020
Edison International	13,636	869,568
Exelon Corp.	16,628	847,197
NextEra Energy, Inc.	6,054	1,177,140
NRG Energy, Inc.	9,213	379,299
PG&E Corp.(a)	4,401	99,110
Sempra Energy	9,673	1,237,660
		Value
	Shares	(Note 2)
Utilities (continued)
UGI Corp.	7,062	$384,950
		5,727,944

TOTAL UTILITIES		5,727,944

TOTAL COMMON STOCKS
(Cost $75,770,493)		85,798,651

EXCHANGE TRADED FUNDS (0.55%)
Vanguard® High Dividend Yield ETF	5,351	471,370

TOTAL EXCHANGE TRADED FUNDS
(Cost $467,690)		471,370

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (0.17%)
SHORT-TERM CASH EQUIVALENTS (0.17%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	147,399	147,399

TOTAL SHORT-TERM INVESTMENTS
(Cost $147,399)			147,399

TOTAL INVESTMENTS (99.74%)
(Cost $76,385,582)			$86,417,420

Other Assets In Excess Of Liabilities (0.26%)			227,219

NET ASSETS (100.00%)			$86,644,639

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

85 | April 30, 2019

ALPS | WMC Research Value Fund
Statement of Assets and Liabilities	April 30, 2019 (Unaudited)

ASSETS
Investments, at value	$86,417,420
Foreign currency, at value (Cost $9,870)	9,870
Receivable for investments sold	252,122
Receivable for shares sold	257
Dividends receivable	88,091
Prepaid expenses and other assets	18,771
Total Assets	86,786,531
LIABILITIES
Payable for investments purchased	19,718
Payable for shares redeemed	15,714
Investment advisory fees payable	38,073
Administration and transfer agency fees payable	34,074
Distribution and services fees payable	10,436
Professional fees payable	14,808
Accrued expenses and other liabilities	9,069
Total Liabilities	141,892
NET ASSETS	$86,644,639
NET ASSETS CONSIST OF
Paid-in capital	$76,680,744
Total distributable earnings	9,963,895
NET ASSETS	$86,644,639
INVESTMENTS, AT COST	$76,385,582
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$8.48
Net Assets	$48,849,471
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,760,101
Class A:
Net Asset Value, offering and redemption price per share	$8.48
Net Assets	$10,300
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,214
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.97
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.96
Net Assets	$609,797
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	76,604
Class I:
Net Asset Value, offering and redemption price per share	$8.77
Net Assets	$37,175,071
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,236,799

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

86 | April 30, 2019

ALPS | WMC Research Value Fund
Statement of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$1,012,320
Foreign taxes withheld on dividends	(4,822)
Total Investment Income	1,007,498

EXPENSES
Investment advisory fees	388,735
Administrative fees	68,602
Transfer agency fees	11,983
Distribution and service fees
Investor Class	57,399
Class A	12
Class C	3,089
Professional fees	13,181
Reports to shareholders and printing fees	4,916
State registration fees	28,221
Insurance fees	342
Custody fees	6,022
Trustees' fees and expenses	1,383
Miscellaneous expenses	7,335
Total Expenses	591,220
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(91,182)
Class A	(19)
Class C	(1,226)
Class I	(69,956)
Net Expenses	428,837
Net Investment Income	578,661
Net realized loss on investments	(236,644)
Net realized gain on foreign currency transactions	293
Net Realized Loss	(236,351)
Net change in unrealized appreciation on investments	5,928,005
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(21)
Net Change in Unrealized Appreciation	5,927,984
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,691,633
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,270,294

See Notes to Financial Statements.

87 | April 30, 2019

ALPS | WMC Research Value Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
OPERATIONS
Net investment income	$578,661	$881,330
Net realized gain/(loss)	(236,351)	6,662,593
Net change in unrealized appreciation/(depreciation)	5,927,984	(6,612,864)
Net Increase in Net Assets Resulting from Operations	6,270,294	931,059

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(4,321,009)	(4,057,605)
Class A(b)	(889)	–
Class C	(68,920)	(62,055)
Class I	(3,278,914)	(3,240,424)
Net Decrease in Net Assets from Distributions	(7,669,732)	(7,360,084)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	139,304	385,082
Class A(b)	8	10,000
Class C	59,166	17,226
Class I	1,743,617	3,480,703
Dividends reinvested
Investor Class(a)	4,147,136	3,894,647
Class A(b)	889	–
Class C	49,009	43,320
Class I	3,278,914	3,239,582
Shares redeemed
Investor Class(a)	(1,281,204)	(3,667,989)
Class A(b)	(8)	–
Class C	(170,909)	(22,249)
Class I	(4,130,348)	(9,536,622)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	3,835,574	(2,156,300)

Net increase/(decrease) in net assets	2,436,136	(8,585,325)

NET ASSETS
Beginning of period	84,208,503	92,793,828
End of period	$86,644,639	$84,208,503

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

88 | April 30, 2019

ALPS | WMC Research Value Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(b)	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.71		$9.40	$8.37	$11.57		$12.54	$11.92		$10.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.05		0.08	0.06	0.06		0.06	0.03		0.06
Net realized and unrealized gain	0.53		0.01	1.24	0.08		0.23	0.59		2.09
Total from investment operations	0.58		0.09	1.30	0.14		0.29	0.62		2.15
DISTRIBUTIONS:
From net investment income	(0.10)		(0.08)	(0.01)	(0.02)		(0.06)	–		(0.11)
From net realized gains	(0.71)		(0.70)	(0.26)	(3.32)		(1.20)	–		(0.13)
Total distributions	(0.81)		(0.78)	(0.27)	(3.34)		(1.26)	–		(0.24)
Net increase/(decrease) in net asset value	(0.23)		(0.69)	1.03	(3.20)		(0.97)	0.62		1.91
Net asset value, end of period	$8.48		$8.71	$9.40	$8.37		$11.57	$12.54		$11.92
TOTAL RETURN(e)	7.72%		0.62%	15.81%	2.09%		2.57%	5.20%		21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$48,849		$46,635	$49,637	$49,814		$55,608	$59,628		$59,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.55	%(f)	1.53%	1.51%	1.53%		1.49%	1.48	%(f)	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(f)	1.15%	1.15%	1.15	%(g)	1.40%	1.40	%(f)	1.40%
Ratio of net investment income to average net assets	1.30	%(f)	0.86%	0.62%	0.66%		0.53%	0.48	%(f)	0.52%
Portfolio turnover rate(h)	28%		74%	70%	78%		114%	13%		19%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

89 | April 30, 2019

ALPS | WMC Research Value Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$8.71		$9.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.03
Net realized and unrealized gain/(loss)	0.53		(0.43)
Total from investment operations	0.58		(0.40)

DISTRIBUTIONS:
From net investment income	(0.10)		–
From net realized gains	(0.71)		–
Total distributions	(0.81)		–

Net (decrease) in net asset value	(0.23)		(0.40)
Net asset value, end of period	$8.48		$8.71
TOTAL RETURN(b)	7.72%		(4.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10		$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.55	%(c)	1.57	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(c)	1.15	%(c)
Ratio of net investment income to average net assets	1.31	%(c)	0.87	%(c)
Portfolio turnover rate(d)	28%		74%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

90 | April 30, 2019

ALPS | WMC Research Value Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.24		$8.99		$8.06		$11.32		$12.36	$11.80		$9.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.02		0.01		(0.01)		(0.01)		(0.03)	(0.02)		(0.02)
Net realized and unrealized gain	0.50		(0.00	)(d)	1.20		0.08		0.24	0.58		2.08
Total from investment operations	0.52		0.01		1.19		0.07		0.21	0.56		2.06
DISTRIBUTIONS:
From net investment income	(0.09)		(0.06)		(0.00	)(d)	(0.01)		(0.05)	–		(0.06)
From net realized gains	(0.71)		(0.70)		(0.26)		(3.32)		(1.20)	–		(0.13)
Total distributions	(0.80)		(0.76)		(0.26)		(3.33)		(1.25)	–		(0.19)
Net increase/(decrease) in net asset value	(0.28)		(0.75)		0.93		(3.26)		(1.04)	0.56		1.87
Net asset value, end of period	$7.96		$8.24		$8.99		$8.06		$11.32	$12.36		$11.80
TOTAL RETURN(e)	7.37%		(0.19)%		15.02%		1.28%		1.87%	4.75%		20.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$610		$711		$734		$449		$870	$257		$133
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.30	%(f)	2.28%		2.27%		2.27%		2.24%	2.24	%(f)	2.22%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(f)	1.90%		1.90%		1.90	%(g)	2.15%	2.15	%(f)	2.15%
Ratio of net investment income/(loss) to average net assets	0.58	%(f)	0.11%		(0.15)%		(0.07)%		(0.22)%	(0.30	)%(f)	(0.23)%
Portfolio turnover rate(h)	28%		74%		70%		78%		114%	13%		19%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 2.15% to 1.90%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

91 | April 30, 2019

ALPS | WMC Research Value Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$8.98		$9.64	$8.56	$11.75		$12.69	$12.05		$10.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.07		0.10	0.08	0.08		0.09	0.05		0.09
Net realized and unrealized gain	0.53		0.02	1.28	0.08		0.23	0.59		2.12
Total from investment operations	0.60		0.12	1.36	0.16		0.32	0.64		2.21
DISTRIBUTIONS:
From net investment income	(0.10)		(0.08)	(0.02)	(0.03)		(0.06)	–		(0.13)
From net realized gains	(0.71)		(0.70)	(0.26)	(3.32)		(1.20)	–		(0.13)
Total distributions	(0.81)		(0.78)	(0.28)	(3.35)		(1.26)	–		(0.26)
Net increase/(decrease) in net asset value	(0.21)		(0.66)	1.08	(3.19)		(0.94)	0.64		1.95
Net asset value, end of period	$8.77		$8.98	$9.64	$8.56		$11.75	$12.69		$12.05
TOTAL RETURN(d)	7.76%		0.99%	16.10%	2.24%		2.86%	5.31%		22.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$37,175		$36,853	$42,422	$42,495		$40,915	$43,502		$44,729
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30	%(e)	1.28%	1.26%	1.28%		1.24%	1.23	%(e)	1.22%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(e)	0.90%	0.90%	0.90	%(f)	1.15%	1.15	%(e)	1.15%
Ratio of net investment income to average net assets	1.57	%(e)	1.11%	0.87%	0.90%		0.78%	0.74	%(e)	0.77%
Portfolio turnover rate(g)	28%		74%	70%	78%		114%	13%		19%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective November 1, 2015 the contractual expense limitation changed from 1.15% to 0.90%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

92 | April 30, 2019

Clough China Fund
Management Commentary	April 30, 2019 (Unaudited)

The Clough China Fund (the “Fund”) had a net return of 16.37% for the semiannual period from November 1, 2018 to April 30, 2019. This compares to 21.41% for the broader market MSCI China Index. From an individual stock perspective over the period, our investments in Tencent, Alibaba, China Tower, Kweichow Moutai and Ping An Insurance contributed most positively, while investments in Baozun, Pinduoduo, China International Capital Corporation, Postal Savings Bank, and Orion Corporation detracted the most from performance.

Over the period, the market experienced volatility, with the market flatlining through December before rallying 21% through April 30, 2019. For 2018, China was not immune to concerns over rising inflation and interest rates, and MSCI China Index was down 19% for the year. Also casting a pall over sentiment were President Trump’s comments regarding the United States’ large and growing trade deficit with China. It’s difficult to take an unequivocal position on the outcome of the trade situation between the U.S. and China, but there are some facts that are irrefutable. The U.S. has a large trade deficit with China, hitting $375bn in 2017, and China’s “Made in 2025” policy objectives, which were laid out in a speech made by China’s President Xi Jinping in May 2015, are deeply ingrained in China’s state-directed industries. Quick changes to industrial policy do not happen easily and thus it is difficult to see an immediate solution to the U.S.’s demand for a reduction in China’s trade surplus. In our view, an all-out trade war is not likely, because it would be detrimental to not only these two economies, but the global economy. Given our view of the most likely outcome, we have primarily focused the Fund’s portfolio exposure to domestically-oriented consumption stocks where we see structural opportunities for growth. This focus can be seen in some of our top performers over the last six months.

Tencent is a stock that we have talked about a lot over the past years. The company’s dominance as a gaming and social media platform continues to help the company generate very strong revenue and income growth. Unlike some of its competitors in the Internet sector, Tencent has been able to sustain growth without compromising margins. As of April 30, 2019, it currently remains a core holding for the Fund.

Alibaba is another core position for the Fund. We have talked about the dynamics and the strength of the Chinese consumer over the years, and in our view, we are still in the relatively early innings of this story. Revenue growth continues to be very strong at Alibaba, with just announced revenue growing 40% from the previous year. We believe the initial public offering (“IPO”) for its financial services arm, Ant Financial, will provide an additional catalyst for the stock.

China Tower is a key beneficiary of the 5G technology roll out in China. Deployment of 5G will lead to faster mobile speeds enabling even more video and data consumption through significantly faster download speeds. The three Chinese telecom companies spun out their towers as China Tower, a publicly listed company. Now China Tower owns the entire telecom tower infrastructure in China. We really like the tower business and have invested in these businesses around the world. We also believe that growth is likely to accelerate as China rolls out 5G across the country. The stock is still valued attractively to other tower companies.

Kweichow Moutai is a leading liquor brand in China which we have owned for many years. For the last few months, we have been very bullish about their margins expanding further. They have decided to bring their distribution in house which we believe will lead to a structural margin expansion and significant earnings growth.

Ping An is China’s largest privately-owned insurance company. There are a number of reasons we are bullish on Ping An. First, the average Chinese consumer has reached a level of wealth where insurance products become a core part of an individual/families’ asset allocation basket. In the past, insurance products were largely savings products, with modest protection components in place. In the last couple of years, regulators have required insurance companies to get back to the basics and offer more standard insurance protection products. This has a number of positive implications for the industry, but most importantly, China’s insurance industry will look much more like a global insurance entity on the asset and liability side, likely creating an environment of steadier and less volatile growth. Valuations, though, have not reflected this structural change in the business.

Now onto those stocks that have most detracted from performance for the Fund over the semiannual period.

Baozun is a company that we have liked for a long time. They provide logistics capabilities for brands to sell their goods in China across multiple platforms (e.g., Alibaba), or on their own websites. The business is growing much faster than the growth of e-commerce in China. However, there was a sudden change in the CFO of the company.

Pinduoduo is a relatively new player in e-commerce. They have been supported by Tencent and are able to understand user demand by analyzing social media. Founded in 2015, the company has experienced triple digit growth in gross merchandise volume (“GMV”) and is now viewed as a serious competitor. The company currently burns cash as it funds its explosive growth. We have started to see larger players, especially Alibaba, trying to respond to Pinduoduo and expect the competitive intensity to increase.

China International Capital is one of the high-quality brokers in China. We expect the weighting for China to increase in the MSCI indices starting this year, leading to more business for Chinese brokers. Unfortunately, these businesses are also exposed to the volatility of the Chinese stock market, but we remain confident in our thesis.

Postal Savings Bank of China is a stock where the markets have overly focused on the risks of a non-performing loan (“NPL”) problem like it has for the banking sector as a whole. We believe that China’s credit situation is far from critical, and with banks trading at substantial discounts to book value, with mid-teen returns

93 | April 30, 2019

Clough China Fund
Management Commentary	April 30, 2019 (Unaudited)

on equity and consensus 2019 dividend yields in the low 5% range, there is potentially tremendous value in these stocks. We think the worst is behind these companies from an NPL perspective. On the revenue front, as Chinese consumers’ wealth continues to increase, demand for different financial products will grow.

Orion is a Korean confectionary which has a strong presence in China (~50% of revenues). It had a difficult time with steep sales decline in 2017 given the THAAD (Terminal High Altitude Area Defense) related disputes between China and Korea. Our thesis had been based on an expected recovery in this business. However, this is taking longer to play out than expected and we have since rotated towards higher conviction ideas.

Anupam Bose, Portfolio Manager

Chuck Clough, Portfolio Manager

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

94 | April 30, 2019

Clough China Fund
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception[3]	Total Expense Ratio	What You Pay[4]
Class I [1] (NAV)	16.37%	-11.08%	9.43%	5.27%	8.34%	10.08%	1.86%	1.70%
Investor[5] (NAV)	16.17%	-11.32%	9.17%	4.95%	7.99%	9.65%	2.10%	1.95%
Class A (NAV)	16.17%	-11.35%	9.16%	4.94%	7.98%	9.65%	2.22%	1.95%
Class A (MOP)	9.79%	-16.23%	7.13%	3.75%	7.38%	9.19%
Class C (NAV)	15.78%	-11.98%	8.35%	4.16%	7.16%	8.84%	2.85%	2.70%
Class C (CDSC)	14.78%	-12.78%	8.35%	4.16%	7.16%	8.84%
MSCI China Index[2]	21.32%	-4.12%	16.89%	10.42%	8.99%	10.91%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

95 | April 30, 2019

Clough China Fund
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.
[2]	The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	Fund Inception date of December 30, 2005 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
[4]	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.
[5]	Prior to December 1, 2017, Investor Class was known as Class A.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Alibaba Group Holding, Ltd.	12.01%
Tencent Holdings, Ltd.	11.26%
Ping An Insurance Group Co. of China, Ltd.	7.12%
CNOOC, Ltd.	5.43%
Altaba, Inc.	5.29%
China Tower Corp., Ltd.	4.47%
Micron Technology, Inc.	4.15%
TAL Education Group	3.94%
Kweichow Moutai Co., Ltd.	3.78%
China Construction Bank Corp.	3.34%
Top Ten Holdings	60.79%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Sector Allocation^ (as a % of Net Assets)

^	Notional Value of Derivative Exposure included.

96 | April 30, 2019

Clough China Fund
Statement of Investments	April 30, 2019 (Unaudited)

	Shares	(Note 2)
CLOSED-END FUNDS (5.29%)
Retail - Discretionary (5.29%)
Altaba, Inc.(a)	28,600	$2,156,154

TOTAL CLOSED-END FUNDS
(Cost $1,858,511)		2,156,154

COMMON STOCKS (93.07%)
Communications (3.04%)
Telecommunications (3.04%)
China Mobile, Ltd., ADR	11,517	186,794
China Telecom Corp., Ltd., Class H	270,400	140,143
SoftBank Group Corp.	8,600	911,870
		1,238,807

TOTAL COMMUNICATIONS		1,238,807

Consumer Discretionary (27.31%)
Automotive Manufacturing (2.80%)
Guangzhou Automobile Group Co., Ltd., Class H	1,062,000	1,143,803

Consumer Services (3.94%)
TAL Education Group, ADR(a)	41,800	1,608,046

Gaming, Lodging & Restaurants (3.31%)
Galaxy Entertainment Group, Ltd.	180,060	1,348,512

Retail - Consumer Discretionary (17.26%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	26,390	4,897,192
ANTA Sports Products, Ltd.	166,000	1,167,501
Lifestyle International Holdings, Ltd.	360,500	628,293
Pinduoduo, Inc., ADR(a)	15,568	346,077
		7,039,063

TOTAL CONSUMER DISCRETIONARY		11,139,424

Energy (5.43%)
Oil, Gas & Coal (5.43%)
CNOOC, Ltd.	1,219,000	2,214,111

TOTAL ENERGY		2,214,111

Financials (25.64%)
Banking (6.99%)
Bank of China, Ltd., Class H	1,196,437	571,305
China Construction Bank Corp., Class H	1,547,080	1,363,853
Industrial & Commercial Bank of China, Ltd., Class H	925,967	696,475
	Shares	(Note 2)
Banking (continued)
Postal Savings Bank of China, Ltd., Class H	359,958	$219,045
		2,850,678
Institutional Financial Services (4.68%)
China International Capital Corp., Ltd., Class H	420,000	903,364
CITIC Securities Co., Ltd.	463,900	1,005,518
		1,908,882
Insurance (10.27%)
AIA Group, Ltd.	125,400	1,284,025
Ping An Insurance Group Co. of China, Ltd., Class H	239,860	2,903,425
		4,187,450
Real Estate (3.70%)
Future Land Development Holdings, Ltd.	596,000	710,762
Sunac China Holdings, Ltd.	155,100	799,324
		1,510,086

TOTAL FINANCIALS		10,457,096

Health Care (0.85%)
Biotechnology & Pharmaceuticals (0.85%)
BeiGene, Ltd., ADR(a)	2,800	347,844

TOTAL HEALTH CARE		347,844

Industrials (4.47%)
Engineering & Construction Services (4.47%)
China Tower Corp., Ltd., Class H	6,736,000	1,823,686

TOTAL INDUSTRIALS		1,823,686

Materials (2.08%)
Construction Materials Manufacturing (2.08%)
Anhui Conch Cement Co., Ltd., Class H	79,000	482,202
China Resources Cement Holdings, Ltd.	366,000	366,973
		849,175

TOTAL MATERIALS		849,175

Technology (24.25%)
Semiconductors (8.88%)
Analog Devices, Inc.	7,700	895,048
Inphi Corp.(a)	8,700	397,242
KLA-Tencor Corp.	3,400	433,432
Micron Technology, Inc.(a)	40,200	1,690,812

97 | April 30, 2019

Clough China Fund
Statement of Investments	April 30, 2019 (Unaudited)

		Shares	(Note 2)
Semiconductors (continued)
Xilinx, Inc.		1,730	$207,842
			3,624,376
Software (15.37%)
Momo, Inc., Sponsored ADR		24,630	863,774
NetEase, Inc., ADR		2,850	810,911
Tencent Holdings, Ltd.		93,200	4,593,610
			6,268,295

TOTAL TECHNOLOGY			9,892,671

TOTAL COMMON STOCKS
(Cost $31,770,515)			37,962,814

SHORT TERM SECURITY (0.43%)
Money Market Fund (0.43%)
Blackrock Liquidity Funds, T-Fund	0.990%	174,326	174,326

TOTAL SHORT TERM SECURITY
(Cost $174,326)			174,326

TOTAL INVESTMENTS (98.79%)
(Cost $33,803,352)			$40,293,294

Other Assets In Excess Of Liabilities (1.21%)			493,569

NET ASSETS (100.00%)			$40,786,863

(a)	Non-Income Producing Security.

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Morgan Stanley	Gree Electric Appliances, Inc.	$394,553	250 bps + 1D FEDEF	02/17/2021	$502,438	$107,885
Morgan Stanley	Jiangsu Yanghe Brewery	231,272	255 bps + 1D FEDEF	10/01/2020	261,979	30,707
Morgan Stanley	Kweichow Moutai Co., Ltd.	1,208,588	250 bps + 1D FEDEF	05/29/2020	1,543,237	334,649
Morgan Stanley	Midea Group Co Ltd	212,158	250 bps + 1D FEDEF	05/29/2020	225,567	13,409
		$2,046,571			$2,533,221	$486,650

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Morgan Stanley	Hangzhou Hikvision Digital	$1,057,052	250 bps + 1D FEDEF	05/29/2020	$955,238	$(101,814)
Morgan Stanley	Jiangsu Yanghe Brewery	1,087,414	255 bps + 1D FEDEF	10/01/2020	1,060,141	(27,273)
		$2,144,466			$2,015,379	$(129,087)

98 | April 30, 2019

Clough China Fund
Statement of Investments	April 30, 2019 (Unaudited)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.
*	Payments are made weekly.

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

99 | April 30, 2019

Clough China Fund
Statement of Assets and Liabilities	April 30, 2019 (Unaudited)

ASSETS
Investments, at value	$40,293,294
Foreign currency, at value (Cost $261,724)	261,672
Unrealized appreciation on total return swap contracts	486,650
Receivable for investments sold	1,911,636
Receivable for shares sold	25,106
Dividends receivable	5,081
Prepaid expenses and other assets	21,712
Total Assets	43,005,151
LIABILITIES
Payable for investments purchased	1,952,558
Payable for interest expense on total return swap contracts	28,606
Payable for shares redeemed	8,333
Unrealized depreciation on total return swap contracts	129,087
Investment advisory fees payable	39,733
Administration and transfer agency fees payable	21,447
Distribution and services fees payable	5,934
Professional fees payable	16,000
Accrued expenses and other liabilities	16,590
Total Liabilities	2,218,288
NET ASSETS	$40,786,863
NET ASSETS CONSIST OF
Paid-in capital	$30,537,138
Total distributable earnings	10,249,725
NET ASSETS	$40,786,863
INVESTMENTS, AT COST	$33,803,352
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$22.83
Net Assets	$12,426,699
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	544,303
Class A:
Net Asset Value, offering and redemption price per share	$22.83
Net Assets	$117,818
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,161
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$24.16
Class C:
Net Asset Value, offering and redemption price per share(a)	$21.34
Net Assets	$3,808,196
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	178,445
Class I:
Net Asset Value, offering and redemption price per share	$23.50
Net Assets	$24,434,150
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,039,914

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

100 | April 30, 2019

Clough China Fund
Statement of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME
Dividends	$88,117
Foreign taxes withheld on dividends	(2,164)
Total Investment Income	85,953

EXPENSES
Investment advisory fees	263,415
Administrative fees	37,400
Transfer agency fees	14,920
Distribution and service fees
Investor Class	15,141
Class A	53
Class C	20,219
Professional fees	13,456
Reports to shareholders and printing fees	2,323
State registration fees	29,738
Insurance fees	167
Custody fees	13,628
Trustees' fees and expenses	675
Miscellaneous expenses	6,462
Total Expenses	417,597
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(15,103)
Class A	(32)
Class C	(5,445)
Class I	(29,750)
Net Expenses	367,267
Net Investment Loss	(281,314)
Net realized gain on investments	4,734,004
Net realized gain on total return swap contracts	171,981
Net realized loss on foreign currency transactions	(8,931)
Net Realized Gain	4,897,054
Net change in unrealized appreciation on investments	708,980
Net change in unrealized appreciation on total return swap contracts	488,179
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	163
Net Change in Unrealized Appreciation	1,197,322
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,094,376
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,813,062

See Notes to Financial Statements.

101 | April 30, 2019

Clough China Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
OPERATIONS
Net investment loss	$(281,314)	$(172,131)
Net realized gain	4,897,054	7,349,944
Net change in unrealized appreciation/(depreciation)	1,197,322	(17,015,165)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,813,062	(9,837,352)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(924,319)	(47,964)
Class A(b)	(563)	–
Class C	(340,281)	–
Class I	(1,650,936)	(177,434)
Net Decrease in Net Assets from Distributions	(2,916,099)	(225,398)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	350,161	797,648
Class A(b)	111,416	10,000
Class C	69,551	195,240
Class I	253,685	2,041,850
Dividends reinvested
Investor Class(a)	545,342	28,723
Class A(b)	563	–
Class C	184,852	–
Class I	1,573,403	133,061
Shares redeemed, net of redemption fees
Investor Class(a)	(1,230,059)	(3,138,078)
Class A(b)	(22)	–
Class C	(939,673)	(1,338,866)
Class I	(815,379)	(10,205,187)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	103,840	(11,475,609)

Net increase/(decrease) in net assets	3,000,803	(21,538,359)

NET ASSETS
Beginning of period	37,786,060	59,324,419
End of period	$40,786,863	$37,786,060

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

102 | April 30, 2019

Clough China Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$21.36		$27.22	$21.07	$21.74	$23.50	$20.72		$21.45
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.16)		(0.08)	0.08	0.04	0.12	0.45		0.12
Net realized and unrealized gain/(loss)	3.32		(5.71)	6.09	(0.40)	(0.92)	2.33		(0.69)
Total from investment operations	3.16		(5.79)	6.17	(0.36)	(0.80)	2.78		(0.57)
DISTRIBUTIONS:
From net investment income	–		(0.07)	(0.02)	(0.31)	(0.50)	–		(0.17)
From net realized gains	(1.69)		–	–	–	(0.46)	–		–
Total distributions	(1.69)		(0.07)	(0.02)	(0.31)	(0.96)	–		(0.17)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (d)	–	0.00 (d)	0.00 (d)	0.00	(d)	0.01
Net increase/(decrease) in net asset value	1.47		(5.86)	6.15	(0.67)	(1.76)	2.78		(0.73)
Net asset value, end of period	$22.83		$21.36	$27.22	$21.07	$21.74	$23.50		$20.72
TOTAL RETURN(e)	16.12%		(21.32)%	29.32%	(1.61)%	(3.49)%	13.42%		(2.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,427		$11,879	$17,523	$18,358	$25,276	$30,526		$31,164
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.20	%(f)	2.10%	2.05%	2.04%	1.98%	2.06	%(f)	2.06%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(f)	1.95%	1.95%	1.95%	1.95%	1.95	%(f)	1.95%
Ratio of net investment income/(loss) to average net assets	(1.51	)%(f)	(0.30)%	0.34%	0.18%	0.50%	3.96	%(f)	0.55%
Portfolio turnover rate(g)	182%		131%	71%	126%	193%	76%		232%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

103 | April 30, 2019

Clough China Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$21.36		$29.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.14)		0.14
Net realized and unrealized gain/(loss)	3.30		(8.73)
Total from investment operations	3.16		(8.59)

DISTRIBUTIONS:
From net realized gains	(1.69)		–
Total distributions	(1.69)		–

Net increase/(decrease) in net asset value	1.47		(8.59)
Net asset value, end of period	$22.83		$21.36
TOTAL RETURN(b)	16.12%		(28.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$118		$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.10	%(c)	2.22	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(c)	1.95	%(c)
Ratio of net investment income/(loss) to average net assets	(1.28	)%(c)	1.47	%(c)
Portfolio turnover rate(d)	182%		131%

(a)	Calculated using the average shares method.

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the

(b)	redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

104 | April 30, 2019

Clough China Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$20.14		$25.80	$20.10		$20.72	$22.53	$19.94		$20.71
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.23)		(0.28)	(0.12	)(c)	(0.10)	(0.04)	0.33		(0.02)
Net realized and unrealized gain/(loss)	3.12		(5.38)	5.82		(0.39)	(0.89)	2.26		(0.68)
Total from investment operations	2.89		(5.66)	5.70		(0.49)	(0.93)	2.59		(0.70)
DISTRIBUTIONS:
From net investment income	–		–	–		(0.13)	(0.42)	–		(0.07)
From net realized gains	(1.69)		–	–		–	(0.46)	–		–
Total distributions	(1.69)		–	–		(0.13)	(0.88)	–		(0.07)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00 (d)
Net increase/(decrease) in net asset value	1.20		(5.66)	5.70		(0.62)	(1.81)	2.59		(0.77)
Net asset value, end of period	$21.34		$20.14	$25.80		$20.10	$20.72	$22.53		$19.94
TOTAL RETURN(e)	15.72%		(21.94)%	28.36%		(2.34)%	(4.25)%	12.99%		(3.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,808		$4,245	$6,610		$8,352	$10,395	$11,575		$10,866
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.97	%(f)	2.85%	2.85%		2.83%	2.78%	2.87	%(f)	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	%(f)	2.70%	2.70%		2.70%	2.70%	2.70	%(f)	2.70%
Ratio of net investment income/(loss) to average net assets	(2.27	)%(f)	(1.07)%	(0.54)%		(0.52)%	(0.18)%	3.08	%(f)	(0.09)%
Portfolio turnover rate(g)	182%		131%	71%		126%	193%	76%		232%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

105 | April 30, 2019

Clough China Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$21.90		$27.92	$21.60	$22.28	$23.97	$21.11		$21.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.14)		(0.05)	0.15	0.09	0.23	0.45		0.19
Net realized and unrealized gain/(loss)	3.43		(5.83)	6.23	(0.39)	(1.00)	2.41		(0.69)
Total from investment operations	3.29		(5.88)	6.38	(0.30)	(0.77)	2.86		(0.50)
DISTRIBUTIONS:
From net investment income	–		(0.14)	(0.06)	(0.38)	(0.53)	–		(0.21)
From net realized gains	(1.69)		–	–	–	(0.46)	–		–
Total distributions	(1.69)		(0.14)	(0.06)	(0.38)	(0.99)	–		(0.21)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00 (c)	0.00 (c)	0.07	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	1.60		(6.02)	6.32	(0.68)	(1.69)	2.86		(0.71)
Net asset value, end of period	$23.50		$21.90	$27.92	$21.60	$22.28	$23.97		$21.11
TOTAL RETURN(d)	16.32%		(21.17)%	29.64%	(1.31)%	(2.99)%	13.55%		(2.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$24,434		$21,655	$35,191	$33,605	$37,772	$39,917		$33,435
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.96	%(e)	1.86%	1.83%	1.82%	1.77%	1.82	%(e)	1.81%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70	%(e)	1.70%	1.70%	1.70%	1.70%	1.70	%(e)	1.70%
Ratio of net investment income/(loss) to average net assets	(1.26	)%(e)	(0.17)%	0.61%	0.46%	0.95%	3.89	%(e)	0.83%
Portfolio turnover rate(f)	182%		131%	71%	126%	193%	76%		232%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

106 | April 30, 2019

RiverFront Global Allocation Series
Management Commentary	April 30, 2019 (Unaudited)

The six months that encompass November 1, 2018 to April 30, 2019, have two very distinct trading regimes. We saw global equity markets down between 7 and 8% the last two months of 2018, with international markets finally outperforming the US after underperforming in each of the previous three quarters. Investors sold global equities due to concerns of slowing global growth, flattening yield curves, geopolitics in Europe, and US/ China trade tensions, which left them searching for safe havens. During the same period, the bond market as measured by the Bloomberg Barclays Aggregate was up 2.51% as yields fell from 3.13% to 2.68% at year end.

As the calendar changed to 2019, global equities rebounded from the woes experienced in November and December 2018. US equities once again reclaimed leadership returning just over 18% in four months, while international equities returned just over 16%. The first quarter of 2019 was the best quarter posted by global equities since 2012, effectively undoing the market malaise of the 4th quarter 2018 and the momentum continued until April 30th when S&P made a new all-time high. Fixed income returns also had a solid start to the year as the Bloomberg Barclays Aggregate returned 2.73%, namely due to investors discounting the fear that the Fed would overtighten its interest rate policy. Once the Fed announced it would pause its interest rate hiking campaign, worries of an imminent recession transitioned to the promise that economies were only experiencing a temporary slowdown. Additionally, concerns over escalating trade tensions permeated into the belief that a favorable resolution was imminent.

During November and December, the RiverFront Asset Allocation Mutual Fund Series were roughly neutral to their composite benchmark weights from both an equity/bond and US/ International perspective. To reduce risk in the funds during the late year sell-off we reduced exposure to lower credit quality high yield securities. However, as we entered the new year the funds were tilted to have slightly more equities relative to fixed income and more US relative to international exposure. Within our international exposure, the allocation to emerging markets was greater than the benchmark weighting in each of longer time horizon mutual funds. While the asset allocations in the RiverFront Asset Allocation Mutual Fund Series mostly contributed positively to the funds return over the 6-month period, security selection within the actively managed exchange traded funds (ETFs) were a significant detractor to performance.

Outlook:

As we move into the second half of the year, we believe that trade will play an important factor to the direction of the market. We believe that the US and China will reach an agreement, thus relieving further concerns of slowing growth. We continue to favor US equities relative to international markets but continue to believe that emerging markets will be the biggest beneficiary of a trade agreement. Thus, in the longer horizon funds which have a timeframe of 7 to 10 plus years, we favor emerging markets.

Performance Discussion for the Growth & Income, Growth, and Aggressive Funds:

The RiverFront Asset Allocation Growth & Income, Growth, and Aggressive Funds are managed using the same overarching process which is based on our Price Matters® framework. This framework allows the investment managers to develop investment themes that span across the various asset classes in which the funds are invested. As a result, these funds hold substantially the same securities, but the asset class allocations differ depending on the investment time horizon for each. This results in the performance drivers being the same. In the case of the RiverFront Asset Allocation Growth & Income, the allocation is 70% equities and 30% fixed income. The RiverFront Asset Allocation Growth fund is managed to a targeted allocation of 80% equities and 20% fixed income. The RiverFront Asset Allocation Aggressive fund is 100% equity. The RiverFront investment managers have the flexibility to make allocations that differ from the benchmark.

RiverFront Asset Allocation Growth & Income

Contributors:

•	Underweight to fixed income had a positive allocation impact on performance.
•	While overall US selection impacted fund performance negatively, overweights to technology and consumer discretionary were additive to performance.

Detractors:

•	Overall, US equity selection was a detractor to performance.
•	Overweight to cash impacted performance negatively.
•	Selection within developed international was a drag on performance.

RiverFront Asset Allocation Growth:

Contributors:

•	Underweight to fixed income has a positive allocation impact on performance.
•	While domestic security selection in total had a negative impact on fund performance, the fund benefitted from an overweight to technology and consumer discretionary as well as from security selection within those sectors.

Detractors:

•	Overall, US equity selection was a detractor to performance.
•	Overweight to cash impacted performance negatively.
•	Selection within developed international was a drag on performance.

107 | April 30, 2019

RiverFront Global Allocation Series
Management Commentary	April 30, 2019 (Unaudited)

RiverFront Asset Allocation Aggressive:

Contributors:

•	While domestic security selection in total had a negative impact on fund performance, the fund benefitted from an overweight to technology and consumer discretionary as well as from security selection within technology.

Detractors:

•	Overall, US equity selection was a detractor to performance.
•	Overweight to cash impacted performance negatively.
•	Selection within developed international was a drag on performance.

Performance Discussion for the Income & Growth and Moderate Funds:

The RiverFront Asset Allocation Income & Growth and the RiverFront Asset Allocation Moderate Funds are managed using the same overarching process which is based on our Price Matters® framework. This framework allows the investment managers to develop investment themes that span across the various asset classes in which the Funds are invested. As a result, these Funds hold substantially the same securities, but the asset class allocations differ depending on the investment time horizon for each. This results in the performance drivers being the same. In the case of the RiverFront Asset Allocation Income & Growth Fund, the allocation is 30% equities and 70% fixed income. The RiverFront Asset Allocation Moderate Fund is managed to a targeted allocation of 50% equities and 50% fixed income. The RiverFront investment managers have the flexibility to make allocations that differ from the benchmark.

RiverFront Asset Allocation Income & Growth

Contributors:

•	While selection in general was negative, there was positive selection impact within technology.
•	Underweight to fixed income contributed positively to performance.

Detractors:

•	Overall, US equity selection was a detractor to performance.
•	Overweight to cash impacted performance negatively.
•	Selection within developed international was a drag on performance.

RiverFront Asset Allocation Moderate:

Contributors:

•	Underweight to fixed income has a positive allocation impact on performance.
•	While overall US security selection was a detractor, the fund did benefit from positive selection effects from sectors such as technology and healthcare.

Detractors:

•	Overall, US equity selection was a detractor to performance.
•	Overweight to cash impacted performance negatively.
•	Selection within developed international was a drag on performance.

Rebecca Felton

Portfolio Manager

Kevin Nicholson, CFA

Portfolio Manager

Deva Meenakshisundaram, FRM

Portfolio Manager

Bill Ryder, CFA, CMT

Portfolio Manager

Personnel Changes:

Effective March 31, 2019, Michael Jones retired as Chairman of the Board of RiverFront Investment Holding Group, LLC and President and CEO of the RiverShares division of RiverFront Investment Group. Michael was replaced on the mutual fund portfolio management team by Rebecca Felton who serves as RiverFront’s Chief Risk Officer and Senior Portfolio Manager.

108 | April 30, 2019

RiverFront Global Allocation Series
Management Commentary	April 30, 2019 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The BofAML US HY Master II Total Return Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

109 | April 30, 2019

RiverFront Asset Allocation Aggressive
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	5.41%	-3.94%	7.47%	4.10%	8.40%	8.44%	1.05%	1.05%
Class A (NAV)	5.38%	-3.95%	7.46%	4.09%	8.40%	8.43%	1.05%	1.05%
Class A (MOP)	-0.39%	-9.26%	5.45%	2.93%	7.79%	7.85%
Class C (NAV)	4.99%	-4.67%	6.65%	3.33%	7.61%	7.65%	1.80%	1.80%
Class C (CDSC)	4.21%	-5.38%	6.65%	3.33%	7.61%	7.65%
Class I (NAV)	5.56%	-3.70%	7.74%	4.35%	8.67%	8.71%	0.80%	0.80%
Investor II (NAV)	5.39%	-4.01%	7.44%	4.08%	8.39%	8.42%	1.05%	1.05%
Class L1 (NAV)	5.48%	-3.72%	7.70%	4.35%	8.67%	8.71%	0.80%	0.80%
S&P 500® Total Return Index[3]	9.76%	13.49%	14.87%	11.63%	15.32%	13.89%
MSCI All Country World Index[2]	9.37%	5.06%	11.36%	6.96%	11.11%	11.02%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

110 | April 30, 2019

RiverFront Asset Allocation Aggressive
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

The Investor Class, Class A, Class C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor II Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of October 28, 2008 for Investor Class II and Class L; Fund Inception date September 27, 2010 for Investor Class and Classes C and I; Fund Inception date June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.55%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a% of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	37.28%
First Trust RiverFront Dynamic Developed International ETF	24.75%
First Trust RiverFront Dynamic Emerging Markets ETF	14.67%
RiverFront Dynamic US Dividend Advantage ETF	10.88%
First Trust RiverFront Dynamic Europe ETF	6.19%
First Trust RiverFront Dynamic Asia Pacific ETF	5.11%
Top Ten Holdings	98.88%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

111 | April 30, 2019

RiverFront Asset Allocation Growth
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	5.36%	-1.92%	7.33%	4.13%	6.14%	1.03%	1.03%
Class A (NAV)	5.44%	-1.85%	7.35%	4.14%	6.15%	1.03%	1.03%
Class A (MOP)	-0.37%	-7.28%	5.33%	2.98%	5.47%
Class C (NAV)	4.95%	-2.64%	6.53%	3.35%	5.35%	1.78%	1.78%
Class C (CDSC)	4.12%	-3.41%	6.53%	3.35%	5.35%
Class I (NAV)	5.47%	-1.69%	7.59%	4.37%	6.39%	0.78%	0.78%
MSCI All Country World Index[1]	9.37%	5.06%	11.36%	6.96%	8.97%
80% ACWI and 20% Bloomberg Barclays U.S. Aggregate Bond[1,2]	8.71%	5.28%	9.50%	6.18%	7.89%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

112 | April 30, 2019

RiverFront Asset Allocation Growth
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.53%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a% of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	34.33%
First Trust RiverFront Dynamic Developed International ETF	17.95%
First Trust RiverFront Dynamic Emerging Markets ETF	12.40%
RiverFront Dynamic US Dividend Advantage ETF	10.40%
RiverFront Dynamic Core Income ETF	7.34%
First Trust RiverFront Dynamic Europe ETF	5.27%
Riverfront Strategic Income Fund	4.19%
First Trust RiverFront Dynamic Asia Pacific ETF	3.05%
RiverFront Dynamic Unconstrained Income ETF	1.91%
Top Ten Holdings	96.84%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

113 | April 30, 2019

RiverFront Asset Allocation Growth & Income
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	5.56%	-0.40%	7.26%	4.75%	6.87%	1.01%	1.01%
Class A (NAV)	5.60%	-0.41%	7.25%	4.75%	6.87%	1.01%	1.01%
Class A (MOP)	-0.22%	-5.87%	5.24%	3.58%	6.19%
Class C (NAV)	5.19%	-1.19%	6.48%	3.97%	6.07%	1.76%	1.76%
Class C (CDSC)	4.30%	-2.02%	6.48%	3.97%	6.07%
Class I (NAV)	5.79%	-0.14%	7.53%	5.03%	7.14%	0.76%	0.76%
MSCI All Country World Index[1]	9.37%	5.06%	11.36%	6.96%	8.97%
70% ACWI and 30% Bloomberg Barclays U.S. Aggregate Bond[1,2]	8.36%	5.36%	8.56%	5.77%	7.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

114 | April 30, 2019

RiverFront Asset Allocation Growth & Income
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.51%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	20.33%
RiverFront Dynamic US Flex-Cap ETF	19.21%
RiverFront Dynamic Core Income ETF	18.45%
First Trust RiverFront Dynamic Developed International ETF	14.86%
First Trust RiverFront Dynamic Emerging Markets ETF	12.10%
First Trust RiverFront Dynamic Europe ETF	4.33%
Riverfront Strategic Income Fund	4.26%
First Trust RiverFront Dynamic Asia Pacific ETF	2.61%
RiverFront Dynamic Unconstrained Income ETF	1.94%
Top Ten Holdings	98.09%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

115 | April 30, 2019

RiverFront Asset Allocation Moderate
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	5.41%	2.83%	6.21%	4.31%	5.85%	0.93%	0.93%
Class A (NAV)	5.56%	2.89%	6.23%	4.32%	5.86%	0.93%	0.93%
Class A (MOP)	-0.24%	-2.80%	4.24%	3.14%	5.18%
Class C (NAV)	5.13%	2.05%	5.44%	3.54%	5.07%	1.68%	1.68%
Class C (CDSC)	4.24%	1.19%	5.44%	3.54%	5.07%
Class I (NAV)	5.63%	3.10%	6.49%	4.57%	6.11%	0.68%	0.68%
S&P 500® Total Return Index[1]	9.76%	13.49%	14.87%	11.63%	13.99%
50% S&P 500® and 50% Bloomberg Barclays U.S. Aggregate Bond[2]	7.87%	9.68%	8.39%	7.20%	8.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

116 | April 30, 2019

RiverFront Asset Allocation Moderate
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.43%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	39.12%
RiverFront Dynamic US Dividend Advantage ETF	27.67%
RiverFront Dynamic US Flex-Cap ETF	16.09%
First Trust RiverFront Dynamic Developed International ETF	8.04%
Riverfront Strategic Income Fund	4.11%
RiverFront Dynamic Unconstrained Income ETF	1.96%
First Trust RiverFront Dynamic Asia Pacific ETF	0.85%
First Trust RiverFront Dynamic Europe ETF	0.78%
Top Ten Holdings	98.62%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

117 | April 30, 2019

RiverFront Asset Allocation Income & Growth
Performance Update	April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2019)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	5.41%	3.63%	4.47%	3.10%	4.13%	0.90%	0.90%
Class A (NAV)	5.45%	3.68%	4.49%	3.11%	4.14%	0.90%	0.90%
Class A (MOP)	-0.34%	-2.04%	2.53%	1.95%	3.26%
Class C (NAV)	4.95%	2.87%	3.67%	2.32%	3.35%	1.65%	1.65%
Class C (CDSC)	3.98%	1.93%	3.67%	2.32%	3.35%
Class I (NAV)	5.52%	3.95%	4.76%	3.36%	4.39%	0.65%	0.65%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	5.49%	5.29%	1.90%	2.57%	2.07%
30% S&P 500® and 70% Bloomberg Barclays U.S. Aggregate Bond[1,2]	6.97%	7.98%	5.79%	5.37%	5.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $ 1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

118 | April 30, 2019

RiverFront Asset Allocation Income & Growth
Performance Update	April 30, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund Inception date of August 31, 2012 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.40%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	59.10%
RiverFront Dynamic US Dividend Advantage ETF	21.16%
RiverFront Dynamic US Flex-Cap ETF	8.93%
Riverfront Strategic Income Fund	4.18%
First Trust RiverFront Dynamic Developed International ETF	2.56%
RiverFront Dynamic Unconstrained Income ETF	1.96%
First Trust RiverFront Dynamic Europe ETF	0.38%
Top Ten Holdings	98.27%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

119 | April 30, 2019

RiverFront Asset Allocation Aggressive
Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.88%)
Equity (98.88%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	40,783	$2,108,073
First Trust RiverFront Dynamic Developed International ETF(a)	175,881	10,215,169
First Trust RiverFront Dynamic Emerging Markets ETF(a)	96,144	6,054,188
First Trust RiverFront Dynamic Europe ETF(a)	42,268	2,552,987
RiverFront Dynamic US Dividend Advantage ETF(a)	136,339	4,490,775
RiverFront Dynamic US Flex-Cap ETF(a)	450,992	15,393,033
		40,814,225
TOTAL EXCHANGE TRADED FUNDS
(Cost $40,922,416)		40,814,225

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.39%)
Money Market Fund (1.39%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	571,905	571,905

TOTAL MONEY MARKET FUND			571,905

TOTAL SHORT-TERM INVESTMENTS
(Cost $571,905)			571,905

TOTAL INVESTMENTS (100.27%)
(Cost $41,494,321)			$41,386,130

Liabilities In Excess Of Other Assets (-0.27%)			(111,833)

NET ASSETS (100.00%)			$41,274,297

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

120 | April 30, 2019

RiverFront Asset Allocation Growth
Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (96.84%)
Debt (13.45%)
RiverFront Dynamic Core Income ETF(a)	75,570	$1,843,530
RiverFront Dynamic Unconstrained Income ETF(a)	19,018	480,300
Riverfront Strategic Income Fund(a)	42,679	1,052,891
		3,376,721
Equity (83.39%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	14,812	765,632
First Trust RiverFront Dynamic
Developed International ETF(a)	77,601	4,507,066
First Trust RiverFront Dynamic
Emerging Markets ETF(a)	49,425	3,112,292
First Trust RiverFront Dynamic Europe ETF(a)	21,889	1,322,096
RiverFront Dynamic US Dividend Advantage ETF(a)	79,254	2,610,492
RiverFront Dynamic US Flex-Cap ETF(a)	252,578	8,620,866
		20,938,444

TOTAL EXCHANGE TRADED FUNDS
(Cost $24,243,485)		24,315,165

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.64%)
Money Market Fund (1.64%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	411,975	411,975

TOTAL MONEY MARKET FUND			411,975

TOTAL SHORT-TERM INVESTMENTS
(Cost $411,975)			411,975

TOTAL INVESTMENTS (98.48%)
(Cost $24,655,460)			$24,727,140

Other Assets In Excess Of Liabilities (1.52%)			381,204

NET ASSETS (100.00%)			$25,108,344

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

121 | April 30, 2019

RiverFront Asset Allocation Growth & Income
Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (98.09%)
Debt (24.65%)
RiverFront Dynamic Core Income ETF(a)	550,632	$13,432,667
RiverFront Dynamic Unconstrained Income ETF(a)	55,881	1,411,275
Riverfront Strategic Income Fund(a)	125,546	3,097,220
		17,941,162
Equity (73.44%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	36,754	1,899,814
First Trust RiverFront Dynamic
Developed International ETF(a)	186,218	10,815,542
First Trust RiverFront Dynamic
Emerging Markets ETF(a)	139,906	8,809,881
First Trust RiverFront Dynamic Europe ETF(a)	52,219	3,154,028
RiverFront Dynamic US Dividend Advantage ETF(a)	449,265	14,798,025
RiverFront Dynamic US Flex-Cap ETF(a)	409,562	13,978,965
		53,456,255
TOTAL EXCHANGE TRADED FUNDS
(Cost $70,576,019)		71,397,417

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.11%)
Money Market Fund (2.11%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	1,535,721	1,535,721

TOTAL MONEY MARKET FUND			1,535,721

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,535,721)			1,535,721

TOTAL INVESTMENTS (100.20%)
(Cost $72,111,740)			$72,933,138

Liabilities In Excess Of Other Assets (-0.20%)			(147,707)

NET ASSETS (100.00%)			$72,785,431

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

122 | April 30, 2019

RiverFront Asset Allocation Moderate
Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.62%)
Debt (45.19%)
RiverFront Dynamic Core Income ETF(a)	1,024,805	$25,000,118
RiverFront Dynamic Unconstrained
Income ETF(a)	49,531	1,250,905
Riverfront Strategic Income Fund(a)	106,489	2,627,084
		28,878,107
Equity (53.43%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	10,449	540,109
First Trust RiverFront Dynamic
Developed International ETF(a)	88,470	5,138,337
First Trust RiverFront Dynamic Europe ETF(a)	8,222	496,609
RiverFront Dynamic US Dividend Advantage ETF(a)	536,908	17,684,837
RiverFront Dynamic US Flex-Cap ETF(a)	301,375	10,286,381
		34,146,273
TOTAL EXCHANGE TRADED FUNDS
(Cost $61,928,160)		63,024,380

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.36%)
Money Market Fund (1.36%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	866,745	866,745

TOTAL MONEY MARKET FUND			866,745

TOTAL SHORT-TERM INVESTMENTS
(Cost $866,745)			866,745

TOTAL INVESTMENTS (99.98%)
(Cost $62,794,905)			$63,891,125

Other Assets In Excess Of Liabilities (0.02%)			15,537

NET ASSETS (100.00%)			$63,906,662

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

123 | April 30, 2019

RiverFront Asset Allocation Income & Growth
Statement of Investments	April 30, 2019 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.27%)
Debt (65.24%)
RiverFront Dynamic Core Income ETF(a)	207,078	$5,051,668
RiverFront Dynamic Unconstrained Income ETF(a)	6,625	167,314
Riverfront Strategic Income Fund(a)	14,494	357,567
		5,576,549
Equity (33.03%)
First Trust RiverFront Dynamic
Developed International ETF(a)	3,764	218,613
First Trust RiverFront Dynamic Europe ETF(a)	534	32,254
RiverFront Dynamic US Dividend Advantage ETF(a)	54,918	1,808,906
RiverFront Dynamic US Flex-Cap ETF(a)	22,353	762,941
		2,822,714
TOTAL EXCHANGE TRADED FUNDS
(Cost $8,197,792)		8,399,263

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.82%)
Money Market Fund (1.82%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	155,842	155,842

TOTAL MONEY MARKET FUND			155,842

TOTAL SHORT-TERM INVESTMENTS
(Cost $155,842)			155,842

TOTAL INVESTMENTS (100.09%)
(Cost $8,353,634)			$8,555,105

Liabilities In Excess Of Other Assets (-0.09%)			(7,520)

NET ASSETS (100.00%)			$8,547,585

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

124 | April 30, 2019

RiverFront Global Allocation Series
Statements of Assets and Liabilities	April 30, 2019 (Unaudited)

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth
ASSETS
Investments, at value	$571,905	$411,975	$1,535,721	$866,745	$155,842
Investments in affiliates, at value	40,814,225	24,315,165	71,397,417	63,024,380	8,399,263
Receivable for shares sold	320	398,442	13,002	85,593	–
Dividends and interest receivable	1,277	827	2,365	1,833	449
Total Assets	41,387,727	25,126,409	72,948,505	63,978,551	8,555,554
LIABILITIES
Payable for shares redeemed	89,021	299	114,778	16,906	–
Unitary administrative fees payable	17,569	10,325	30,667	26,847	3,646
Distribution and services fees payable	6,840	7,441	17,629	28,136	4,323
Total Liabilities	113,430	18,065	163,074	71,889	7,969
NET ASSETS	$41,274,297	$25,108,344	$72,785,431	$63,906,662	$8,547,585
NET ASSETS CONSIST OF
Paid-in capital	$42,432,190	$25,710,367	$74,086,715	$63,967,284	$8,453,345
Total distributable earnings	(1,157,893)	(602,023)	(1,301,284)	(60,622)	94,240
NET ASSETS	$41,274,297	$25,108,344	$72,785,431	$63,906,662	$8,547,585
INVESTMENTS, AT COST	$571,905	$411,975	$1,535,721	$866,745	$155,842
INVESTMENTS IN AFFILIATES, AT COST	$40,922,416	$24,243,485	$70,576,019	$61,928,160	$8,197,792

See Notes to Financial Statements.

125 | April 30, 2019

RiverFront Global Allocation Series
Statements of Assets and Liabilities (continued)	April 30, 2019 (Unaudited)

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.61	$11.11	$12.00	$10.31	$10.39
Net Assets	$4,365,534	$4,305,350	$7,342,019	$5,646,486	$147,290
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	376,048	387,627	611,944	547,437	14,173
Class A:
Net Asset Value, offering and redemption price per share	$11.52	$11.12	$11.99	$10.31	$10.38
Net Assets	$315,069	$620,355	$917,460	$1,692,016	$46,629
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	27,343	55,797	76,530	164,189	4,494
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.19	$11.77	$12.69	$10.91	$10.98
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.97	$10.57	$11.64	$10.16	$10.23
Net Assets	$6,561,914	$7,725,907	$19,235,467	$32,266,685	$5,176,126
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	598,171	730,590	1,653,040	3,176,434	505,851
Class I:
Net Asset Value, offering and redemption price per share	$11.82	$10.96	$11.95	$10.32	$10.21
Net Assets	$9,471,837	$12,456,732	$45,290,485	$24,301,475	$3,177,540
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	801,623	1,136,183	3,791,451	2,355,218	311,276
Investor Class II:
Net Asset Value, offering and redemption price per share	$11.51	N/A	N/A	N/A	N/A
Net Assets	$1,454,532	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	126,367	N/A	N/A	N/A	N/A
Class L:
Net Asset Value, offering and redemption price per share	$11.79	N/A	N/A	N/A	N/A
Net Assets	$19,105,411	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,619,934	N/A	N/A	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

126 | April 30, 2019

RiverFront Global Allocation Series
Statements of Operations	For the Six Months Ended April 30, 2019 (Unaudited)

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate	RiverFront Asset Allocation Income & Growth
INVESTMENT INCOME
Dividends	$7,958	$4,972	$14,321	$10,894	$2,057
Dividends from affiliated securities	304,942	240,131	799,386	852,460	123,309
Total Investment Income	312,900	245,103	813,707	863,354	125,366

EXPENSES
Administrative fees	52,361	32,020	94,061	84,144	11,253
Distribution and service fees
Investor Class	5,539	6,319	10,297	8,627	184
Class A	119	227	375	598	26
Class C	37,189	42,348	103,571	176,427	26,564
Investor Class II	2,075	–	–	–	–
Total Expenses	97,283	80,914	208,304	269,796	38,027
Net Expenses	97,283	80,914	208,304	269,796	38,027
Net Investment Income	215,617	164,189	605,403	593,558	87,339
Net realized loss on investments - affiliated securities	(1,111,287)	(730,275)	(2,159,418)	(1,194,372)	(113,103)
Net realized loss	(1,111,287)	(730,275)	(2,159,418)	(1,194,372)	(113,103)
Net change in unrealized appreciation on investments - affiliated securities	3,119,584	1,643,089	5,146,325	3,655,701	486,753
Net change in unrealized appreciation	3,119,584	1,643,089	5,146,325	3,655,701	486,753
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,008,297	912,814	2,986,907	2,461,329	373,650
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,223,914	$1,077,003	$3,592,310	$3,054,887	$460,989

See Notes to Financial Statements.

127 | April 30, 2019

RiverFront Asset Allocation Aggressive
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$215,617	$916,735
Net realized gain/(loss)	(1,111,287)	10,934,477
Net change in unrealized appreciation/(depreciation)	3,119,584	(14,907,919)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,223,914	(3,056,707)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(978,331)	(337,109)
Class A	(1,998)	–
Class C	(1,852,942)	(422,163)
Class I	(2,155,224)	(552,595)
Investor Class II(c)	(458,057)	(134,600)
Class L	(4,257,390)	(999,039)
Net Decrease in Net Assets from Distributions	(9,703,942)	(2,445,507)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	769,807	316,046
Class A(d)	314,846	10,000
Class C	307,898	1,137,491
Class I	1,645,214	4,319,752
Investor Class II(c)	72,801	35,666
Class L	1,619,130	2,000,911
Dividends reinvested
Investor Class(b)	945,702	332,210
Class A(d)	1,998	–
Class C	1,813,092	403,730
Class I	1,923,202	513,505
Investor Class II(c)	360,676	115,441
Class L	4,241,732	994,742
Shares redeemed
Investor Class(b)	(1,135,087)	(4,556,621)
Class A(d)	(17,960)	–
Class C	(2,610,178)	(2,272,781)
Class I	(5,172,514)	(4,539,710)
Investor Class II(c)	(608,438)	(1,316,015)
Class L	(3,006,861)	(6,678,837)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	1,465,060	(9,184,470)
Net decrease in net assets	(6,014,968)	(14,686,684)
NET ASSETS
Beginning of period	47,289,265	61,975,949
End of period	$41,274,297	$47,289,265

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(d)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

128 | April 30, 2019

RiverFront Asset Allocation Growth
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$164,189	$484,362
Net realized gain/(loss)	(730,275)	5,724,784
Net change in unrealized appreciation/(depreciation)	1,643,089	(7,705,320)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,077,003	(1,496,174)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(1,100,484)	(119,251)
Class A(c)	(1,683)	–
Class C	(1,707,644)	(182,204)
Class I	(2,320,050)	(253,902)
Net Decrease in Net Assets from Distributions	(5,129,861)	(555,357)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	61,554	1,400,966
Class A(c)	608,129	10,000
Class C	612,345	1,468,934
Class I	1,528,183	3,059,739
Dividends reinvested
Investor Class(b)	1,081,037	116,807
Class A(c)	1,683	–
Class C	1,664,028	170,811
Class I	2,237,531	249,708
Shares redeemed
Investor Class(b)	(1,989,656)	(2,495,195)
Class A(c)	(15,000)	–
Class C	(2,907,018)	(2,497,171)
Class I	(2,885,081)	(4,188,509)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,265)	(2,703,910)
Net decrease in net assets	(4,055,123)	(4,755,441)
NET ASSETS
Beginning of period	29,163,467	33,918,908
End of period	$25,108,344	$29,163,467

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

129 | April 30, 2019

RiverFront Asset Allocation Growth & Income
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$605,403	$1,343,287
Net realized gain/(loss)	(2,159,418)	12,049,269
Net change in unrealized appreciation/(depreciation)	5,146,325	(17,250,198)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,592,310	(3,857,642)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(1,266,741)	(498,424)
Class A(c)	(5,424)	(117)
Class C	(3,067,763)	(898,485)
Class I	(6,515,014)	(1,659,656)
Net Decrease in Net Assets from Distributions	(10,854,942)	(3,056,681)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	141,663	1,153,407
Class A(c)	1,095,084	13,540
Class C	779,573	3,149,024
Class I	4,370,053	30,676,562
Dividends reinvested
Investor Class(b)	1,222,833	473,791
Class A(c)	5,378	117
Class C	2,941,028	853,722
Class I	6,249,399	1,565,562
Shares redeemed
Investor Class(b)	(2,242,177)	(10,902,547)
Class A(c)	(218,342)	–
Class C	(5,497,717)	(5,371,606)
Class I	(12,733,285)	(9,883,640)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(3,886,510)	11,727,932
Net increase/(decrease) in net assets	(11,149,142)	4,813,609
NET ASSETS
Beginning of period	83,934,573	79,120,964
End of period	$72,785,431	$83,934,573

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

130 | April 30, 2019

RiverFront Asset Allocation Moderate
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$593,558	$1,293,172
Net realized gain/(loss)	(1,194,372)	11,740,607
Net change in unrealized appreciation/(depreciation)	3,655,701	(14,085,333)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,054,887	(1,051,554)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(1,126,475)	(777,381)
Class A(c)	(8,828)	(101)
Class C	(5,431,430)	(2,844,467)
Class I	(3,876,139)	(2,005,140)
Net Decrease in Net Assets from Distributions	(10,442,872)	(5,627,089)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	11,404	319,224
Class A(c)	1,665,577	10,000
Class C	765,245	1,962,397
Class I	1,779,371	7,717,359
Dividends reinvested
Investor Class(b)	1,075,365	716,488
Class A(c)	8,780	101
Class C	5,188,180	2,501,493
Class I	3,578,667	1,872,861
Shares redeemed
Investor Class(b)	(2,864,235)	(5,355,419)
Class A(c)	(30,313)	–
Class C	(10,541,264)	(11,310,667)
Class I	(6,616,180)	(9,936,285)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(5,979,403)	(11,502,448)
Net decrease in net assets	(13,367,388)	(18,181,091)
NET ASSETS
Beginning of period	77,274,050	95,455,141
End of period	$63,906,662	$77,274,050

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

131 | April 30, 2019

RiverFront Asset Allocation Income & Growth
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$87,339	$175,809
Net realized gain/(loss)	(113,103)	727,099
Net change in unrealized appreciation/(depreciation)	486,753	(1,107,616)
Net Increase/(Decrease) in Net Assets Resulting from Operations	460,989	(204,708)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(10,983)	(33,467)
Class A(c)	(932)	(107)
Class C	(403,919)	(195,462)
Class I	(294,697)	(129,870)
Net Decrease in Net Assets from Distributions	(710,531)	(358,906)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	–	85,248
Class A(c)	35,747	10,000
Class C	744,610	546,309
Class I	988,567	1,943,290
Dividends reinvested
Investor Class(b)	10,930	33,226
Class A(c)	876	107
Class C	355,634	166,582
Class I	294,452	121,619
Shares redeemed
Investor Class(b)	(29,814)	(1,057,036)
Class A(c)	(199)	–
Class C	(1,460,912)	(1,922,324)
Class I	(1,860,656)	(794,641)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(920,765)	(867,620)
Net decrease in net assets	(1,170,307)	(1,431,234)
NET ASSETS
Beginning of period	9,717,892	11,149,126
End of period	$8,547,585	$9,717,892

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

132 | April 30, 2019

RiverFront Asset Allocation Aggressive – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.59		$16.27		$13.54	$13.95	$15.44	$15.26		$14.89
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.06		0.25		0.16	0.23	0.24	0.08		0.12
Net realized and unrealized gain/(loss)	0.23		(1.27)		2.76	(0.31)	(0.04)	0.10		1.88
Total from investment operations	0.29		(1.02)		2.92	(0.08)	0.20	0.18		2.00
DISTRIBUTIONS:
From net investment income	(0.19)		(0.21)		(0.19)	(0.20)	(0.25)	–		(0.12)
From net realized gains	(3.08)		(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(3.27)		(0.66)		(0.19)	(0.33)	(1.69)	–		(1.63)
Net increase/(decrease) in net asset value	(2.98)		(1.68)		2.73	(0.41)	(1.49)	0.18		0.37
Net asset value, end of period	$11.61		$14.59		$16.27	$13.54	$13.95	$15.44		$15.26
TOTAL RETURN(e)	5.41%		(6.62)%		21.81%	(0.57)%	1.34%	1.18%		13.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,366		$4,491		$8,935	$9,618	$18,308	$16,694		$16,440
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(f)	0.93%		1.45%	1.40%	1.38%	1.38	%(f)	1.40%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(f)	0.75	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	0.97	%(f)	1.56%		1.09%	1.77%	1.67%	1.08	%(f)	0.76%
Portfolio turnover rate(h)	9%		200%		60%	113%	71%	48%		85%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

133 | April 30, 2019

RiverFront Asset Allocation Aggressive – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.51		$16.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.16
Net realized and unrealized gain/(loss)	0.24		(2.00)
Total from investment operations	0.28		(1.84)

DISTRIBUTIONS:
From net investment income	(0.19)		–
From net realized gains	(3.08)		–
Total distributions	(3.27)		–

Net (decrease) in net asset value	(2.99)		(1.84)
Net asset value, end of period	$11.52		$14.51
TOTAL RETURN(b)	5.38%		(11.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$315		$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of net investment income to average net assets	0.70	%(c)	2.66	%(c)
Portfolio turnover rate(d)	9%		200%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

134 | April 30, 2019

RiverFront Asset Allocation Aggressive – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.01		$15.73		$13.18	$13.67	$15.19	$15.07		$14.76
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.02		0.12		0.04	0.12	0.13	0.03		0.01
Net realized and unrealized gain/(loss)	0.19		(1.20)		2.68	(0.30)	(0.04)	0.09		1.86
Total from investment operations	0.21		(1.08)		2.72	(0.18)	0.09	0.12		1.87
DISTRIBUTIONS:
From net investment income	(0.17)		(0.19)		(0.17)	(0.18)	(0.17)	–		(0.05)
From net realized gains	(3.08)		(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(3.25)		(0.64)		(0.17)	(0.31)	(1.61)	–		(1.56)
Net increase/(decrease) in net asset value	(3.04)		(1.72)		2.55	(0.49)	(1.52)	0.12		0.31
Net asset value, end of period	$10.97		$14.01		$15.73	$13.18	$13.67	$15.19		$15.07
TOTAL RETURN(d)	4.99%		(7.24)%		20.87%	(1.31)%	0.59%	0.80%		12.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,562		$8,597		$10,408	$11,447	$12,908	$11,420		$11,511
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)	1.63%		2.20%	2.16%	2.13%	2.13	%(e)	2.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.27	%(e)	0.80%		0.29%	0.92%	0.88%	0.38	%(e)	0.07%
Portfolio turnover rate(g)	9%		200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

135 | April 30, 2019

RiverFront Asset Allocation Aggressive – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.78		$16.43		$13.65	$14.03	$15.52	$15.32		$14.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.08		0.29		0.19	0.26	0.26	0.10		0.17
Net realized and unrealized gain/(loss)	0.23		(1.27)		2.78	(0.30)	(0.03)	0.10		1.89
Total from investment operations	0.31		(0.98)		2.97	(0.04)	0.23	0.20		2.06
DISTRIBUTIONS:
From net investment income	(0.19)		(0.22)		(0.19)	(0.21)	(0.28)	–		(0.15)
From net realized gains	(3.08)		(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(3.27)		(0.67)		(0.19)	(0.34)	(1.72)	–		(1.66)
Net increase/(decrease) in net asset value	(2.96)		(1.65)		2.78	(0.38)	(1.49)	0.20		0.40
Net asset value, end of period	$11.82		$14.78		$16.43	$13.65	$14.03	$15.52		$15.32
TOTAL RETURN(d)	5.56%		(6.33)%		22.05%	(0.31)%	1.51%	1.31%		14.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,472		$12,701		$13,873	$10,140	$16,412	$13,343		$11,845
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(e)	0.62%		1.20%	1.15%	1.29%	1.36	%(e)	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(e)	0.46	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.26	%(e)	1.79%		1.29%	1.98%	1.77%	1.32	%(e)	1.13%
Portfolio turnover rate(g)	9%		200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

136 | April 30, 2019

RiverFront Asset Allocation Aggressive – Investor Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.50		$16.18		$13.47	$13.87	$15.37	$15.19		$14.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.01		0.25		0.15	0.23	0.26	0.09		0.13
Net realized and unrealized gain/(loss)	0.27		(1.27)		2.75	(0.30)	(0.07)	0.09		1.87
Total from investment operations	0.28		(1.02)		2.90	(0.07)	0.19	0.18		2.00
DISTRIBUTIONS:
From net investment income	(0.19)		(0.21)		(0.19)	(0.20)	(0.25)	–		(0.12)
From net realized gains	(3.08)		(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(3.27)		(0.66)		(0.19)	(0.33)	(1.69)	–		(1.63)
Net increase/(decrease) in net asset value	(2.99)		(1.68)		2.71	(0.40)	(1.50)	0.18		0.37
Net asset value, end of period	$11.51		$14.50		$16.18	$13.47	$13.87	$15.37		$15.19
TOTAL RETURN(e)	5.39%		(6.66)%		21.77%	(0.51)%	1.28%	1.18%		13.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,455		$2,043		$3,451	$4,667	$6,924	$7,762		$8,361
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(f)	0.91%		1.45%	1.40%	1.38%	1.38	%(f)	1.41%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(f)	0.74	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.10	%(f)	1.58%		1.04%	1.75%	1.78%	1.14	%(f)	0.85%
Portfolio turnover rate(h)	9%		200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

137 | April 30, 2019

RiverFront Asset Allocation Aggressive – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$14.76		$16.41		$13.63	$14.01	$15.49	$15.29		$14.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.83		0.30		0.19	0.25	0.27	0.11		0.17
Net realized and unrealized gain/(loss)	(0.53)		(1.28)		2.78	(0.29)	(0.03)	0.09		1.88
Total from investment operations	0.30		(0.98)		2.97	(0.04)	0.24	0.20		2.05
DISTRIBUTIONS:
From net investment income	(0.19)		(0.22)		(0.19)	(0.21)	(0.28)	–		(0.15)
From net realized gains	(3.08)		(0.45)		–	(0.13)	(1.44)	–		(1.51)
Total distributions	(3.27)		(0.67)		(0.19)	(0.34)	(1.72)	–		(1.66)
Net increase/(decrease) in net asset value	(2.97)		(1.65)		2.78	(0.38)	(1.48)	0.20		0.39
Net asset value, end of period	$11.79		$14.76		$16.41	$13.63	$14.01	$15.49		$15.29
TOTAL RETURN(d)	5.48%		(6.34)%		22.08%	(0.31)%	1.59%	1.31%		13.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,105		$19,449		$25,309	$22,552	$26,109	$24,400		$25,092
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(e)	0.63%		1.20%	1.16%	1.04%	1.02	%(e)	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(e)	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.23	%(e)	1.82%		1.27%	1.90%	1.86%	1.37	%(e)	1.11%
Portfolio turnover rate(g)	9%		200%		60%	113%	71%	48%		85%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

138 | April 30, 2019

RiverFront Asset Allocation Growth – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.20		$14.12		$11.91	$12.20	$13.14	$12.97		$11.93
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.08		0.23		0.15	0.21	0.22	0.08		0.10
Net realized and unrealized gain/(loss)	0.28		(0.91)		2.23	(0.32)	(0.06)	0.09		1.36
Total from investment operations	0.36		(0.68)		2.38	(0.11)	0.16	0.17		1.46
DISTRIBUTIONS:
From net investment income	(0.17)		(0.16)		(0.17)	(0.14)	(0.21)	–		(0.09)
From net realized gains	(2.28)		(0.08)		–	(0.04)	(0.89)	–		(0.33)
Total distributions	(2.45)		(0.24)		(0.17)	(0.18)	(1.10)	–		(0.42)
Net increase/(decrease) in net asset value	(2.09)		(0.92)		2.21	(0.29)	(0.94)	0.17		1.04
Net asset value, end of period	$11.11		$13.20		$14.12	$11.91	$12.20	$13.14		$12.97
TOTAL RETURN(e)	5.36%		(4.93)%		20.22%	(0.88)%	1.23%	1.31%		12.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,305		$6,077		$7,452	$6,467	$8,456	$8,372		$9,098
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(f)	0.87%		1.52%	1.45%	1.43%	1.50	%(f)	1.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(f)	0.72	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	1.44	%(f)	1.62%		1.14%	1.78%	1.71%	1.21	%(f)	0.83%
Portfolio turnover rate(h)	16%		210%		56%	124%	71%	47%		95%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

139 | April 30, 2019

RiverFront Asset Allocation Growth – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$13.20		$14.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.15
Net realized and unrealized gain/(loss)	0.31		(1.52)
Total from investment operations	0.37		(1.37)

DISTRIBUTIONS:
From net investment income	(0.17)		–
From net realized gains	(2.28)		–
Total distributions	(2.45)		–

Net (decrease) in net asset value	(2.08)		(1.37)
Net asset value, end of period	$11.12		$13.20
TOTAL RETURN(b)	5.44%		(9.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$620		$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of net investment income to average net assets	1.07	%(c)	2.68	%(c)
Portfolio turnover rate(d)	16%		210%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

140 | April 30, 2019

RiverFront Asset Allocation Growth – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$12.71		$13.69		$11.62	$11.98	$12.95	$12.83		$11.84
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.04		0.12		0.05	0.11	0.12	0.03		0.01
Net realized and unrealized gain/(loss)	0.25		(0.88)		2.17	(0.31)	(0.06)	0.09		1.34
Total from investment operations	0.29		(0.76)		2.22	(0.20)	0.06	0.12		1.35
DISTRIBUTIONS:
From net investment income	(0.15)		(0.14)		(0.15)	(0.12)	(0.14)	–		(0.03)
From net realized gains	(2.28)		(0.08)		–	(0.04)	(0.89)	–		(0.33)
Total distributions	(2.43)		(0.22)		(0.15)	(0.16)	(1.03)	–		(0.36)
Net increase/(decrease) in net asset value	(2.14)		(0.98)		2.07	(0.36)	(0.97)	0.12		0.99
Net asset value, end of period	$10.57		$12.71		$13.69	$11.62	$11.98	$12.95		$12.83
TOTAL RETURN(d)	4.95%		(5.66)%		19.36%	(1.61)%	0.46%	0.94%		11.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,726		$9,738		$11,341	$14,694	$17,089	$14,758		$14,624
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)	1.63%		2.26%	2.20%	2.18%	2.25	%(e)	2.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.67	%(e)	0.88%		0.42%	0.95%	0.94%	0.40	%(e)	0.05%
Portfolio turnover rate(g)	16%		210%		56%	124%	71%	47%		95%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

141 | April 30, 2019

RiverFront Asset Allocation Growth – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.05		$13.94		$11.73	$11.99	$12.92	$12.75		$11.72
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09		0.26		0.18	0.22	0.22	0.09		0.13
Net realized and unrealized gain/(loss)	0.28		(0.91)		2.20	(0.30)	(0.04)	0.08		1.34
Total from investment operations	0.37		(0.65)		2.38	(0.08)	0.18	0.17		1.47
DISTRIBUTIONS:
From net investment income	(0.18)		(0.16)		(0.17)	(0.14)	(0.22)	–		(0.11)
From net realized gains	(2.28)		(0.08)		–	(0.04)	(0.89)	–		(0.33)
Total distributions	(2.46)		(0.25)		(0.17)	(0.18)	(1.11)	–		(0.44)
Net increase/(decrease) in net asset value	(2.09)		(0.89)		2.21	(0.26)	(0.93)	0.17		1.03
Net asset value, end of period	$10.96		$13.05		$13.94	$11.73	$11.99	$12.92		$12.75
TOTAL RETURN(d)	5.47%		(4.74)%		20.58%	(0.60)%	1.49%	1.33%		12.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,457		$13,339		$15,126	$14,240	$18,739	$12,895		$10,521
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(e)	0.62%		1.27%	1.20%	1.18%	1.26	%(e)	1.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(e)	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.65	%(e)	1.87%		1.39%	1.94%	1.83%	1.41	%(e)	1.07%
Portfolio turnover rate(g)	16%		210%		56%	124%	71%	47%		95%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth was known as the RiverFront Global Allocation Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

142 | April 30, 2019

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.37		$14.48		$12.38	$12.63		$13.10	$12.97		$12.24
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.10		0.25		0.17	0.21		0.25	0.09		0.17
Net realized and unrealized gain/(loss)	0.41		(0.80)		2.09	(0.00	)(e)	(0.04)	0.13		1.17
Total from investment operations	0.51		(0.55)		2.26	0.21		0.21	0.22		1.34
DISTRIBUTIONS:
From net investment income	(0.10)		(0.24)		(0.16)	(0.21)		(0.22)	(0.09)		(0.17)
From net realized gains	(1.78)		(0.32)		–	(0.25)		(0.46)	–		(0.44)
Total distributions	(1.88)		(0.56)		(0.16)	(0.46)		(0.68)	(0.09)		(0.61)
Net increase/(decrease) in net asset value	(1.37)		(1.11)		2.10	(0.25)		(0.47)	0.13		0.73
Net asset value, end of period	$12.00		$13.37		$14.48	$12.38		$12.63	$13.10		$12.97
TOTAL RETURN(f)	5.56%		(4.03)%		18.37%	1.80%		1.64%	1.66%		11.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,342		$9,062		$19,123	$20,227		$19,769	$17,275		$15,374
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(g)	0.85%		1.37%	1.35%		1.35%	1.39	%(g)	1.42%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(g)	0.74	%(h)	1.15%	1.15%		1.15%	1.15	%(g)	1.15%
Ratio of net investment income to average net assets	1.67	%(g)	1.70%		1.24%	1.74%		1.98%	1.33	%(g)	1.38%
Portfolio turnover rate(i)	24%		224%		63%	129%		75%	45%		99%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

143 | April 30, 2019

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$13.36		$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.15
Net realized and unrealized gain/(loss)	0.43		(1.34)
Total from investment operations	0.51		(1.19)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.15)
From net realized gains	(1.78)		–
Total distributions	(1.88)		(0.15)

Net (decrease) in net asset value	(1.37)		(1.34)
Net asset value, end of period	$11.99		$13.36
TOTAL RETURN(b)	5.60%		(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$917		$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of net investment income to average net assets	1.42	%(c)	2.65	%(c)
Portfolio turnover rate(d)	24%		224%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

144 | April 30, 2019

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.03		$14.16		$12.15	$12.44	$12.97	$12.84		$12.13
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.05		0.14		0.07	0.13	0.15	0.04		0.08
Net realized and unrealized gain/(loss)	0.40		(0.78)		2.05	(0.02)	(0.04)	0.13		1.15
Total from investment operations	0.45		(0.64)		2.12	0.11	0.11	0.17		1.23
DISTRIBUTIONS:
From net investment income	(0.06)		(0.17)		(0.11)	(0.15)	(0.18)	(0.04)		(0.08)
From net realized gains	(1.78)		(0.32)		–	(0.25)	(0.46)	–		(0.44)
Total distributions	(1.84)		(0.49)		(0.11)	(0.40)	(0.64)	(0.04)		(0.52)
Net increase/(decrease) in net asset value	(1.39)		(1.13)		2.01	(0.29)	(0.53)	0.13		0.71
Net asset value, end of period	$11.64		$13.03		$14.16	$12.15	$12.44	$12.97		$12.84
TOTAL RETURN(d)	5.19%		(4.74)%		17.53%	0.97%	0.86%	1.30%		10.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,235		$23,111		$26,514	$32,217	$34,766	$30,170		$25,787
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)	1.57%		2.12%	2.10%	2.10%	2.15	%(e)	2.18%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	0.92	%(e)	1.01%		0.51%	1.08%	1.18%	0.60	%(e)	0.61%
Portfolio turnover rate(g)	24%		224%		63%	129%	75%	45%		99%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

145 | April 30, 2019

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$13.31		$14.42		$12.31	$12.56	$13.02	$12.88		$12.16
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11		0.29		0.20	0.25	0.28	0.10		0.20
Net realized and unrealized gain/(loss)	0.42		(0.82)		2.09	(0.01)	(0.05)	0.14		1.16
Total from investment operations	0.53		(0.53)		2.29	0.24	0.23	0.24		1.36
DISTRIBUTIONS:
From net investment income	(0.11)		(0.26)		(0.18)	(0.24)	(0.23)	(0.10)		(0.20)
From net realized gains	(1.78)		(0.32)		–	(0.25)	(0.46)	–		(0.44)
Total distributions	(1.89)		(0.59)		(0.18)	(0.49)	(0.69)	(0.10)		(0.64)
Net increase/(decrease) in net asset value	(1.36)		(1.11)		2.11	(0.25)	(0.46)	0.14		0.72
Net asset value, end of period	$11.95		$13.31		$14.42	$12.31	$12.56	$13.02		$12.88
TOTAL RETURN(d)	5.79%		(3.88)%		18.75%	2.01%	1.83%	1.88%		11.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$45,290		$51,749		$33,484	$28,833	$22,780	$20,997		$18,254
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(e)	0.53%		1.12%	1.10%	1.10%	1.15	%(e)	1.17%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(e)	0.44	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	1.91	%(e)	2.04%		1.50%	2.06%	2.21%	1.57	%(e)	1.61%
Portfolio turnover rate(g)	24%		224%		63%	129%	75%	45%		99%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

146 | April 30, 2019

RiverFront Asset Allocation Moderate – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(c)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.54		$12.47		$11.22	$11.48	$12.15	$11.99		$11.66
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.11		0.22		0.18	0.21	0.23	0.09		0.16
Net realized and unrealized gain/(loss)	0.34		(0.36)		1.23	(0.01)	(0.06)	0.16		0.89
Total from investment operations	0.45		(0.14)		1.41	0.20	0.17	0.25		1.05
DISTRIBUTIONS:
From net investment income	(0.10)		(0.22)		(0.16)	(0.21)	(0.20)	(0.09)		(0.16)
From net realized gains	(1.58)		(0.57)		–	(0.25)	(0.64)	–		(0.56)
Total distributions	(1.68)		(0.79)		(0.16)	(0.46)	(0.84)	(0.09)		(0.72)
Net increase/(decrease) in net asset value	(1.23)		(0.93)		1.25	(0.26)	(0.67)	0.16		0.33
Net asset value, end of period	$10.31		$11.54		$12.47	$11.22	$11.48	$12.15		$11.99
TOTAL RETURN(e)	5.41%		(1.32)%		12.67%	1.81%	1.33%	2.12%		9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,646		$8,244		$13,311	$22,679	$24,402	$27,598		$31,033
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(f)	0.84%		1.33%	1.31%	1.30%	1.31	%(f)	1.32%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(f)	0.74	%(g)	1.15%	1.15%	1.15%	1.15	%(f)	1.15%
Ratio of net investment income to average net assets	2.06	%(f)	1.78%		1.49%	1.87%	1.97%	1.54	%(f)	1.35%
Portfolio turnover rate(h)	19%		209%		56%	132%	110%	42%		98%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

147 | April 30, 2019

RiverFront Asset Allocation Moderate – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.53		$12.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.11
Net realized and unrealized gain/(loss)	0.36		(0.74)
Total from investment operations	0.46		(0.63)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.12)
From net realized gains	(1.58)		–
Total distributions	(1.68)		(0.12)

Net (decrease) in net asset value	(1.22)		(0.75)
Net asset value, end of period	$10.31		$11.53
TOTAL RETURN(b)	5.56%		(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,692		$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of net investment income to average net assets	1.90	%(c)	2.44	%(c)
Portfolio turnover rate(d)	19%		209%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

148 | April 30, 2019

RiverFront Asset Allocation Moderate – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.39		$12.34		$11.12	$11.39	$12.10	$11.94		$11.62
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.07		0.12		0.08	0.13	0.13	0.05		0.07
Net realized and unrealized gain/(loss)	0.35		(0.36)		1.24	(0.02)	(0.06)	0.16		0.89
Total from investment operations	0.42		(0.24)		1.32	0.11	0.07	0.21		0.96
DISTRIBUTIONS:
From net investment income	(0.07)		(0.14)		(0.10)	(0.13)	(0.14)	(0.05)		(0.08)
From net realized gains	(1.58)		(0.57)		–	(0.25)	(0.64)	–		(0.56)
Total distributions	(1.65)		(0.71)		(0.10)	(0.38)	(0.78)	(0.05)		(0.64)
Net increase/(decrease) in net asset value	(1.23)		(0.95)		1.22	(0.27)	(0.71)	0.16		0.32
Net asset value, end of period	$10.16		$11.39		$12.34	$11.12	$11.39	$12.10		$11.94
TOTAL RETURN(d)	5.13%		(2.16)%		11.94%	1.03%	0.52%	1.75%		8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$32,267		$40,792		$51,231	$63,480	$70,771	$66,445		$63,031
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)	1.56%		2.08%	2.06%	2.05%	2.07	%(e)	2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	1.47	%(f)	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Ratio of net investment income to average net assets	1.32	%(e)	1.03%		0.70%	1.14%	1.14%	0.77	%(e)	0.59%
Portfolio turnover rate(g)	19%		209%		56%	132%	110%	42%		98%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

149 | April 30, 2019

RiverFront Asset Allocation Moderate – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014
Net asset value, beginning of period	$11.54		$12.48		$11.21	$11.47	$12.14	$11.98		$11.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.12		0.25		0.20	0.24	0.25	0.11		0.19
Net realized and unrealized gain/(loss)	0.35		(0.37)		1.25	(0.01)	(0.06)	0.16		0.89
Total from investment operations	0.47		(0.12)		1.45	0.23	0.19	0.27		1.08
DISTRIBUTIONS:
From net investment income	(0.11)		(0.25)		(0.18)	(0.24)	(0.22)	(0.11)		(0.19)
From net realized gains	(1.58)		(0.57)		–	(0.25)	(0.64)	–		(0.56)
Total distributions	(1.69)		(0.82)		(0.18)	(0.49)	(0.86)	(0.11)		(0.75)
Net increase/(decrease) in net asset value	(1.22)		(0.94)		1.27	(0.26)	(0.67)	0.16		0.33
Net asset value, end of period	$10.32		$11.54		$12.48	$11.21	$11.47	$12.14		$11.98
TOTAL RETURN(d)	5.63%		(1.16)%		13.05%	2.05%	1.50%	2.25%		9.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$24,301		$28,228		$30,913	$43,056	$46,350	$42,081		$37,832
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(e)	0.56%		1.08%	1.06%	1.05%	1.07	%(e)	1.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(e)	0.47	%(f)	0.90%	0.90%	0.90%	0.90	%(e)	0.90%
Ratio of net investment income to average net assets	2.32	%(e)	2.02%		1.71%	2.16%	2.16%	1.77	%(e)	1.59%
Portfolio turnover rate(g)	19%		209%		56%	132%	110%	42%		98%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

150 | April 30, 2019

RiverFront Asset Allocation Income & Growth – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018 (a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (c)
Net asset value, beginning of period	$10.67		$11.25		$10.53	$10.46	$10.86	$10.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.12		0.22		0.16	0.18	0.18	0.07
Net realized and unrealized gain/(loss)	0.40		(0.41)		0.71	0.07	(0.14)	0.04
Total from investment operations	0.52		(0.19)		0.87	0.25	0.04	0.11
DISTRIBUTIONS:
From net investment income	(0.10)		(0.21)		(0.15)	(0.16)	(0.15)	(0.08)
From net realized gains	(0.70)		(0.18)		–	(0.02)	(0.29)	–
Total distributions	(0.80)		(0.39)		(0.15)	(0.18)	(0.44)	(0.08)
Net increase/(decrease) in net asset value	(0.28)		(0.58)		0.72	0.07	(0.40)	0.03
Net asset value, end of period	$10.39		$10.67		$11.25	$10.53	$10.46	$10.86
TOTAL RETURN(e)	5.41%		(1.79)%		8.33%	2.47%	0.40%	0.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$147		$170		$1,133	$1,037	$1,038	$1,089
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(f)	1.36%		1.98%	1.84%	2.06%	2.39	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(f)	0.78	%(g)	1.15%	1.15%	1.15%	1.15	%(f)
Ratio of net investment income to average net assets	2.35	%(f)	1.98%		1.44%	1.68%	1.74%	1.22	%(f)
Portfolio turnover rate(h)	20%		219%		63%	137%	186%	34%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(c)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(d)	Calculated using the average shares method.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

151 | April 30, 2019

RiverFront Asset Allocation Income & Growth – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.66		$11.12

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.11
Net realized and unrealized gain/(loss)	0.40		(0.45)
Total from investment operations	0.52		(0.34)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.12)
From net realized gains	(0.70)		–
Total distributions	(0.80)		(0.12)

Net (decrease) in net asset value	(0.28)		(0.46)
Net asset value, end of period	$10.38		$10.66
TOTAL RETURN(b)	5.45%		(3.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$47		$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50	%(c)
Ratio of net investment income to average net assets	2.26	%(c)	2.64	%(c)
Portfolio turnover rate(d)	20%		219%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

152 | April 30, 2019

RiverFront Asset Allocation Income & Growth – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018 (a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (b)
Net asset value, beginning of period	$10.53		$11.12		$10.44	$10.37	$10.81	$10.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.08		0.14		0.08	0.10	0.09	0.03
Net realized and unrealized gain/(loss)	0.39		(0.41)		0.69	0.08	(0.13)	0.04
Total from investment operations	0.47		(0.27)		0.77	0.18	(0.04)	0.07
DISTRIBUTIONS:
From net investment income	(0.07)		(0.14)		(0.09)	(0.09)	(0.11)	(0.03)
From net realized gains	(0.70)		(0.18)		–	(0.02)	(0.29)	–
Total distributions	(0.77)		(0.33)		(0.09)	(0.11)	(0.40)	(0.03)
Net increase/(decrease) in net asset value	(0.30)		(0.59)		0.68	0.07	(0.44)	0.04
Net asset value, end of period	$10.23		$10.53		$11.12	$10.44	$10.37	$10.81
TOTAL RETURN(d)	4.95%		(2.48)%		7.42%	1.74%	(0.39)%	0.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,176		$5,689		$7,234	$11,550	$8,610	$5,021
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(e)	1.95%		2.68%	2.60%	2.81%	3.14	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(e)	1.48	%(f)	1.90%	1.90%	1.90%	1.90	%(e)
Ratio of net investment income to average net assets	1.55	%(e)	1.27%		0.77%	0.92%	0.88%	0.47	%(e)
Portfolio turnover rate(g)	20%		219%		63%	137%	186%	34%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

153 | April 30, 2019

RiverFront Asset Allocation Income & Growth – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018 (a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (b)
Net asset value, beginning of period	$10.50		$11.08		$10.36	$10.30	$10.70	$10.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.13		0.25		0.18	0.19	0.19	0.07
Net realized and unrealized gain/(loss)	0.39		(0.41)		0.70	0.08	(0.13)	0.06
Total from investment operations	0.52		(0.16)		0.88	0.27	0.06	0.13
DISTRIBUTIONS:
From net investment income	(0.11)		(0.24)		(0.16)	(0.19)	(0.17)	(0.09)
From net realized gains	(0.70)		(0.18)		–	(0.02)	(0.29)	–
Total distributions	(0.81)		(0.43)		(0.16)	(0.21)	(0.46)	(0.09)
Net increase/(decrease) in net asset value	(0.29)		(0.58)		0.72	0.06	(0.40)	0.04
Net asset value, end of period	$10.21		$10.50		$11.08	$10.36	$10.30	$10.70
TOTAL RETURN(d)	5.52%		(1.50)%		8.60%	2.66%	0.60%	1.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,178		$3,850		$2,783	$2,264	$2,171	$2,830
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(e)	0.88%		1.71%	1.60%	1.80%	2.12	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(e)	0.45	%(f)	0.90%	0.90%	0.90%	0.90	%(e)
Ratio of net investment income to average net assets	2.51	%(e)	2.27%		1.68%	1.90%	1.84%	1.34	%(e)
Portfolio turnover rate(g)	20%		219%		63%	137%	186%	34%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Income & Growth was known as the RiverFront Conservative Income Builder Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

154 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 12 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, RiverFront Asset Allocation Income & Growth, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. The ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. Effective February 28, 2018, RiverFront Asset Allocation Aggressive seeks to achieve long-term capital appreciation. RiverFront Asset Allocation Growth seeks to provide high total investment return. RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income. RiverFront Asset Allocation Moderate has two primary investment objectives- it seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital. RiverFront Asset Allocation Income & Growth seeks to provide current income and potential for that income to grow over time. The ALPS | Smith Total Return Bond Fund capital seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2019, net assets of the CoreCommodity Fund were $643,029,238 of which $111,888,698 or 17.40%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund. As of April 30, 2019, net assets of the Kotak Fund were $27,430,092 of which $11,231,907 or 40.95%, represented the Kotak Fund’s ownership of all issued shares and voting rights of the Portfolio.

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. However, due to recently enacted legislation the benefits of the Treaty have been reduced and some gains derived by the Portfolio due to the sale of securities will be subject to taxation in India. On April 1, 2017, the General Anti-Avoidance Rules (“GAAR”) which contain treaty

155 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

override provisions were enacted. Capital gains on sale of shares acquired on or after April 1, 2017, are taxable in India as per the amended India – Mauritius treaty. The benefit of a lower rate of taxation (50% of the applicable tax rate in India) is provided for the gains on shares arising during the period from April 1, 2017 to March 31, 2019 subject to compliance with the Limitation of Benefit clause.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing services value such securities based on bid prices for round lots; round lot prices may reflect more favorable pricing than odd lot holdings. A Fund may, in consideration of the foregoing, purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. The ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund (the “Smith Funds”) have odd lot pricing policies it employs to value odd lot securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a

156 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2019:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$195,002,380	$–	$–	$195,002,380
Master Limited Partnerships(a)	1,893,369	–	–	1,893,369
Government Bonds	–	412,021,449	–	412,021,449
Total	$196,895,749	$412,021,449	$–	$608,917,198
Other Financial Instruments
Assets
Futures Contracts	$2,082,165	$–	$–	$2,082,165
Total Return Swap Contracts	–	372	–	372
Liabilities
Futures Contracts	(2,819,495)	–	–	(2,819,495)
Total	$(737,330)	$372	$–	$(736,958)

157 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$–	$2,256,229	$–	$2,256,229
Consumer Staples	–	2,152,342	–	2,152,342
Energy	–	1,990,034	–	1,990,034
Financials	2,574,734	6,509,300	–	9,084,034
Health Care	137,052	1,193,807	–	1,330,859
Industrials	163,978	2,107,458	–	2,271,436
Information Technology	1,102,792	2,471,482	–	3,574,274
Materials	503,669	2,294,775	–	2,798,444
Real Estate	208,156	235,344	–	443,500
Total	$4,690,381	$21,210,771	$–	$25,901,152

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$1,186,031	$–	$1,186,031
Commercial Mortgage-Backed Securities	–	153,415	–	153,415
Mortgage-Backed Securities	–	43,509	–	43,509
Corporate Bonds	–	19,449,781	–	19,449,781
Government Bonds	–	14,191,069	–	14,191,069
Municipal Bonds	–	331,659	–	331,659
Short Term Investments	129,252	–	–	129,252
Total	$129,252	$35,355,464	$–	$35,484,716

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$12,401,585	$–	$12,401,585
Corporate Bonds	–	27,662,908	–	27,662,908
Government Bonds	–	17,730,769	–	17,730,769
Short Term Investments	1,107,217	–	–	1,107,217
Total	$1,107,217	$57,795,262	$–	$58,902,479

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Closed-End Funds	$20,652,808	$15,086,103	$–	$35,738,911
Common Stocks(a)	101,444,834	57,733,619	–	159,178,453
Short-Term Investments	8,066,856	–	–	8,066,856
Total	$130,164,498	$72,819,722	$–	$202,984,220

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Research Value Fund
Common Stocks(a)	$85,798,651	$–	$–	$85,798,651
Exchange Traded Funds	471,370	–	–	471,370
Short-Term Investments	147,399	–	–	147,399
Total	$86,417,420	$–	$–	$86,417,420

158 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Closed-End Funds	$2,156,154	$–	$–	$2,156,154
Common Stocks
Communications	96,151	1,142,656	–	1,238,807
Consumer Discretionary	6,851,315	4,288,109	–	11,139,424
Energy	–	2,214,111	–	2,214,111
Financials	–	10,457,096	–	10,457,096
Health Care	347,844	–	–	347,844
Industrials	–	1,823,686	–	1,823,686
Materials	–	849,175	–	849,175
Technology	5,299,061	4,593,610	–	9,892,671
Short Term Security	174,326	–	–	174,326
Total	$14,924,851	$25,368,443	$–	$40,293,294
Other Financial Instruments
Assets:
Total Return Swap Contracts	$–	$486,650	$–	$486,650
Liabilities:
Total Return Swap Contracts	–	(129,087)	–	(129,087)
Total	$–	$357,563	$–	$357,563

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Aggressive
Exchange Traded Funds	$40,814,225	$–	$–	$40,814,225
Short-Term Investments	571,905	–	–	571,905
Total	$41,386,130	$–	$–	$41,386,130

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth
Exchange Traded Funds	$24,315,165	$–	$–	$24,315,165
Short-Term Investments	411,975	–	–	411,975
Total	$24,727,140	$–	$–	$24,727,140

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$71,397,417	$–	$–	$71,397,417
Short-Term Investments	1,535,721	–	–	1,535,721
Total	$72,933,138	$–	$–	$72,933,138

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Moderate
Exchange Traded Funds	$63,024,380	$–	$–	$63,024,380
Short-Term Investments	866,745	–	–	866,745
Total	$63,891,125	$–	$–	$63,891,125

159 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Income & Growth
Exchange Traded Funds	$8,399,263	$–	$–	$8,399,263
Short-Term Investments	155,842	–	–	155,842
Total	$8,555,105	$–	$–	$8,555,105

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except the RiverFront Asset Allocation Income & Growth, RiverFront Asset Allocation Growth & Income,RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Income & Growth, RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund declare and distribute dividends, if any, on a monthly basis and capital gains, if any, on at least an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be

160 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

161 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Master Limited Partnerships: Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

162 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund and Clough China Fund primarily enter into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at April 30, 2019 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the six-month period ended April 30, 2019 was $370,837,713. The average notional amount of the swap positions held in the Clough China Fund for the six-month period ended April 30, 2019 was $2,915,200.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a

163 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the six-month period ended April 30, 2019 was $92,021,949.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the six-month period ended April 30, 2019:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$2,082,165	Unrealized depreciation on futures contracts(b)	$(2,819,495)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	372	Unrealized depreciation on total return swap contracts	N/A
Total		$2,082,537		$(2,819,495)

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$459,377	Unrealized depreciation on total return swap contracts	$(101,814)
Total		$459,377		$(101,814)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

164 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended April 30, 2019:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized depreciation on futures contracts	$(11,055,385)	$(3,269,201)
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/ Net change in unrealized depreciation on total return swap contracts	(20,396,816)	(698)
Total		$(31,452,201)	$(3,269,899)
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$171,981	$488,179
Total		$171,981	$488,179

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2019:

Offsetting of Derivatives Asset

April 30, 2019

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$372	$–	$372	$(372)	$–	$–
Total	$372	$–	$372	$(372)	$–	$–
Clough China Fund
Total Return Swap Contracts	$459,377	$–	$459,377	$(129,087)	$–	$357,563
Total	$459,377	$–	$459,377	$(129,087)	$–	$357,563

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

165 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Offsetting of Derivatives Liability

April 30, 2019

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Clough China Fund
Total Return Swap Contracts	$129,087	$–	$129,087	$(129,087)	$–	$–
Total	$129,087	$–	$129,087	$(129,087)	$–	$–

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2019.

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$13,217,549	$–	–
ALPS | Kotak India Growth Fund	–	883,873	–
ALPS | Smith Short Duration Bond Fund	68,617	–	–
ALPS | Smith Total Return Bond Fund	69,423	–	–
ALPS | Red Rocks Listed Private Equity Fund	19,472,820	6,561,622	–
ALPS | WMC Research Value Fund	2,768,412	4,591,672	–
Clough China Fund	225,398	–	–
RiverFront Asset Allocation Moderate	1,365,082	4,262,007	–
RiverFront Asset Allocation Aggressive	785,003	1,660,504	–
RiverFront Asset Allocation Growth	359,997	195,360	–
RiverFront Asset Allocation Growth & Income	1,298,807	1,757,875	–
RiverFront Asset Allocation Income & Growth	174,303	184,603	–

166 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2019, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$24,351,168	$(26,002,629)	$(1,651,461)	$609,831,701
ALPS | Kotak India Growth Fund	4,044,014	(1,197,629)	2,846,385	22,962,381
ALPS | Smith Short Duration Bond Fund	225,612	(556)	225,056	35,259,660
ALPS | Smith Total Return Bond Fund	1,040,871	(11,319)	1,029,552	57,872,927
ALPS | Red Rocks Listed Private Equity Fund	36,742,678	(4,023,492)	32,719,186	170,265,034
ALPS | WMC Research Value Fund	13,850,623	(3,930,990)	9,919,633	76,497,787
Clough China Fund	11,414,563	(4,854,026)	6,560,537	34,090,320
RiverFront Asset Allocation Moderate	1,087,927	(253,875)	834,052	63,057,073
RiverFront Asset Allocation Aggressive	782,498	(953,876)	(171,378)	41,557,508
RiverFront Asset Allocation Growth	461,199	(417,756)	43,443	24,683,697
RiverFront Asset Allocation Growth & Income	1,439,893	(752,528)	687,365	72,245,773
RiverFront Asset Allocation Income & Growth	160,224	(10,463)	149,761	8,405,344

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six-month period ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$78,101,437	$21,177,887
ALPS | Kotak India Growth Fund(b)	9,430,306	12,807,394
ALPS | Smith Short Duration Bond Fund	68,909,566	54,731,776
ALPS | Smith Total Return Bond Fund	147,610,469	114,798,372
ALPS | Red Rocks Listed Private Equity Fund	32,849,755	82,458,512
ALPS | WMC Research Value Fund	23,070,006	26,317,798
Clough China Fund	69,472,685	65,723,243
RiverFront Asset Allocation Moderate	12,656,403	28,448,024
RiverFront Asset Allocation Aggressive	3,661,227	11,518,650
RiverFront Asset Allocation Growth	4,123,280	8,985,851
RiverFront Asset Allocation Growth & Income	17,942,325	32,100,430
RiverFront Asset Allocation Income & Growth	1,751,155	3,332,801

Purchases and sales of U.S. Government Obligations during the six-month period ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$256,514,956	$344,494,189
ALPS | Smith Short Duration Bond Fund	17,826,592	11,148,847
ALPS | Smith Total Return Bond Fund	37,596,419	24,736,670

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

167 | April 30, 2019

Notes to Financial Statements
April 30, 2019 (Unaudited)

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund, ALPS | Smith Total Return Bond Fund, and ALPS | Smith Short Duration Bond Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. The ALPS | WMC Research Value Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate and RiverFront Asset Allocation Income & Growth shares do not incur redemption fees.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge. The RiverFront Asset Allocation Aggressive existing Investor shares were renamed Investor Class II shares.

For the sixth-month period ended April 30, 2019, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class(a)	$2,603	$953
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	1,039	–
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	4,680	1,825
ALPS | Kotak India Growth Fund - Investor Class(a)	100	780
ALPS | Kotak India Growth Fund - Class C	21	–
ALPS | Kotak India Growth Fund - Class I	–	1,310
ALPS | Smith Short Duration Bond Fund - Class I	13,188	20
ALPS | Smith Total Return Bond Fund - Investor Class(a)	51	–
ALPS | Smith Total Return Bond Fund - Class A	51	–
ALPS | Smith Total Return Bond Fund - Class I	5,704	–
ALPS | Red Rocks Listed Private Equity Fund - Investor Class(a)	1,578	2,739
ALPS | Red Rocks Listed Private Equity Fund - Class C	67	–
ALPS | Red Rocks Listed Private Equity Fund - Class I	2,911	20,134
Clough China Fund - Investor Class(a)	–	104

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

168 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	1,445,258	2,404,798
Dividends reinvested	192,618	149,637
Shares redeemed	(1,953,941)	(2,354,591)
Net increase/(decrease) in shares outstanding	(316,065)	199,844
Class A(b)
Shares sold	34,457	25,286
Dividends reinvested	769	–
Shares redeemed	(1)	–
Net increase in shares outstanding	35,225	25,286
Class C
Shares sold	290,416	546,396
Dividends reinvested	27,483	15,808
Shares redeemed	(309,258)	(282,859)
Net increase in shares outstanding	8,641	279,345
Class I
Shares sold	23,542,113	40,931,672
Dividends reinvested	2,060,834	1,409,828
Shares redeemed	(27,437,570)	(19,960,935)
Net increase/(decrease) in shares outstanding	(1,834,623)	22,380,565

	ALPS | Kotak India Growth Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	31,378	108,593
Dividends reinvested	28,015	17,076
Shares redeemed	(125,811)	(286,012)
Net decrease in shares outstanding	(66,418)	(160,343)
Class A(b)
Shares sold	–	720
Dividends reinvested	49	–
Net increase in shares outstanding	49	720
Class C
Shares sold	3,730	36,610
Dividends reinvested	12,986	4,697
Shares redeemed	(8,910)	(13,351)
Net increase in shares outstanding	7,806	27,956
Class I
Shares sold	561,038	465,614
Dividends reinvested	60,005	33,509
Shares redeemed	(285,909)	(696,418)
Net increase/(decrease) in shares outstanding	335,134	(197,295)

169 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

	ALPS | Smith Short Duration Bond Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Period July 2, 2018 (Commencement) to October 31, 2018
Investor Class
Shares sold	17,785	49,021
Dividends reinvested	542	197
Shares redeemed	(24,861)	(11)
Net increase/(decrease) in shares outstanding	(6,534)	49,207
Class A
Shares sold	5,470	11,000
Dividends reinvested	181	52
Net increase in shares outstanding	5,651	11,052
Class C
Shares sold	–	37,049
Dividends reinvested	272	61
Net increase in shares outstanding	272	37,110
Class I
Shares sold	2,534,523	1,357,229
Dividends reinvested	19,387	5,782
Shares redeemed	(367,953)	(1,080)
Net increase in shares outstanding	2,185,957	1,361,931

	ALPS | Smith Total Return Bond Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Period July 2, 2018 (Commencement) to October 31, 2018
Investor Class
Shares sold	184,096	34,199
Dividends reinvested	1,614	114
Shares redeemed	(18,854)	–
Net increase in shares outstanding	166,856	34,313
Class A
Shares sold	242,299	13,470
Dividends reinvested	462	70
Shares redeemed	(100,186)	–
Net increase in shares outstanding	142,575	13,540
Class C
Shares sold	–	11,990
Dividends reinvested	120	47
Net increase in shares outstanding	120	12,037
Class I
Shares sold	4,471,674	1,039,889
Dividends reinvested	31,140	6,526
Shares redeemed	(356,519)	(1,224)
Net increase in shares outstanding	4,146,295	1,045,191

170 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

	ALPS | Red Rocks Listed Private Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	635,253	1,662,283
Dividends reinvested	174,748	732,595
Shares redeemed	(1,333,457)	(4,027,177)
Net decrease in shares outstanding	(523,456)	(1,632,299)
Class A(b)
Shares sold	905	1,383
Dividends reinvested	68	–
Net increase in shares outstanding	973	1,383
Class C
Shares sold	69,475	711,785
Dividends reinvested	88,680	252,360
Shares redeemed	(490,468)	(501,413)
Net increase/(decrease) in shares outstanding	(332,313)	462,732
Class I
Shares sold	4,465,519	12,482,220
Dividends reinvested	866,843	1,953,871
Shares redeemed	(10,096,934)	(6,207,321)
Net increase/(decrease) in shares outstanding	(4,764,572)	8,228,770
Class R
Shares sold	141,947	304,915
Dividends reinvested	44,942	99,325
Shares redeemed	(94,665)	(196,766)
Net increase in shares outstanding	92,224	207,474

	ALPS | WMC Research Value Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	17,918	42,650
Dividends reinvested	544,959	434,186
Shares redeemed	(157,149)	(404,481)
Net increase in shares outstanding	405,728	72,355
Class A(b)
Shares sold	–	1,098
Dividends reinvested	117	–
Shares redeemed	(1)	–
Net increase in shares outstanding	116	1,098
Class C
Shares sold	8,244	2,017
Dividends reinvested	6,835	5,073
Shares redeemed	(24,686)	(2,591)
Net increase/(decrease) in shares outstanding	(9,607)	4,499
Class I
Shares sold	209,669	370,387
Dividends reinvested	416,635	351,365
Shares redeemed	(495,420)	(1,014,778)
Net increase/(decrease) in shares outstanding	130,884	(293,026)

171 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

	Clough China Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	17,370	27,347
Dividends reinvested	27,938	1,040
Shares redeemed	(57,255)	(115,807)
Net decrease in shares outstanding	(11,947)	(87,420)
Class A(b)
Shares sold	4,799	334
Dividends reinvested	29	–
Shares redeemed	(1)	–
Net increase in shares outstanding	4,827	334
Class C
Shares sold	3,682	7,100
Dividends reinvested	10,101	–
Shares redeemed	(46,063)	(52,565)
Net decrease in shares outstanding	(32,280)	(45,465)
Class I
Shares sold	11,217	71,945
Dividends reinvested	78,396	4,707
Shares redeemed	(38,329)	(348,611)
Net increase/(decrease) in shares outstanding	51,284	(271,959)

172 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

	RiverFront Asset Allocation Aggressive
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	75,172	19,583
Dividends reinvested	94,006	20,763
Shares redeemed	(100,891)	(281,867)
Net increase/(decrease) in shares outstanding	68,287	(241,521)
Class A
Shares sold	28,144	612
Dividends reinvested	200	–
Shares redeemed	(1,613)	–
Net increase in shares outstanding	26,731	612
Class C
Shares sold	27,270	72,213
Dividends reinvested	190,251	26,131
Shares redeemed	(233,027)	(146,179)
Net decrease in shares outstanding	(15,506)	(47,835)
Class I
Shares sold	142,023	265,198
Dividends reinvested	187,996	31,757
Shares redeemed	(387,784)	(281,700)
Net increase/(decrease) in shares outstanding	(57,765)	15,255
Investor II(b)
Shares sold	7,198	2,358
Dividends reinvested	36,176	7,256
Shares redeemed	(57,904)	(82,077)
Net decrease in shares outstanding	(14,530)	(72,463)
Class L
Shares sold	140,360	121,715
Dividends reinvested	415,449	61,594
Shares redeemed	(253,983)	(407,438)
Net increase/(decrease) in shares outstanding	301,826	(224,129)

173 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

	RiverFront Asset Allocation Growth
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	5,120	98,940
Dividends reinvested	110,989	8,226
Shares redeemed	(189,007)	(174,218)
Net decrease in shares outstanding	(72,898)	(67,052)
Class A(b)
Shares sold	56,319	686
Dividends reinvested	173	–
Shares redeemed	(1,381)	–
Net increase in shares outstanding	55,111	686
Class C
Shares sold	58,333	106,471
Dividends reinvested	178,928	12,414
Shares redeemed	(272,770)	(180,953)
Net decrease in shares outstanding	(35,509)	(62,068)
Class I
Shares sold	141,691	216,234
Dividends reinvested	232,834	17,824
Shares redeemed	(260,404)	(297,249)
Net increase/(decrease) in shares outstanding	114,121	(63,191)

	RiverFront Asset Allocation Growth & Income
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	11,988	79,468
Dividends reinvested	114,317	33,034
Shares redeemed	(192,420)	(755,337)
Net decrease in shares outstanding	(66,115)	(642,835)
Class A(b)
Shares sold	93,570	929
Dividends reinvested	473	8
Shares redeemed	(18,450)	–
Net increase in shares outstanding	75,593	937
Class C
Shares sold	69,579	222,766
Dividends reinvested	283,404	60,921
Shares redeemed	(474,048)	(382,009)
Net decrease in shares outstanding	(121,065)	(98,322)
Class I
Shares sold	373,734	2,141,952
Dividends reinvested	586,541	109,646
Shares redeemed	(1,055,451)	(687,808)
Net increase/(decrease) in shares outstanding	(95,176)	1,563,790

174 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

	RiverFront Asset Allocation Moderate
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	1,136	26,370
Dividends reinvested	114,815	59,429
Shares redeemed	(283,140)	(438,211)
Net decrease in shares outstanding	(167,189)	(352,412)
Class A(b)
Shares sold	165,447	815
Dividends reinvested	880	8
Shares redeemed	(2,961)	–
Net increase in shares outstanding	163,366	823
Class C
Shares sold	77,494	162,540
Dividends reinvested	562,036	209,832
Shares redeemed	(1,043,703)	(942,609)
Net decrease in shares outstanding	(404,173)	(570,237)
Class I
Shares sold	169,424	629,128
Dividends reinvested	381,813	155,323
Shares redeemed	(642,056)	(814,842)
Net decrease in shares outstanding	(90,819)	(30,391)

	RiverFront Asset Allocation Income & Growth
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	–	7,500
Dividends reinvested	1,124	2,997
Shares redeemed	(2,838)	(95,327)
Net decrease in shares outstanding	(1,714)	(84,830)
Class A(b)
Shares sold	3,515	899
Dividends reinvested	89	10
Shares redeemed	(19)	–
Net increase in shares outstanding	3,585	909
Class C
Shares sold	75,443	49,920
Dividends reinvested	37,187	15,187
Shares redeemed	(147,086)	(175,457)
Net decrease in shares outstanding	(34,456)	(110,350)
Class I
Shares sold	97,371	177,209
Dividends reinvested	30,845	11,153
Shares redeemed	(183,640)	(72,922)
Net increase/(decrease) in shares outstanding	(55,424)	115,440

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.

175 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the six-month period ended April 30, 2019 were as follows:

RiverFront Asset Allocation Aggressive	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of April 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Market Value as of April 30, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	49,049	–	(8,266)	40,783	$23,876	$80,223	$(80,402)	$2,108,073
RiverFront Dynamic US Dividend Advantage ETF	164,840	–	(28,501)	136,339	52,552	350,379	(36,482)	4,490,775
First Trust RiverFront Dynamic Developed International ETF	213,608	–	(37,727)	175,881	70,578	611,599	(166,295)	10,215,169
First Trust RiverFront Dynamic Emerging Markets ETF	85,829	26,561	(16,246)	96,144	22,354	693,885	(11,918)	6,054,188
First Trust RiverFront Dynamic Europe ETF	88,128	–	(45,860)	42,268	11,492	552,324	(447,168)	2,552,987
RiverFront Dynamic US Flex-Cap ETF	527,182	66,227	(142,417)	450,992	124,090	831,174	(369,022)	15,393,033
					$304,942	$3,119,584	$(1,111,287)	$40,814,225

RiverFront Asset Allocation Growth	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of April 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Market Value as of April 30, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	18,145	–	(3,333)	14,812	$9,367	$32,232	$(38,715)	$765,632
RiverFront Dynamic Core Income ETF	78,326	29,576	(32,332)	75,570	25,726	64,501	(4,637)	1,843,530
RiverFront Dynamic US Dividend Advantage ETF	116,065	–	(36,811)	79,254	36,354	237,356	(79,996)	2,610,492
First Trust Riverfront Dynamic Developed International ETF	97,892	8,407	(28,698)	77,601	33,180	320,781	(189,920)	4,507,066
First Trust RiverFront Dynamic Emerging Markets ETF	39,545	18,591	(8,711)	49,425	10,623	351,139	(12,782)	3,112,292
First Trust RiverFront Dynamic Europe ETF	27,124	–	(5,235)	21,889	6,013	121,067	(59,595)	1,322,096
RiverFront Dynamic US Flex-Cap ETF	311,684	–	(59,106)	252,578	70,749	445,646	(276,856)	8,620,866
RiverFront Dynamic Unconstrained Income ETF	98,864	–	(79,846)	19,018	21,491	50,308	(74,023)	480,300
Riverfront Strategic
Income Fund	–	77,478	(34,799)	42,679	26,628	20,059	6,249	1,052,891
					$240,131	$1,643,089	$(730,275)	$24,315,165

176 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

RiverFront Asset Allocation Growth & Income	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of April 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Market Value as of April 30, 2019
First Trust Riverfront Dynamic Asia Pacific ETF	44,878	–	(8,124)	36,754	$22,650	$78,612	$(92,407)	$1,899,814
Riverfront Dynamic Core Income ETF	532,911	188,740	(171,019)	550,632	186,412	469,380	(23,022)	13,432,667
Riverfront Dynamic US Dividend Advantage ETF	603,647	–	(154,382)	449,265	191,050	1,328,986	(402,407)	14,798,025
First Trust Riverfront Dynamic Developed International ETF	262,527	23,947	(100,256)	186,218	85,433	912,965	(643,920)	10,815,542
First Trust Riverfront Dynamic Emerging Markets ETF	72,759	86,830	(19,683)	139,906	19,923	923,564	(20,780)	8,809,881
First Trust Riverfront Dynamic Europe ETF	87,167	–	(34,948)	52,219	14,343	456,839	(330,337)	3,154,028
Riverfront Dynamic US Flex-Cap ETF	503,078	–	(93,516)	409,562	113,653	724,051	(395,091)	13,978,965
Riverfront Dynamic Unconstrained Income ETF	361,253	–	(305,372)	55,881	70,213	192,921	(288,354)	1,411,275
Riverfront Strategic Income Fund	–	293,227	(167,681)	125,546	95,709	59,007	36,900	3,097,220
					$799,386	$5,146,325	$(2,159,418)	$71,397,417

RiverFront Asset Allocation Moderate	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of April 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Market Value as of April 30, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	13,443	–	(2,994)	10,449	$6,586	$28,754	$(32,710)	$540,109
RiverFront Dynamic Core Income ETF	1,182,155	214,079	(371,429)	1,024,805	382,825	951,374	(48,770)	25,000,118
RiverFront Dynamic US Dividend Advantage ETF	690,191	–	(153,283)	536,908	216,471	1,573,034	(499,993)	17,684,837
First Trust RiverFront Dynamic Developed International ETF	85,826	23,021	(20,377)	88,470	31,064	353,716	(120,994)	5,138,337
First Trust RiverFront Dynamic Europe ETF	6,116	3,788	(1,682)	8,222	1,944	50,100	(17,152)	496,609
RiverFront Dynamic US Flex-Cap ETF	454,234	44,144	(197,003)	301,375	90,408	501,987	(285,373)	10,286,381
RiverFront Dynamic Unconstrained Income ETF	263,876	–	(214,345)	49,531	55,978	146,686	(206,975)	1,250,905
Riverfront Strategic Income Fund	–	195,913	(89,424)	106,489	67,184	50,050	17,595	2,627,084
					$852,460	$3,655,701	$(1,194,372)	$63,024,380

177 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

RiverFront Asset Allocation Income & Growth	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of April 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Market Value as of April 30, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	1,670	75	(1,745)	–	$684	$15,631	$(16,559)	$–
RiverFront Dynamic Core Income ETF	244,739	26,923	(64,584)	207,078	79,081	204,516	(17,374)	5,051,668
RiverFront Dynamic US Dividend Advantage ETF	58,571	8,879	(12,532)	54,918	20,129	175,869	(36,728)	1,808,906
First Trust RiverFront Dynamic Developed International ETF	4,561	159	(956)	3,764	1,510	14,625	(4,930)	218,613
First Trust RiverFront Dynamic Europe ETF	647	25	(138)	534	144	3,193	(1,352)	32,254
RiverFront Dynamic US Flex-Cap ETF	25,365	6,704	(9,716)	22,353	5,503	46,581	(13,022)	762,941
RiverFront Dynamic Unconstrained Income ETF	33,553	398	(27,326)	6,625	7,289	19,259	(25,993)	167,314
Riverfront Strategic Income Fund	–	25,951	(11,457)	14,494	8,969	7,079	2,855	357,567
					$123,309	$486,753	$(113,103)	$8,399,263

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (the “AAI”) acts as the Portfolios’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital, LLC(a)
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Asset Allocation Aggressive	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC
RiverFront Asset Allocation Moderate	RiverFront Investment Group, LLC
RiverFront Asset Allocation Income & Growth	RiverFront Investment Group, LLC

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

178 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Smith Short Duration Bond Fund	0.37%
ALPS | Smith Total Return Bond Fund	0.55%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Riverfront Funds listed below pay an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Funds’ contractual unitary administrative fee rates (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Aggressive	0.25%
RiverFront Asset Allocation Growth	0.25%
RiverFront Asset Allocation Growth & Income	0.25%
RiverFront Asset Allocation Moderate	0.25%
RiverFront Asset Allocation Income & Growth	0.25%

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | WMC Research Value Fund	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%

Effective November 7, 2018, Wellington Management Company, LLP temporarily and voluntarily reduced the sub-advisory fee rate on the Fund’s daily net assets of $0 to $250 million by ten basis points. This reduction will remain in effect for 12 months unless terminated earlier by Wellington Management Company, LLP. The other tiers have remained unchanged.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis.

179 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

ALPS | Kotak India Growth Fund

Prior to April 1, 2017, AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis. Effective April 1, 2017, Kotak entered into a Novation Agreement with the Fund, AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“KMAMS”), another wholly owned subsidiary of Kotak Mahindra Bank Limited, whereby KMAMS will assume all of Kotak’s rights and obligations under the current Sub-Advisory Agreement.

ALPS | Smith Short Duration Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis.

ALPS | Smith Total Return Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis.

ALPS | Red Rocks Listed Private Equity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis.

ALPS | WMC Research Value Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis.

Clough China Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2020 and is reevaluated on an annual basis.

Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the six-month period ended April 30, 2019 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	1.60%	N/A
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%	N/A
ALPS | Smith Total Return Bond Fund	0.67%	0.67%	0.67%	0.67%	N/A
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	1.25%	1.25%
ALPS | WMC Research Value Fund	0.90%	0.90%	0.90%	0.90%	N/A
Clough China Fund	1.95%	1.95%	2.70%	1.70%	N/A

180 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Red Rocks Listed Private Equity Fund,ALPS | WMC Research Value Fund and Clough China Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the six-month period ended April 30, 2019, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

	Expires	Expires	Expires	Expires
Fund	10/31/2019	10/31/20	10/31/21	10/31/22	Total
ALPS | Kotak India Growth Fund - Investor Class	49,916	80,686	75,758	44,700	251,060
ALPS | Kotak India Growth Fund - Class A	N/A	N/A	42	71	113
ALPS | Kotak India Growth Fund - Class C	18,335	22,009	20,620	16,812	77,776
ALPS | Kotak India Growth Fund - Class I	80,121	162,405	171,092	102,971	516,589
ALPS | Smith Short Duration Bond Fund - Investor Class	N/A	N/A	2,130	767	2,897
ALPS | Smith Short Duration Bond Fund - Class A	N/A	N/A	1,214	225	1,439
ALPS | Smith Short Duration Bond Fund - Class C	N/A	N/A	1,236	600	1,836
ALPS | Smith Short Duration Bond Fund - Class I	N/A	N/A	33,418	35,394	68,812
ALPS | Smith Total Return Bond Fund - Investor Class	N/A	N/A	1,061	1,575	2,636
ALPS | Smith Total Return Bond Fund - Class A	N/A	N/A	1,197	429	1,626
ALPS | Smith Total Return Bond Fund - Class C	N/A	N/A	1,187	217	1,404
ALPS | Smith Total Return Bond Fund - Class I	N/A	N/A	37,658	40,940	78,598
ALPS | WMC Research Value Fund - Investor Class	99,045	187,414	190,912	91,182	568,553
ALPS | WMC Research Value Fund - Class A	N/A	N/A	16	19	35
ALPS | WMC Research Value Fund - Class C	936	2,406	2,821	1,226	7,389
ALPS | WMC Research Value Fund - Class I	84,412	160,027	152,537	69,956	466,932
Clough China Fund - Investor Class	N/A	N/A	25,566	15,103	40,669
Clough China Fund - Class A	N/A	N/A	9	32	41
Clough China Fund - Class C	N/A	N/A	9,843	5,445	15,288
Clough China Fund - Class I	N/A	N/A	52,087	29,750	81,837

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has each entered into a separate advisory agreement (, the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the six-months ended April 30, 2019, this amount equaled $489,260 and is disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | CoreCommodity recovered $203 during the period ended April 30, 2019.

The Riverfront Funds do not pay a management fee or contractually limit the amount of each Fund’s total annual expenses.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exempted relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs. There were no amounts reimbursed during the Funds’ six-month period ended April 30, 2019.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Listed Private Equity Fund only) and Investor Class II (Asset Allocation Moderate only) shares. The Plans allows a Fund to use Investor Class, Class A, Class C, Class R and Investor Class II assets to pay fees in connection with the distribution and marketing of Investor

181 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

Class, Class A, Class C, Class R and Investor Class II shares and/or the provision of shareholder services to Investor Class, Class A, Class C, Class R and Investor Class II shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and Investor Class II shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class, Class A and Investor Class II shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Effective December 31, 2018, the Smith Funds adopted a Investor Class Shareholder Services Plan with respect to their Investor Class shares to compensate Participating Organizations an aggregate fee in an amount not to exceed on an annual basis 0.05% of the average daily net asset value of Investor Class shares. Prior to December 31, 2018, the aggregate fee in an amount not to exceed on an annual basis was 0.15% of the average daily net asset value of Investor Class shares for the Smith Funds. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six-month period ended April 30, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Effective December 31, 2018, the Smith Funds adopted a Class A Shareholder Services Plan with respect to their Class A shares to compensate Participating Organizations an aggregate fee in an amount not to exceed on an annual basis 0.05% of the average daily net asset value of Class A shares. Prior to December 31, 2018, the aggregate fee in an amount not to exceed on an annual basis was 0.15% of the average daily net asset value of Class A shares for the Smith Funds. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six-month period ended April 30, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

182 | April 30, 2019

Notes to Financial Statements

April 30, 2019 (Unaudited)

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six-month period ended April 30, 2019 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of April 30, 2019.

11. SUBSEQUENT EVENTS

At a meeting held on June 11-12, 2019, the Board of Trustees of the Trust approved Agreements and Plans of Reorganization providing for the reorganization of RiverFront Asset Allocation Income & Growth and RiverFront Asset Allocation Growth, each a series of the Trust, into RiverFront Asset Allocation Moderate and RiverFront Asset Allocation Growth & Income, respectively. The closing date of the reorganizations is expected to be on or about August 5, 2019. Each reorganization is subject to closing conditions, and there is no assurance that either reorganization will occur.

183 | April 30, 2019

Additional Information

April 30, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

184 | April 30, 2019

Privacy Policy

April 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions

• Account balances and transaction history

• Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

185 | April 30, 2019

Privacy Policy

April 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.
QUESTIONS?
QUESTIONS	Call 1-866-759-5679 or go to www.alpsfunds.com

186 | April 30, 2019

Intentionally Left Blank

866.759.5679 | alpsfunds.com

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS0001222

SS&C | ALPS ADVISORS

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Brad Swenson
Brad Swenson (Principal Executive Officer)
President

Date:	July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Brad Swenson
Brad Swenson (Principal Executive Officer)
President

Date:	July 5, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 5, 2019